                           EMERALD FUNDS ANNUAL REPORT

                                     EMERALD
                          INSTITUTIONAL & SERVICE SHARES

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                                November 30, 1997
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                                     [LOGO]

                        EMERALD FUNDS 1997 ANNUAL REPORT

                                    EMERALD

                         INSTITUTIONAL & SERVICE SHARES

                              Emerald Equity Fund

                           Emerald Equity Value Fund

                       Emerald International Equity Fund

                       Emerald Small Capitalization Fund

                             Emerald Balanced Fund

                      Emerald Short-Term Fixed Income Fund

                    Emerald U.S. Government Securities Fund

                           Emerald Managed Bond Fund

                        Emerald Florida Tax-Exempt Fund

                   Emerald Prime, Treasury & Tax-Exempt Funds

    This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for one of the Emerald Funds discussed within.

    THE EMERALD FUNDS ARE NOT INSURED OR PROTECTED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, ARE NOT DEPOSITS OR OBLIGATIONS OF BARNETT BANK, ARE NOT GUARANTEED BY THE BANK AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    Investments in the Prime, Treasury and Tax-Exempt Funds are neither insured nor guaranteed by the U.S. Government, and yields will fluctuate. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

    Barnett Capital Advisors, Inc. serves as investment adviser to the Emerald Funds, is paid a fee for its services and is unaffiliated with Emerald Asset Management, Inc., the Funds' distributor.

    The service contractors for the Emerald Funds may from time to time voluntarily waive fees or reimburse Fund expenses, which increases the return to investors. These fee waivers and reimbursements may be discontinued at any time, which would reduce performance results.

    The Emerald Funds prospectuses contain more complete information, including charges and expenses. Please read the prospectus carefully before investing.

                                                                        TABLE OF
                                                                        CONTENTS

ECONOMIC OUTLOOK AND MARKET REVIEW                                             1

INTERVIEWS WITH YOUR PORTFOLIO MANAGERS
  EMERALD EQUITY FUND                                                          3
  EMERALD EQUITY VALUE FUND                                                    7
  EMERALD INTERNATIONAL EQUITY FUND                                           11
  EMERALD SMALL CAPITALIZATION FUND                                           15
  EMERALD BALANCED FUND                                                       19
  EMERALD SHORT-TERM FIXED INCOME FUND                                        23
  EMERALD U.S. GOVERNMENT SECURITIES FUND                                     27
  EMERALD MANAGED BOND FUND                                                   32
  EMERALD FLORIDA TAX-EXEMPT FUND                                             36
  EMERALD PRIME, TREASURY & TAX-EXEMPT FUNDS                                  40

SCHEDULES OF PORTFOLIO INVESTMENTS
  EMERALD EQUITY FUND                                                         43
  EMERALD EQUITY VALUE FUND                                                   48
  EMERALD INTERNATIONAL EQUITY FUND                                           53
  EMERALD SMALL CAPITALIZATION FUND                                           57
  EMERALD BALANCED FUND                                                       61
  EMERALD SHORT-TERM FIXED INCOME FUND                                        70
  EMERALD U.S. GOVERNMENT SECURITIES FUND                                     73
  EMERALD MANAGED BOND FUND                                                   76
  EMERALD FLORIDA TAX-EXEMPT FUND                                             80
  EMERALD PRIME FUND                                                          83
  EMERALD TREASURY FUND                                                       86
  EMERALD TAX-EXEMPT FUND                                                     87

STATEMENTS OF ASSETS AND LIABILITIES                                          91

STATEMENTS OF OPERATIONS                                                      94

STATEMENTS OF CHANGES IN NET ASSETS                                           97

NOTES TO FINANCIAL STATEMENTS                                                103

FINANCIAL HIGHLIGHTS                                                         119

INDEPENDENT AUDITOR'S REPORT                                                 146

BARNETT CAPITAL ADVISORS'
ECONOMIC OUTLOOK AND MARKET REVIEW
--------------------------------------------------------------------------------

THE ECONOMY: HARDLY MISSING A BEAT

We've had an economy that's been remarkably strong on all fronts, with the exception, perhaps, of government spending. It's become something of a cliche this year, but in an economic sense, we've been experiencing "the best of all worlds" right now. We have an economy running on just about all cylinders:
Consumers are spending; the corporate sector is investing; and the federal deficit is nearly balanced. And all this is being achieved with inflation running at just about 2%.

Gross Domestic Product (GDP), the most common measure of the economy's strength, grew 4% for the 12 months ended November 30, 1997. Most recently, GDP growth for the third quarter of 1997 was an annualized rate of 3.5%. While this pace was somewhat lower than the first quarter's blistering 5.8% rate, it still underscores continued, solid growth.

Looking into 1998, we could be at a crossroads. Certainly, the extreme events that recently occurred in Southeast Asia -- which reflected a spreading throughout the region of problems that had been contained in Japan for the last several years -- have caused interest rates to come down dramatically. But along with the implications of our strong dollar, the Asian situation has kept the Federal Reserve Board (Fed) on the sidelines; the Fed has been reluctant to raise interest rates, for fear of adversely impacting global markets. This series of events could actually help pump up the U.S. economy going into next year.

INFLATION: WAGE PRESSURES CHECKED BY PRODUCTIVITY GAINS

Inflation has been more tame than might be expected, given the continued strong job growth and the extended expansion of the economy. Through November, the rate of inflation as measured by the Consumer Price Index was just 2.1% -- despite the fact that unemployment had dropped to 4.6%, its lowest level in nearly 25 years. The hero in this story is rising productivity, spawned by capital investments made by American industries in recent years and by the rising impact of technology. Through the third quarter of 1997, the nation's "output percentage" grew at an annualized rate of 4.4%. This means that the same number of workers, working the same number of hours, produced 4.4% more in goods and services.

Higher productivity can offset factors that might otherwise fuel rising inflation. In theory, companies could afford to pay workers 4.4% more in wages and benefits without having to raise prices. This is a lesson that the markets have had to learn: While wages are going up faster than the rate of inflation, productivity is growing at least as fast as wages. And this eliminates, or at least delays, the threat of rising inflation coming from rising wages.

The globalization of productivity, and a global economy nourished by free trade agreements such as NAFTA, also has helped the economy grow. This isn't great news for American workers -- because so many goods can now be made more cheaply overseas -- but it helps companies grow profits.

INTEREST RATES AND BONDS: A WILD, BUT ULTIMATELY POSITIVE, RIDE

Over the last 12 months, the yield on the benchmark 30-year U.S. Treasury bond fell approximately 60 basis points (0.60%) -- a significant drop and one that helped fuel strong, year-to-year gains in both the bond and stock markets. However, the road to lower interest rates was not free of potholes. Beginning December 1, 1996, the long bond rose from 6.35% to 7.20% in mid-April, spurred at least partially by the Fed's decision to raise short-term rates 25 basis points (0.25%) in March. With interest rates climbing, bond prices sank, and stocks followed suit.

But the situation reversed itself in the spring, and long-term rates began a steady, substantial decline, resting at 6.13% at the end of November. This positive move drove bond prices higher and established an underpinning for renewed strength in the stock market.

--------------------------------------------------------------------------------

STOCKS: HIGH, HIGHER, HIGHEST

Stocks provided equity investors with another outstanding year, with most of the major indices posting gains that were much higher than historical norms. To be sure, volatility was the rule throughout the last 12 months. In early spring, the Dow Jones Industrial Average lost nearly 10% of its value, while the Nasdaq Average dropped 14%. Then, regaining its upward momentum, the market drove to a record high of 8259 on August 6. However, just 11 weeks later, the Dow suffered its largest single-day point loss in history, plunging 554 points on October 27. But, as we write this report in early December, the Dow has recaptured almost all of its recent losses and is standing within 2% of its August high.

Stocks were propelled by lower interest rates and the simple willingness of investors to keep investing. Equity growth has come partly as the result of a self-fulfilling prophecy: The fact that the stock market has gone up has created a new awareness among potential investors -- especially baby boomers who are in their peak earning years and who feel they must begin saving for retirement -- and they've started to put their money into stocks.

Another factor helping the market is that investors' risk tolerance levels are substantially higher than they were in years past. With the emergence of 401(k)s -- and the way that the market has recovered so quickly from recent downturns -- investors have become a little more sanguine about risk.

THE ROAD AHEAD: ROOM FOR GROWTH

Moving forward, we're going to pay very close attention to the level of the stock market, and to the shape of the interest-rate yield curve -- to how steep or flat it is -- which can guide us in our bond selection. At this stage, we feel there's still a little more room for growth left in the stock market, and we remain moderately positive about stocks.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
G. Russell
Creighton,
CFA
INVESTMENT MANAGER
17 years of
investment
experience

EMERALD EQUITY FUND
Mr. Creighton joined Barnett in 1981 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. Mr. Creighton earned his BBA in Finance from Stetson University and his MBA in Finance from the University of North Florida. He holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from AIMR.
INVESTMENT GOAL
The Fund's investment goal is to seek long-term capital appreciation by investing primarily in common stocks. As a secondary objective, the Fund seeks potential dividend income growth.
The Fund is best suited for investors seeking capital appreciation over the long term, wanting to diversify their investment portfolios with a common stock alternative and those willing to assume the risk associated with equity investments.

PORTFOLIO COMPOSITION*
The portfolio is diversified across a variety of industries and holds stocks of companies that we believe will prosper.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals          13%
Consumer Staples            13%
Health Care                 17%
Finance                     11%
Utilities                    8%
Technology                  17%
Manufacturing               13%
Transportation               1%
Energy                       7%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS*

The 10 largest holdings in the portfolio include internationally diversified companies with household names, such as General Electric and Travelers.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
General Electric Co.                                3.20%   Conagra, Inc.                                       1.77%
 .........................................................  ..........................................................
Bristol Myers Squibb Co.                            2.21%   General Nutrition Co.                               1.72%
 .........................................................  ..........................................................
Pfizer, Inc.                                        1.88%   Worldcom, Inc.                                      1.70%
 .........................................................  ..........................................................
USX-Marathon Group                                  1.87%   Eli Lilly and Co.                                   1.69%
 .........................................................  ..........................................................
Travelers Group, Inc.                               1.81%   SunAmerica                                          1.66%
 .........................................................  ..........................................................
                                                            Total                                              19.51%
 .........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD EQUITY FUND                                    (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       S&P BARRA

             S&P 500       Growth     Lipper  Institutional Shares
11/30/87     $10,000      $10,000    $10,000              $ 10,000
12/31/87     $10,815      $10,645    $10,998              $ 10,406
6/88         $12,119      $11,818    $12,332              $ 11,250
12/88        $12,543      $12,144    $12,406              $ 11,315
6/89         $14,605      $14,114    $14,515              $ 12,938
12/89        $16,493      $16,564    $15,814              $ 14,724
6/90         $17,001      $17,614    $16,429              $ 15,244
12/90        $15,970      $16,597    $14,958              $ 14,513
6/91         $18,257      $19,187    $17,284              $ 16,234
12/91        $20,848      $22,966    $20,392              $ 19,100
6/92         $20,716      $21,716    $19,675              $ 17,829
12/92        $22,447      $24,129    $21,949              $ 19,898
6/93         $23,530      $23,516    $22,934              $ 19,709
12/93        $24,690      $24,535    $24,577              $ 20,747
6/94         $23,845      $23,453    $23,321              $ 19,311
12/94        $25,013      $25,302    $24,191              $ 19,528
6/95         $30,052      $30,660    $28,716              $ 23,615
12/95        $34,375      $34,949    $32,090              $ 26,453
6/96         $37,879      $39,017    $34,645              $ 29,173
12/96        $42,306      $43,325    $37,699              $ 31,858
6/97         $51,007      $53,963    $43,505              $ 36,289
11/30/97     $55,467      $58,424    $47,482              $ 40,366

AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997*

                                          INSTITUTIONAL
                                           SHARES
                                          ---------
1 Year                                       23.60%
5 Year                                       15.18%
10 Year                                      16.02%
Since Inception                              14.57%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------

The performance of the Emerald Equity Fund is measured against the Lipper Growth Funds Average, an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes, the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market and the S&P Barra Growth Index, an unmanaged index generally representative of growth stocks. The S&P 500 Index and the S&P Barra Growth Index do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 ----------------
  * The inception date for performance purposes is 12/31/79. The quoted performance of the Emerald Equity Fund includes performance of a common trust fund for employee benefit plan accounts that was managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 6/28/91. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.79% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Retail Shares for the period from 6/28/91 to 3/1/94 and of the Fund's Institutional Shares thereafter.

EMERALD EQUITY FUND                                    (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 23.60%. In comparison, the average growth funds as tracked by Lipper Analytical Services, Inc. was up 23.56%, while the Standard & Poor's (S&P) 500 Index, an unmanaged index generally representative of the U.S. stock market, rose 28.51% and the S&P Barra Growth Index, an unmanaged index generally representative of growth stocks, rose 31.61%. Given that, for most of the year, investors drove up the prices of large-cap stocks that seemed overvalued by our measures -- and mostly ignored the type of undervalued, mid-cap stocks that we favor -- it's notable that the Fund managed to keep pace with the Lipper benchmark.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

The year began with a great deal of pessimism in the market. We had two back-to-back years in which we saw annualized returns of more than 20%. With the thought that it would be almost unprecedented to have a third straight year of such outstanding returns, most investment strategists were talking about flat to possibly negative returns in the stock market. As a result, we saw a "flight to quality," a focus on large, blue-chip stocks -- companies such as Coca-Cola, Intel, Microsoft and Procter & Gamble. For the first six months of the year, these high-quality, large-capitalization, multinational companies led the stock market's charge. They were bid up to levels that were almost breathtaking, trading at price-to-earnings (P/E) ratios that were very high on a historical basis. The Fund was underweighted in this sector, which dampened our performance.

In the middle of the year, we saw a return to more rational behavior, in that the market began to perceive that the growth rates of the large-cap companies were not sustainable enough to justify the level of P/E multiples that existed. That situation, coupled with a rising dollar, put some of the companies' earnings growth at risk (such companies rely on international trade for a significant part of their earnings). As a result, we saw a massive rotation out of these large-cap stocks and into our kind of mid-cap stocks -- where the growth rates actually were better and the valuations were considerably less risky. On a performance basis, we made up a lot of ground on the market during this two- to three-month period, riding mostly on the strength of our technology holdings and on the overall market rotation into the types of stocks in our portfolio.

Then came the crisis in Asia. What took place in the Far East dramatically changed the landscape of the financial markets. For one thing, any exposure that individual companies had to Far East economies brutalized their stocks, and many of the technology names in our portfolio had a large exposure to Asia. As a result, we saw a pretty healthy sell-off of many of our technology holdings in October and November.

WHAT AREAS IN THE MARKET WORKED OUT WELL FOR YOU?

We had a lot of success in the capital goods area. Caterpillar (0.85% of the Fund's net assets) performed well early in the year. Lear Corp. (0.98%), which manufactures automobile parts, has benefited from the move by many large companies to outsource work on individual components, and the stock did very well for us. In the technology sector, we owned Dell Computer (since sold) during a period when the stock was up more than 200% for the year. We actually made a timely sale out of Dell and into Compaq Computer (1.48%), and it has since appreciated more than 40%. SCI Systems (1.06%), which is up just under 100%, is another outsourcing story. SCI produces built-to-order computer boxes for customers such as Hewlett-Packard and Apple Computer; it also manufactures medical devices and telephone equipment, such as handsets.

Other areas of strength were in the consumer cyclical names. A lot of the retailers have done very well for us -- including Staples (1.50%), Consolidated Stores (1.54%) and Home Depot (1.21%). In health care -- an area in which we were overweighted -- the drug stocks have all been very strong, led primarily by Pfizer (1.88%), Eli Lilly (1.69%) and a smaller cap, biotech concern, Elan Corp. (1.09%). We're also excited about the financial sector. We're underweighted in financial stocks -- because it's a

EMERALD EQUITY FUND                                    (as of November 30, 1997)
--------------------------------------------------------------------------------

small component of the growth index -- but we did have fairly sizable exposure in Travelers Group (1.81%). We've also done very well with BankAmerica (1.47%).

WHAT STOCKS DIDN'T WORK OUT FOR YOU?

Unfortunately, we owned a fairly substantial stake in Oxford Health Plans. After careful review, we decided it was best to eliminate our position -- a move that has since proven to be constructive, as the stock has continued its downward slide.

WHAT IS YOUR CURRENT STRATEGY?

We've reduced some of our overweighting in technology by taking profits on some of the gains we realized this past year. Generally, we continue to basically be bottom-up stock pickers, looking for companies where earnings are being revised upward, where the prospects for growth within a company and its industry sector are greater than for the overall market, and where valuations are equal to, or below, the market's valuations. Right now, most of those kinds of stocks are in the mid-cap area of the market. We believe that, over time, investors in these stocks will be rewarded.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
Don W. Bryant,
CFA
INVESTMENT MANAGER
11 years of
investment
experience

PHOTO
Martin E. LaPrade,
CFA
INVESTMENT MANAGER
17 years of
investment
experience

EMERALD EQUITY
VALUE FUND

Mr. Bryant joined Barnett in 1987. He has worked with the firm throughout his investment career and plays an integral role on the equity investment team. He received his undergraduate degree from the University of South Alabama and his MBA in Finance from the University of Georgia. Mr. Bryant holds membership in the Association for Investment Management and Research (AIMR) and the Jacksonville Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

Mr. LaPrade joined Barnett in 1978 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. He received his BS in Accounting from Furman University. Mr. LaPrade holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is long-term capital appreciation, with income as a secondary objective through investments primarily in common and preferred stock and debt securities convertible into common stock.

The Fund is best suited for investors who seek long-term capital appreciation and are willing to accept the relative risks associated with investments in undervalued stocks.

EMERALD EQUITY VALUE FUND                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
The portfolio seeks to purchase stocks with a price-book value ratio below that of the median stock in the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials             15%
Energy                      13%
Transportation               8%
Manufacturing                7%
Technology                   5%
Consumer Cyclicals           7%
Consumer Staples             1%
Finance                     28%
Utilities                   16%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

The portfolio's 10 largest holdings include such established companies as IBM, Exxon and Ameritech.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Travelers Group, Inc.                               2.92%   Federated Dept. Stores                              1.88%
 .........................................................  ..........................................................
IBM                                                 2.66%   Ameritech Corp.                                     1.87%
 .........................................................  ..........................................................
Exxon Corp.                                         2.52%   Allstate Financial                                  1.74%
 .........................................................  ..........................................................
BankAmerica Corp.                                   2.00%   Mobil Corp.                                         1.68%
 .........................................................  ..........................................................
BellSouth Corp.                                     1.99%   GTE Corp.                                           1.66%
 .........................................................  ..........................................................
                                                            Total                                              20.92%
 .........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD EQUITY VALUE FUND                              (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       S&P BARRA

             S&P 500        Value  Institutional shares
12/27/95     $10,000      $10,000              $ 10,000
3/96         $10,544      $10,639              $ 10,741
6/96         $11,020      $10,857              $ 10,972
9/96         $11,357      $11,143              $ 11,282
12/96        $12,307      $12,199              $ 12,480
3/97         $12,638      $12,415              $ 12,809
6/97         $14,842      $14,211              $ 14,612
9/97         $16,253      $15,682              $ 16,092
11/30/97     $16,132      $15,512              $ 15,984

 AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997

                                          INSTITUTIONAL
                                           SHARES
                                          ---------
1 Year                                       27.95%
Since Inception (12/27/95)                   27.48%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------

The performance of the Emerald Equity Value Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market and the S&P Barra Value Index, an unmanaged index generally representative of value-oriented securities. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

EMERALD EQUITY VALUE FUND                              (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 27.95%. In comparison, the S&P Barra Value Index, an unmanaged index of value-oriented securities, rose 25.08%, while the S&P 500 Index was up 28.51%.

When you look at which styles have worked and which haven't worked for the market as a whole over the last 12 months, our performance is pretty remarkable. In terms of investment style -- growth stocks versus value stocks -- growth has done better. Also stocks with low price-to-earnings (P/E) ratios and high dividend yields have underperformed the market the last 12 months. Our Fund is value driven and has an above-market dividend yield and a P/E ratio around 75% of the market's multiple. These factors should have worked against us, yet we had a strong year.

WHAT AREAS IN THE MARKET WORKED IN YOUR FAVOR?

A large portion of the Fund's return came from the financial stocks in our portfolio. We were overweighted in that sector, which significantly outperformed the market. One particularly good performer was Salomon Brothers, which benefited from the proposed buyout by Travelers (which we also own).

We also were overweighted in energy, and that helped us. One of our good energy performers was USX-Marathon (1.17% of the Fund's net assets), which explores for, refines and transports oil. In other sectors, we did well with Parker-Hannifin (1.53%), a producer of fluid, pressure and motion controls, and with Rite Aid (1.59%), a drug retailer that produced strong, comparable-store sales. Another winner was Xerox (1.18%), which benefited from good earnings growth in the office equipment and supply business.

WHAT SECTORS DIDN'T WORK OUT?

Our holdings in basic materials -- which include paper and chemical stocks -- and electric utilities have significantly underperformed the market over the last 12 months. We were somewhat overweighted in these sectors, which hurt performance.

DURING PERIODS OF MARKET VOLATILITY, HOW CAN INVESTORS BENEFIT FROM HOLDING SHARES IN THIS FUND?

The surprise this past year hasn't necessarily been the volatility, but the resilience with which stock prices have snapped back from every temporary sell-off. Still, stocks don't go up all the time. From the standpoint of investing in the Equity Value Fund, we've put together what most people would call a defensive portfolio -- as indicated by the Fund's lower than average P/E and price-to-book ratios, and its higher than average dividend yield. It's a high quality portfolio. If you look at the areas in which we're overweighted -- such as energy and utilities -- these are sectors that typically do better than the market as a whole when stock prices turn down for a prolonged period of time.

HOW ARE YOU POSITIONING THE FUND FOR THE NEXT 12 MONTHS?

We continue to like the financial stocks, for two reasons. First, we believe the economy will continue to grow modestly, which would help this sector. Second, we see interest rates remaining stable or trending lower. So, we're maintaining our overweighting in the financial sector. We're also looking hard for opportunities in the consumer staples and health-care areas. Overall, we look at relative value, so that, even in a strong market, we can find stocks that look relatively attractive when compared to either the market as a whole or to their respective sectors.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
Jeffrey A. Busby,
CFA
MANAGING PARTNER OF
OPERATIONS, SENIOR
PORTFOLIO
MANAGER/ANALYST
AT BRANDES
INVESTMENT
PARTNERS,
SUB-ADVISER FOR
THE EMERALD
INTERNATIONAL
EQUITY FUND.

PHOTO
Don W. Bryant,
CFA
INVESTMENT MANAGER
11 years of
investment
experience

EMERALD INTERNATIONAL EQUITY FUND

Mr. Busby, one of five managing partners at Brandes (Sub-Adviser to the Emerald International Equity Fund), is responsible for overseeing the firm's operations and trading functions. As a senior member of the Investment Committee, he contributes to the investment process through his fundamental research on companies worldwide as well as through his computer screening of fundamental data. Before joining Brandes, Mr. Busby worked as an analyst at a financial institution and as a registered representative. Jeff received his BS in Chemical Engineering in 1983 from Northwestern University and his MBA in Finance in 1988 from the University of California at Berkeley. He is a member of both the Association for Investment Management and Research (AIMR) and of the Financial Analysts Society of San Diego.

Mr. Bryant joined Barnett in 1987. He has worked with the firm throughout his investment career and plays an integral role on the equity investment team. He received his undergraduate degree from the University of South Alabama and his MBA in Finance from the University of Georgia. Mr. Bryant holds membership in the Association for Investment Management and Research (AIMR) and the Jacksonville Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is long-term capital appreciation through investments primarily in equity securities of foreign issuers.*

The Fund is best suited for investors who seek capital appreciation over the long term and are willing to accept the relative risks associated with foreign investments.

---------------
* International investing involves increased risk and volatility.

EMERALD INTERNATIONAL EQUITY FUND                      (as of November 30, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION**
The portfolio emphasizes established
companies located in a variety of
different foreign regions that sell below their "true value."

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Latin America             9%
United Kingdom           13%
Europe                   59%
Asia                     11%
Other                     8%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS**

The portfolio's 10 largest holdings include such international companies as Nestle, Daimler-Benz, and Groupe Danone.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Nestle SA                                           5.18%   Alcatel Alsthom                                     3.99%
 .........................................................  ..........................................................
Daimler-Benz AG                                     4.54%   Instituto Mobiliare Italiano                        3.45%
 .........................................................  ..........................................................
Groupe Danone                                       4.40%   Den Danske Bank                                     3.31%
 .........................................................  ..........................................................
Telecom Italia                                      4.39%   AGF Assurance                                       3.21%
 .........................................................  ..........................................................
Tele Danmark                                        4.34%   BTR PLC                                             3.13%
 .........................................................  ..........................................................
                                                            Total                                              39.94%
 .........................................................  ..........................................................

---------------
** The composition of the Fund's holdings is subject to change.

EMERALD INTERNATIONAL EQUITY FUND                      (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             INSTITUTIONAL
             MSCI EAFE          SHARES
12/27/95         $10,000              $10,000
3/96             $10,210              $10,806
6/96             $10,467              $13,362
12/96            $10,620              $11,473
3/97             $10,453              $12,168
6/97             $11,811              $13,780
11/30/97         $10,729              $13,362

 AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997

                                          INSTITUTIONAL
                                           SHARES
                                          ---------
1 Year                                       17.75%
Since Inception (12/27/95)                   16.19%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------

The performance of the Emerald International Equity Fund is measured against the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, an unmanaged index of primarily large-capitalization stocks issued in Europe, Australia and the Far East. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

EMERALD INTERNATIONAL EQUITY FUND                      (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 17.75%. In comparison, the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, an unmanaged index of primarily large-capitalization stocks issued by companies in Europe, Australia and the Far East, declined 0.40%. In recent months, international markets fell substantially. The decline was led by Asian markets, then spread to Latin America and to the developed markets in the United States and Europe. However, relative to our benchmark, the Fund had a very strong year, even in the face of this widespread volatility.

WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTSTANDING RETURNS?

A lot of our outperformance had to do with the fact that we were pretty heavily committed to Europe and had a relatively small weighting in Asia. During the last year, European markets generally did very well, while Asian stocks took a beating. Our bottom-up value style led us to find more bargains in Europe this past year than in Japan and the rest of Asia. That strategy of looking for value protected us from the weakness in the Far East. Unlike many other international money managers, whose strategies are driven by specific allocations to particular regions or countries, our allocations come directly from our bottom-up selection of individual securities. Instead of placing bets on regions or countries, we sit down and say, "Let's buy the least expensive, best-valued stocks we can find, without any bias about where they're located, what industry they operate in or whether they're in developed or emerging markets."

WHAT DOES YOUR VALUE-DRIVEN PERSPECTIVE TELL YOU ABOUT THE UPHEAVAL IN THE FAR EAST?

Right now, we're looking with great excitement at a number of Asian stocks because they've gotten so cheap, relative to what we think they're worth. Let's face it, the markets are manic-depressive: They get, in turn, overly euphoric and overly pessimistic. Right now, the consensus view on Asia is overly pessimistic. As for the common notion that markets are efficient, you only have to look at the last month to know that they are far from efficient. But such volatility, which always will be the nature of financial markets, offers opportunity.

WHICH STOCKS WERE WINNERS FOR THE FUND THIS PAST YEAR?

We had a couple of French stocks that did very well. One of them, Alcatel (3.99% of the Fund's net assets), was up almost 40%. There had been a lot of uncertainty surrounding the company, which specializes in electrical infrastructure, such as telephone switching equipment. When Alcatel posted better-than-expected results, which we anticipated, the stock went up. Another French stock that outperformed was Assurances Generales de France, or AGF (3.21%), a French insurance company, which has announced that a couple of larger companies are battling to take it over. The stock was up close to 60% on that news.

We also were pleased with Baloise Holding, Ltd. (2.16%), a Swiss insurance company, which rose close to 70% on the year. Previously, there had been a lack of investor interest in the company, but the stock began climbing when Baloise began producing good earnings numbers. That stock is also a takeover candidate.

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

As a team, we don't focus on trying to predict what's going to happen in the short term; that would be pure speculation. However, we can say that over the next three to five years, we expect the stocks in our portfolio to do very well. We're particularly excited by some of the opportunities created by the recent crisis in Asia.

We are optimists. Our basic assumption is we expect that investing in good businesses will provide solid returns in the long run. Investors who are successful in the markets generally are people who buy and hold stocks, and don't fret much about short-term gyrations.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
Martin E. LaPrade,
CFA
INVESTMENT MANAGER
17 years of
investment
experience

PHOTO
Dean McQuiddy,
CFA
INVESTMENT MANAGER
15 years of
investment
experience

EMERALD SMALL
CAPITALIZATION FUND

Mr. LaPrade joined Barnett in 1978 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. He received his BS in Accounting from Furman University. Mr. LaPrade holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from AIMR.

Mr. McQuiddy joined Barnett in 1983 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. He received his BS in Finance from the University of Florida. Mr. McQuiddy holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is to seek long-term capital appreciation.*

The Fund is best suited for investors who seek long-term rewards that may exceed those provided by a fund investing in larger, more established companies and for investors who can accept the risks of an investment in smaller companies.

---------------
* Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as blue-chip companies. Historically, small companies' stocks have experienced a greater degree of market volatility than average.

EMERALD SMALL CAPITALIZATION FUND                      (as of November 30, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION**
The portfolio focuses on smaller companies that we feel are growing faster than the market as a whole.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Energy                       4%
Manufacturing               11%
Technology                  23%
Consumer Cyclicals          21%
Consumer Staples            14%
Health Care                 12%
Finance                     15%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS**

The portfolio's 10 largest holdings include such up-and-coming companies as Allied Waste Industries, Symantec Corp. and Suiza Foods Corp.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Canandaigua Wine Co.                                2.86%   Whole Foods Market, Inc.                            2.60%
 .........................................................  ..........................................................
Allied Waste Industries                             2.78%   Rexall Sundown, Inc.                                2.54%
 .........................................................  ..........................................................
Golden State Bancorp                                2.75%   Valassis Comm., Inc.                                2.36%
 .........................................................  ..........................................................
Symantec Corp.                                      2.67%   CN Coltec Industries                                2.23%
 .........................................................  ..........................................................
Suiza Foods Corp.                                   2.61%   Americredit Corp.                                   2.23%
 .........................................................  ..........................................................
                                                            Total                                              25.63%
 .........................................................  ..........................................................

---------------
** The composition of the Fund's holdings is subject to change.

EMERALD SMALL CAPITALIZATION FUND                      (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           RUSSELL 2000    LIPPER    INSTITUTIONAL SHARES
11/30/87         $10,000    $10,000               $10,000
12/87            $10,805    $11,059                $9,404
6/88             $13,720    $13,460               $11,095
12/88            $13,508    $13,184               $10,469
6/89             $15,477    $15,315               $11,628
12/89            $15,705    $16,448               $11,743
6/90             $15,935    $17,491               $12,137
12/90            $12,646    $14,734               $10,122
6/91             $16,146    $18,211               $12,508
12/91            $18,469    $22,515               $15,959
6/92             $18,494    $20,758               $14,917
12/92            $21,869    $25,320               $19,202
6/93             $23,304    $26,447               $20,174
12/93            $25,998    $29,703               $23,162
6/94             $24,316    $27,229               $20,638
12/94            $25,524    $29,776               $22,954
6/95             $29,206    $34,711               $26,614
12/95            $32,786    $39,870               $30,757
6/96             $36,183    $45,122               $33,590
12/96            $38,194    $46,125               $34,045
6/97             $42,091    $49,531               $34,363
11/30/97         $45,932    $53,872               $37,513

  AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997*

                                            INSTITUTIONAL
                                             SHARES
                                            ---------
1 Year                                         10.69%
5 Year                                         15.48%
10 Year                                        15.97%
Since Inception                                12.86%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------

The performance of the Emerald Small Capitalization Fund is measured against the Lipper Small Company Growth Funds Average, an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes and the Russell 2000 Growth Index, an unmanaged index of small-cap growth stocks. The Russell 2000 Growth Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

---------------
* The inception date for performance purposes is 12/31/86. The quoted performance of the Emerald Small Capitalization Fund includes performance of a common trust fund for employee benefit plan accounts that was managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 1/4/94. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.35% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Institutional Shares.

EMERALD SMALL CAPITALIZATION FUND                      (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 10.69%. In comparison, the Russell 2000 Growth Index, an unmanaged index of small-cap growth stocks, rose 14.99%, while the average small company growth funds, as tracked by Lipper Analytical Services, Inc., rose 14.29%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

While we had a solid year overall, we did see some big divergences between large- and small-capitalization stocks, so that, over the year, large caps significantly outperformed the type of smaller stocks we have in our portfolio. The biggest divergence that impacted us, within the small-cap arena, was that growth stocks significantly underperformed value stocks. This affected our performance, as we have a growth-oriented emphasis. So, we've had a relatively challenging time when compared to small-cap stocks in general.

Further, during the last couple of months of our fiscal year, the situation in Asia was a drag on performance. The Far East crisis made investors nervous, and they put more of a premium on the liquidity offered by larger stocks; that hurt the small stocks in our portfolio somewhat.

ARE THESE FACTORS LIKELY TO CONTINUE?

Hopefully, we've seen the end of a cycle in which large-cap stocks have greatly outperformed small caps. Since the end of the first quarter of 1997, small-cap stocks have done a lot better. From the lows for small-caps that we saw in March and April, we were up very strongly through the end of summer. We think the smaller cap names that we hold are due for a prolonged period of outperformance. Among all the funds in the Emerald family, this is the fund that most requires a long-term perspective, because the short-term volatility is greater than that of the overall market.

WHAT AREAS IN THE MARKET WORKED WELL FOR YOU?

The finance and energy sectors were the two most consistent performers for us. Finance stocks benefited from lower interest rates. Investors also afforded these stocks' higher valuations as they began to realize that a lot of these companies' earnings wouldn't be as cyclical as they had been in the past. Imperial Bancorp (1.82% of the Fund's net assets) and Golden State Bancorp (2.75%) produced outstanding returns. In the energy area, we benefited from drillers and oil service stocks; as a group, this sector delivered tremendous earnings growth over the last year. Cliffs Drilling (2.09%) and Halter Marine (1.58%) led our energy holdings.

WHAT IS YOUR OUTLOOK?

We're very positive about the prospects for the small-cap sector over the next six to 12 months. Looking at the valuations and fundamentals of the stocks in our portfolio, we believe that it's still early in the growth cycle for small-cap stocks. There are a number of reasons why we think small caps are attractive, relative to the broader market. First, growth rates -- people invest in small caps in the expectation of finding companies in the early stages of their growth, in very dynamic industries. Looking forward, we believe the stocks in our portfolio could increase their earnings 25% to 30% a year. At the same time, the average price/earnings (P/E) ratio of our stocks is only about 19 times next year's earnings. With expected earnings growth exceeding P/E, this is an attractive situation for investors, one in which they don't have to pay a premium for such growth.

Second, the turmoil going on in Southeast Asia should work to the advantage of small caps. The dollar has been very strong relative to Asian currencies, which can hurt the large multinational blue-chips that have had such a long run. But most of the companies we're buying generate the majority of their sales and earnings in the United States, not abroad. This situation should favor small caps.

Third, the capital gains tax cut recently signed into law also should benefit small caps. Historically, any time there has been a cut in capital gains taxes, that has helped small-cap investors, because most of their total return comes from price appreciation. This is another plus for the small-cap sector.

Finally, we may see a repeat of what occurred during the 1994 crisis in Mexico. At that time, investment money flows throughout the world rotated into the aggressive portion of the U.S. stock market. During periods of market turmoil, it's quite natural for aggressive investors -- who often turn to global markets for potentially high returns -- to take a fresh look at smaller, growth-oriented companies in the United States. And that's the sector this Fund is in right now.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
G. Russell
Creighton,
CFA
INVESTMENT MANAGER
17 years of
investment
experience

PHOTO
Andrew Cantor,
CFA
INVESTMENT MANAGER
24 years of
investment
experience

EMERALD BALANCED FUND

Mr. Creighton joined Barnett in 1981 and has worked with the firm throughout his investment career. He plays an integral role on the equity investment team and works with highly qualified investment professionals to integrate our quantitative models with specific security analysis. Mr. Creighton earned his BBA in Finance from Stetson University and his MBA in Finance from the University of North Florida. He holds membership in the Association for Investment Management and Research (AIMR) and has earned the Chartered Financial Analyst (CFA) designation from AIMR.

Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed-income investment team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed-income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in the Association for Investment Management and Research (AIMR), and he is President of the Jacksonville, Florida, Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is to seek attractive investment returns through a combination of capital growth and current income.

The Fund is best suited for investors who want an asset allocation among equity securities, fixed-income securities and cash equivalents based on prevailing market and economic conditions.

EMERALD BALANCED FUND                                  (as of November 30, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
The Fund's adviser seeks to
determine relative values
among stocks, bonds and cash
equivalents and weights the
portfolio accordingly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                            38%
Cash & Cash Equivalents           2%
Stocks                           60%

--------------------------------------------------------------------------------

TOP 5 EQUITY AND BOND HOLDINGS*

The Balanced Fund's top equity holdings mirror those of the Equity Fund, and on the bond side, we include such traditional holdings as FHLMC, FNMA and U.S. Treasury Bonds.

                                               PERCENT OF                                                  PERCENT OF
EQUITIES                                       NET ASSETS   BONDS                                          NET ASSETS
General Electric Co.                                1.85%   FHLMC Gold, 7.50%, 9/1/10                           2.55%
 .........................................................  ..........................................................
Bristol Myers Squibb Co.                            1.39%   Travelers Commercial Credit, 6.63%, 6/1/15          1.78%
 .........................................................  ..........................................................
Pfizer, Inc.                                        1.15%   FNMA, 8.50%, 8/1/11                                 1.41%
 .........................................................  ..........................................................
USX-Marathon Group                                  1.15%   Citizens, 6.80%, 8/15/26                            1.41%
 .........................................................  ..........................................................
Travelers Group, Inc.                               1.13%   U.S. Treasury Bond, 6.75%, 8/15/26                  1.37%
 .........................................................  ..........................................................
Total Equities                                      6.67%   Total Bonds                                         8.52%
 .........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD BALANCED FUND                                  (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P 500    LEHMAN     LIPPER    INSTITUTIONAL SHARES
4/11/94      $10,000    $10,000    $10,000              $ 10,000
6/94         $10,041     $9,897     $9,981               $ 9,857
12/94        $10,533     $9,995    $10,070               $ 9,976
6/95         $12,655    $11,139    $11,492              $ 11,628
12/95        $14,475    $11,842    $12,648              $ 12,801
6/96         $15,951    $11,697    $13,297              $ 13,409
12/96        $17,814    $12,270    $14,406              $ 14,295
6/97         $21,483    $12,650    $16,019              $ 15,383
11/30/97     $23,352    $13,320    $16,986              $ 16,711

 AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997

                                          INSTITUTIONAL
                                           SHARES
                                          ---------
1 Year                                       14.96%
3 Year                                       19.07%
Since Inception (4/11/94)                    15.13%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements were in effect. Without these waivers and/or reimbursements, performance would have been lower.
--------------------------------------------------------------------------------

The performance of the Emerald Balanced Fund is measured against the Lipper Balanced Funds Average, an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes, the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market and the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the Government/Corporate bond market. The S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

EMERALD BALANCED FUND                                  (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 14.96%. In comparison, the average balanced funds as tracked by Lipper Analytical Services, Inc. was up 16.85%, while the Lehman Brothers Aggregate Bond Index rose 7.55%, and the S&P 500 Index gained 28.51%. The Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged indices generally representative of the government/corporate bond market and the U.S. stock market, respectively.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

During the last year, stocks widely outperformed bonds. Nonetheless, bonds enjoyed a solid year, relative to their historical performance and the "real return" (total return minus the rate of inflation) they provided investors. As a result, we believe the Fund achieved its primary objective: to produce an attractive investment return through a combination of capital appreciation and current income.

What distinguishes the Fund is the asset allocation strategy we employ. Our objective is to consistently have approximately 60% of the portfolio invested in stocks and 40% invested in bonds. Barring a significantly negative outlook for the stock market, we're going to maintain that 60-40 distribution, and as new shareholder money flows into the Fund, we will allocate it accordingly. The Balanced Fund remains, essentially, a mixture of our mid- to large-capitalization equity and managed bond portfolios.

WHAT IMPACT DID THE INTEREST-RATE ENVIRONMENT HAVE ON THE STOCKS AND BONDS IN THE FUND?

Clearly, the reason one can justify the stock market at its current, high-valuation multiple is that we have very low inflation. And as a result of very low inflation, we have low interest rates. Some people believe rates can move down even further. Typically, "real" interest rates should be about 3% to 3.5% above inflation, so with inflation running at 2%, that would put the 30-year Treasury Bond at 5% to 5.5%. We're just over 6% right now, so one could argue that interest rates right now are higher than they should be, given inflation. We really believe the reason stocks are so attractive is the current, low interest-rate environment.

The Fed has been very diligent in trying to maintain a stable economy and low inflation. As long as the Fed can continue to do that -- using their primary tool, regulating interest rates -- we think the climate will remain positive for the financial markets.

ARE THERE ANY EVENTS ON THE HORIZON THAT COULD UPSET THIS SCENARIO?

A number of concerns potentially threaten the U.S. economy. Corporate earnings are beginning to slow down. We feel that investors can't continue to bid up the prices of large-cap stocks such as Coca-Cola and Procter & Gamble, which are trading at such inflated multiples. But this situation could be good for the Fund, as the market could eventually begin to pay a premium for companies that have the potential to grow faster than the market. And these are the stocks we hold in our portfolio. So, while larger stocks might suffer from earnings disappointments -- and the Asian crisis clearly will lower growth rates next year for many U.S. companies -- the Fund is positioned to take advantage of the situation.

WHAT IS YOUR OUTLOOK FOR BONDS?

Near term, we're a little bit cautious, mainly because interest rates have recently come down so quickly. Longer term, we're fairly positive. And with our significant exposure in the corporate sector, which we view to be an attractive area in the coming year, we're generally bullish about bonds.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
David A. Furfine
INVESTMENT MANAGER
13 years of
investment
experience

PHOTO
Jeffery A. Greenert,
INVESTMENT MANAGER
13 years of
investment
experience

EMERALD SHORT-TERM FIXED INCOME FUND

Mr. Furfine joined Barnett in 1996 from Barnett Mortgage Company. Prior to joining Barnett Mortgage Company in 1995, Mr. Furfine managed the hedging and trading desk for Prudential Home Mortgage. He received his BS in Economics from the Wharton School at the University of Pennsylvania. Mr. Furfine has 13 years of investment experience.

Mr. Greenert joined Barnett in 1985 and has worked with the firm throughout his investment career. He plays an integral role as part of the Barnett Capital Advisors, Inc. fixed-income investment team and works with a highly qualified team of fixed-income professionals to analyze interest rates, as well as individual fixed-income securities. Mr. Greenert received his BS in Finance from the University of Florida.

INVESTMENT GOAL

The Fund's investment goal is to seek positive current income that is consistent with relative stability of principal through investments in investment-grade securities and high-quality money-market instruments.

The Fund is best suited for investors who want more current income than normally is available from a money market fund and less principal volatility than normally is associated with a long-term fund.*

---------------
* Short-term fixed-income funds have a lower degree of market risk than longer term corporate or government bond funds. Conversely, bonds and bond funds with longer maturities may offer higher yields than shorter term bonds or fixed-income funds such as this Fund.

EMERALD SHORT-TERM FIXED INCOME FUND                   (as of November 30, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION**
The portfolio focuses on short-term corporate and government bonds typically offering higher yields than money-market instruments in return for some fluctuations in share price. Currently, the portfolio's average maturity is 2.87 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Obligations           31%
Taxable Municipal Obligations          1%
Corporate Obligations                 66%
Cash & Cash Equivalents                2%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS**

The top 10 holdings in the portfolio include securities and money-market instruments issued by American Express and Black & Decker.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Associated Corp., 5.78%, 2/21/98***                 4.07%   Black & Decker, 6.63%, 11/15/00                     3.09%
 .........................................................  ..........................................................
BankAmerica, 6.33%, 1/15/98***                      4.04%   FNMA, 6.77%, 5/18/00                                3.08%
 .........................................................  ..........................................................
GMAC, 5.91%, 1/29/98***                             3.58%   Harris Corp., 6.65%, 8/1/06                         3.07%
 .........................................................  ..........................................................
American Express Master Trust, 6.60%,
7/15/99                                             3.48%   U.S. Treasury Notes, 5.88%, 8/31/99                 3.07%
 .........................................................  ..........................................................
FNMA, 4.00%, 6/25/18                                3.25%   U.S. Treasury Notes, 5.88%, 7/31/99                 3.07%
 .........................................................  ..........................................................
                                                            Total                                              33.80%
 .........................................................  ..........................................................

---------------
 ** The composition of the Fund's holdings is subject to change.
*** Variable rate security. Rate represents rate in effect at November 30, 1997.
    Maturity date reflects the next rate change date.

EMERALD SHORT-TERM FIXED INCOME FUND                   (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LIPPER    INSTITUTIONAL SHARES  MERRILL LYNCH
11/30/87     $10,000               $10,000         $10,000
12/31/87     $10,070               $10,063         $10,091
6/88         $10,467               $10,393         $10,492
12/88        $10,780               $10,645         $10,733
6/89         $11,433               $11,274         $11,469
12/89        $11,908               $11,714         $11,981
6/90         $12,296               $12,138         $12,393
12/90        $12,819               $12,736         $13,140
6/91         $13,448               $13,302         $13,704
12/91        $14,391               $14,261         $14,851
6/92         $14,815               $14,733         $15,326
12/92        $15,254               $15,063         $15,874
6/93         $15,896               $15,598         $16,631
12/93        $16,300               $15,943         $17,007
6/94         $16,102               $15,720         $16,785
12/94        $16,187               $15,853         $16,914
6/95         $17,136               $16,930         $18,276
12/95        $17,840               $17,486         $19,106
6/96         $18,034               $17,739         $19,247
12/96        $18,712               $18,315         $19,988
6/97         $19,249               $18,752         $20,565
11/30/97     $19,781               $19,893         $21,261

 AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997*

                                           INSTITUTIONAL
                                            SHARES
                                           ---------
1 Year                                         5.31%
5 Year                                         5.58%
10 Year                                        7.19%
Since Inception                                8.54%
CURRENT SEC 30-DAY YIELD                       5.60%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements did not impact the 30-day yield.
--------------------------------------------------------------------------------

The performance of the Emerald Short-Term Fixed Income Fund is measured against the Lipper Short Investment Grade Debt Funds Average, an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the bonds represented in the major unmanaged bond indexes and the Merrill Lynch Government/Corporate Short-Term Index, an unmanaged index of short-term government and corporate bonds. The Merrill Lynch Government/Corporate Short-Term Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

---------------
* The inception date for performance purposes is 12/31/79. The quoted performance of the Emerald Short-Term Fixed Income Fund includes performance of a common trust fund for employee benefit plan accounts that was managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 4/11/94. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.28% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Institutional Shares.

EMERALD SHORT-TERM FIXED INCOME FUND                   (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 5.31%. In comparison, the Merrill Lynch Government/Corporate Short-Term Index, an unmanaged index of short-term government and corporate bonds, rose 7.47%, while the average short investment grade debt funds, as tracked by Lipper Analytical Services, Inc., rose 5.46%. It is important to note that investors had the opportunity to receive relatively high current income, collecting a total 12-month distribution of $0.5786 per share. We had a solid year, consistent with our objective of providing positive current income while preserving principal.

WHAT IS YOUR PERSPECTIVE ON INTEREST RATES?

We're taking a somewhat contrarian view from the market's belief that the Fed will be easing interest rates. With the two-year U.S. Treasury Note yielding in the neighborhood of 5.70% (as of November 30, 1997) and the Fed Funds rate set at 5.50%, we have a historically narrow spread between the two. What that says to us is that the market believes the next move by the Federal Reserve might be to ease. However, with the economic statistics we've seen -- such as the most recent unemployment report showing unemployment to be near 25-year lows -- we're starting to see some signs of wage pressures. And we still have fairly modest growth in the Gross Domestic Product. All this data could lead the Fed to be raising interest rates, not lowering them.

But then there are the problems in Asia. With the financial turmoil and "flight to quality" we've seen in recent months, and the need to provide efficient capital markets on a global basis, the Fed has its hands tied. At the same time, the turmoil in the Far East is helping the Fed slow down growth in the United States -- which might make it easier for them not to tighten credit. But not tightening is different from easing.

HAS THE RECENT DROP IN INTEREST RATES HELPED THE FUND?

A drop in rates always helps, but it hasn't had much of an impact on the type of short-term securities we hold. It's interesting to note that while interest rates have fallen over the last year, there has been a marked difference between the rate drop for long-term bonds and the drop for short-term securities. For the 12 months ended November 30, 1997, interest rates on the 30-year U.S. Treasury bond fell 60 basis points, or 0.60% -- a fairly significant drop. In contrast, rates for two-year notes, which characterize many of the securities in our portfolio, fell just 15 basis points (0.15%).

WHAT HAS BEEN YOUR APPROACH TOWARD BALANCING U.S. GOVERNMENT OBLIGATIONS AND CORPORATE OBLIGATIONS IN YOUR PORTFOLIO?

As of November 30, 1997, 31% of the Fund was invested in U.S. Government securities and 66% in corporates. We've continued to overweight the corporates. With a short-term fund, each basis point of yield is significant. By buying a corporate bond, you can gain 30-50 basis points over a government security of comparable maturity. Even though the corporate bond comes with some amount of credit exposure, we rely on our credit experience and on the analytical work we do to feel confident about the bonds we purchase. Currently, the credit quality of the portfolio as a whole is AA.

We also invest in mortgage-backed securities, but we limit the types of mortgages we own. Our intent is to reduce the impact of a prepayment change that can result when mortgage rates fall.

WHAT IS YOUR OUTLOOK?

Looking forward, we believe interest rates will remain in a fairly narrow band. The shrinking budget deficit and the economy's non-existent inflation are reasons to be optimistic for the long term. But we're not as optimistic about the next three to six months. To protect our shareholders, we've shortened our duration and maintained a high-quality portfolio, and we continue to look for selective opportunities.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
Andrew Cantor,
CFA
INVESTMENT MANAGER
24 years of
investment
experience

PHOTO
Jeffery A. Greenert,
INVESTMENT MANAGER
13 years of
investment
experience

EMERALD U.S
GOVERNMENT SECURITIES
FUND

Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed-income investment team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed-income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in the Association for Investment Management and Research (AIMR), and he is President of the Jacksonville, Florida, Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

Mr. Greenert joined Barnett in 1985 and has worked with the firm throughout his investment career. He plays an integral role as part of the Barnett Capital

Advisors, Inc. fixed-income investment team and works with a highly qualified team of fixed-income professionals to analyze interest rates, as well as individual fixed-income securities. Mr. Greenert received his BS in Finance from the University of Florida.

INVESTMENT GOAL

The Fund's investment goal is to seek consistent income from U.S. Government securities and repurchase agreements collateralized by the same.

The Fund is best suited for those seeking current yield from U.S. Government securities, those who may receive a monthly income check and for investors who do not mind fluctuations in price and yield. The Fund is also well suited for IRA investors.

EMERALD U.S. GOVERNMENT SECURITIES FUND                (as of November 30, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
The portfolio is comprised principally of U.S. Government securities, including direct obligations and agency securities. The portfolio emphasizes U.S. Government agency mortgage-backed securities. Currently, the portfolio's average maturity is 5.17 years after adjusting for mortgage prepayments.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Obligations          99%
Cash Equivalents                      1%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

Some of the top U.S. Government securities included in the portfolio are FNMA and FHLMC.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
FHLMC, 7.44%, 9/20/06                               7.30%   FNMA, 8.00%, 8/1/99                                 3.61%
 .........................................................  ..........................................................
U.S. Treasury Note, 7.00%, 7/15/06                  6.78%   FARMER MAC, 7.08%, 3/25/02                          3.55%
 .........................................................  ..........................................................
U.S. Treasury Bond, 12.75%, 11/15/10                5.00%   FHLMC, 5.78%, 10/22/03                              3.42%
 .........................................................  ..........................................................
FHLMC, 3.50%, 6/15/07                               3.63%   FHLMC 6.20%, 9/8/08                                 3.24%
 .........................................................  ..........................................................
FNMA, 7.00%, 2/18/27                                3.62%   FNMA, 7.55%, 6/10/04                                3.22%
 .........................................................  ..........................................................
                                                            Total                                              43.37%
 .........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD U.S. GOVERNMENT SECURITIES FUND                (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LIPPER    INSTITUTIONAL SHARES   LEHMAN      LEHMAN MORTGAGE
3/1/94       $10,000               $10,000    $10,000              $10,000
6/94          $9,868                $9,757     $9,940               $9,653
12/94         $9,886                $9,782    $10,010               $9,748
6/95         $10,841               $10,708    $10,971              $10,864
12/95        $11,425               $11,200    $11,545              $11,550
6/96         $11,288               $11,142    $11,521              $11,408
12/96        $11,758               $11,645    $12,012              $11,967
6/97         $12,068               $11,950    $12,352              $12,339
11/97        $12,344               $12,464    $12,855              $13,099

 AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997

                                          INSTITUTIONAL
                                           SHARES
                                          ---------
1 Year                                        6.37%
3 Year                                        8.65%
Since Inception (3/1/94)                      6.04%
CURRENT SEC 30-DAY YIELD                      5.90%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements did not impact the 30-day yield.
--------------------------------------------------------------------------------

The performance of the Emerald U.S. Government Securities Fund is measured against the Lipper Intermediate Government Funds Average, an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the bonds represented in the major unmanaged bond indexes, the Lehman Brothers Mortgage Index, an unmanaged index of U.S. Government agency and Treasury securities and agency mortgage-backed securities and the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. The Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Mortgage Index do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

The U.S. Government Securities Fund is now being compared to the Lehman Brothers Intermediate Government/Corporate Bond Index, rather than the Lehman Brothers Mortgage Index, because the new benchmark is believed to be more representative of the securities included in the U.S. Government Securities Fund's portfolio.

EMERALD U.S. GOVERNMENT SECURITIES FUND                (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 6.37%. In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years, rose 6.85% and the Lehman Brothers Mortgage Index, an unmanaged index of U.S. Government agency and Treasury securities and agency mortgage-backed securities, rose 7.93%. Meanwhile the average intermediate government funds, as tracked by Lipper Analytical Services, Inc., rose 6.28%. On balance, we had a good year. Of course, compared to the equity markets, the numbers aren't as spectacular. But certainly compared to what occurred in 1996, bond funds in general, and ours in particular, produced satisfactory returns.

It is important to note that investors had the opportunity to receive relatively high current income, collecting a total 12-month distribution of $0.6377 per share. This is consistent with the Fund's investment goal of seeking steady income from U.S. Government securities.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

The year started out a little shaky for the entire bond market. Fixed-income investors were concerned at the time about what appeared to be an excessive rate of economic growth, and there followed the usual knee-jerk reaction: If the economy is growing, can rising inflation, and tightening by the Federal Reserve
(Fed), be far behind? As a result, interest rates rose early in the year, and bond prices fell. (Bond prices move inversely to interest rates.)

In due time, the environment for bonds became a lot friendlier. While the economy continued to grow, the story of the year was how benign inflation proved to be. It was especially benign when you consider that we're more than seven years into the current economic expansion, a point where inflation rates usually are accelerating. But if anything, inflation DECELERATED in 1997. And coupled with that is the progress we've seen with the federal budget deficit, which for fiscal 1997 came in at just over $20 billion -- which is nearly in balance.

The Fed, which raised rates slightly in March, has since stayed on the sidelines and left rates unchanged. We've had a stable Fed, good inflation numbers, good numbers on the fiscal policy side -- all of which was more than enough to offset fears of economic acceleration. As a result, we saw interest rates trend lower since the end of April -- from a high of roughly 7.20% on the 30-year Treasury bond down to about 6.10%. All of these factors produced a favorable environment for bonds for the final seven months of our fiscal year.

HOW DID YOU POSITION THE PORTFOLIO'S MATURITY?

It was a market in which the longer the maturity of your portfolio, the better your results. We extended our maturity early in 1997, and we maintained a longer-than-average duration+ for most of the year. While that strategy obviously hurt us at the beginning of the year, when interest rates were rising, it helped us when interest rates began to fall.

We began paring back the duration of our portfolio just slightly during the third quarter of 1997, but we still maintained a duration that was longer than that of our benchmarks. This reflected our view -- and this is an opinion we still hold -- that intermediate- and longer term rates potentially have further downward movement.

DID YOU FIND MORTGAGE-BACKED SECURITIES ATTRACTIVE?

Early in the year, we added to our position in mortgage-backed securities, to beef up the Fund's yield a bit. But holding mortgages can be frustrating in a climate of falling interest rates, because people can, and do, refinance their mortgages at lower rates. For an investor in these securities, just as you think you have an attractive yield locked up for a period of time, you get your money back in a declining-rate environment. From that standpoint, mortgage-backed securities have lagged the broader bond market in recent months.

Another strategy we used, back in the summer, was to seriously

EMERALD U.S. GOVERNMENT SECURITIES FUND                (as of November 30, 1997)
--------------------------------------------------------------------------------

look at discounted agency bonds. Even though they had "call" features (the issuers had the discretion to redeem the bonds before they matured), the bonds were priced at a significant discount. When interest rates fell, these securities rose in value for us, because they had been sold at a discount.

WHAT IS YOUR OUTLOOK?

Our outlook for intermediate-and longer term interest rates for the next year or so continues to be positive. We believe there is a case to be made for rates to fall even further from where they are now. The inflation rate we're seeing here is in the 2% to 2.5% range; the last time we had a prolonged period of inflation rates this low, interest rates were in fact lower than where they are now. And the spread that exists now between interest rates and inflation rates actually is fairly wide by historical standards. So, we believe the inflation picture is consistent with a scenario in which interest rates would continue to fall.

Looking at other factors, the budget deficit situation will remain favorable for the time being, and on the economic front, it's our expectation that growth will moderate somewhat in 1998. The weakness in Asia is certainly going to dampen export growth. While there's no recession on the radar screen, we do anticipate somewhat weaker growth. All these factors, if they develop this way, will help intermediate-and longer term bonds.

Having said that, we have to acknowledge that we've come an awfully long way in the last six to nine months. To a certain extent, the rally we saw in the bond market during November could have been the result of a so-called "flight to quality" in response to troubles in Asia. It's very likely that when the situation in Asia stabilizes or begins to improve, we could see a temporary pullback in the bond market and see interest rates move up temporarily in the near term.

 ----------------
  + "Duration" is a mathematical calculation of the average life of a bond that takes into account all sources of cash flow. Duration measures how an interest rate change affects the price of a bond or portfolio of bonds.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
Andrew Cantor,
CFA
INVESTMENT MANAGER
24 years of
investment
experience

EMERALD MANAGED
BOND FUND

Mr. Cantor joined Barnett in 1983 and plays a leading role on the fixed-income investment team. Prior to joining the firm, he worked for Gulf United Corporation, where he was responsible for economic and interest rate analysis and the management of approximately $1.1 billion in fixed-income investments. He received his BS in Mathematics from Florida Atlantic University and his MA in Economics from the University of South Carolina. Mr. Cantor holds membership in the Association for Investment Management and Research (AIMR), and he is President of the Jacksonville, Florida Financial Analysts Society. He has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Fund's investment goal is primarily to seek a high level of current income and, secondarily, to seek capital appreciation.

The Fund is best suited for investors who want current income from corporate and government securities and can accept fluctuations in price and yield.

EMERALD MANAGED BOND FUND                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
The portfolio emphasizes quality corporate bonds. These investment-grade securities offer a high degree of diversification as well as the opportunity for strong yields to investors. Currently, the portfolio's average maturity is 11.83 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Obligations                          55%
Cash & Cash Equivalents                         1%
Taxable Municipal Obligations                   1%
U.S. Government & Agency Obligations           43%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

With the largest industry segment of the portfolio being finance, some of our top holdings include the following:

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
First Union, 6.92%, 12/15/36                        3.01%   Chase, 6.22%, 2/1/98 **                             2.84%
 .........................................................  ..........................................................
IBM Corp., 6.22%, 8/1/27                            2.97%   FNMA, 7.00%, 5/10/01                                2.72%
 .........................................................  ..........................................................
FNMA, 6.50%, 1/18/22                                2.96%   Associates Corp., 7.95%, 2/15/10                    2.66%
 .........................................................  ..........................................................
Potomac Electric, 6.25%, 10/15/07                   2.95%   Hutchinson, 6.99%, 8/1/37                           2.54%
 .........................................................  ..........................................................
U.S. Treasury Note, 7.00%, 7/15/06                  2.88%   Conagra, Inc., 6.70%, 8/1/27                        2.52%
 .........................................................  ..........................................................
                                                            Total                                              28.05%
 .........................................................  ..........................................................

---------------
 * The composition of the Fund's holdings is subject to change.
** Variable rate security. Rate represents rate in effect at November 30, 1997.
   Maturity date reflects the next rate change date.

EMERALD MANAGED BOND FUND                              (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    INSTITUTIONAL
            LEHMAN     LIPPER          SHARES
11/30/87     $10,000    $10,000              $10,000
12/31/87     $10,136    $10,134              $10,332
6/88         $10,641    $10,640              $10,780
12/88        $10,936    $10,994              $11,056
6/89         $11,941    $11,942              $12,067
12/89        $12,524    $12,398              $12,619
6/90         $12,879    $12,633              $12,950
12/90        $13,647    $13,225              $13,723
6/91         $14,257    $13,867              $14,330
12/91        $15,831    $15,549              $15,985
6/92         $16,259    $15,950              $16,464
12/92        $17,002    $16,761              $17,255
6/93         $18,175    $18,169              $18,524
12/93        $18,660    $18,767              $19,094
6/94         $17,938    $17,763              $18,351
12/94        $18,116    $17,865              $18,496
6/95         $20,189    $20,016              $20,701
12/95        $21,462    $21,398              $22,058
6/96         $21,202    $20,904              $21,790
12/96        $22,242    $21,960              $22,826
6/97         $22,930    $22,587              $23,435
11/30/97     $24,146    $23,823              $24,599

 AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997*

                                           INSTITUTIONAL
                                            SHARES
                                           ---------
1 Year                                         6.63%
5 Year                                         7.64%
10 Year                                        9.21%
Since Inception                                8.87%
CURRENT SEC 30-DAY YIELD                       5.96%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements did not impact the 30-day yield.
--------------------------------------------------------------------------------

The performance of the Emerald Managed Bond Fund is measured against the Lipper A-Rated Corporate Debt Funds Average, an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the bonds represented in the major unmanaged bond indexes and the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade corporate debt and U.S. Government securities. The Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

---------------
* The inception date for performance purposes is 4/30/87. The quoted performance of the Emerald Managed Bond Fund includes performance of a common trust fund for employee benefit plan accounts that was managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 4/11/94. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.27% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Institutional Shares.

EMERALD MANAGED BOND FUND                              (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 6.63%. In comparison, the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade corporate debt and U.S. Government securities, rose 7.55% and the average A-rated corporate debt funds, as tracked by Lipper Analytical Services, Inc., rose 7.09%.

It is important to note that investors had the opportunity to receive relatively high current income, collecting a total 12-month distribution of $0.6221 per share. This is consistent with the Fund's investment goal, which is to seek a high level of current income from a mixture of U.S. government bonds and investment-grade corporate securities.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Through most of the year, our portfolio was helped by its longer duration (versus the Lehman Index). However, the positive effects of the overall decline in interest rates during the last couple of months was felt mostly by U.S. Treasury bonds. For that reason, nongovernment securities -- such as corporate bonds -- lagged government bonds to some degree as investors pursued a "flight to quality" strategy. Because we had a fairly significant weighting in corporate debt obligations, rather than in government securities, our overall Fund performance was adversely affected somewhat in recent months.

HOW HAS THE PORTFOLIO COMPOSITION CHANGED DURING THE LAST 12 MONTHS?

During the last year, we've steadily raised our exposure to corporate securities -- from 34% of the portfolio at the end of November 1996, to 42% at the end of May 1997, and finally to 55% as of November 30, 1997. We did this for essentially two reasons. First, the overall health of the economy was such that creditworthiness was good in the corporate sector. Second, we found in the corporate sector certain types of bond structures that weren't generally available in the government sector. For example, it's mostly in the corporate sector that we can find "putable bonds"; these are securities that grow in value when interest rates decline, and whose downside price move is limited when rates spike up. Typically, we invest roughly 25% of the Fund in putable securities, and virtually all of those are corporate bonds.

WITHIN THE CORPORATE SECTOR, WHAT OTHER TYPES OF DEBT DID YOU FAVOR?

We remained heavily invested in the debt of finance companies. Most are "captive finance" companies, such as General Electric Capital Corp. (2.09% of the Fund's net assets). These are companies who are wholly owned by, and whose existence is primarily to finance the sales activities of, their parent companies. These finance subsidiaries are very profitable. The fact that these finance companies are owned by larger, well-capitalized corporations gives some comfort to the investor who is buying such debt.

Also, as attractive yields became available, we increased our weighting in the international sector. (Our foreign exposure is fairly diversified, with our heaviest weighting in Canada.) That sector has lagged in recent months as yields continued to rise, though we see this as an opportunity for enhanced returns going forward.

Over 95% of our corporate holding are rated A or higher; the overall credit quality of the portfolio is AA.

WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

With yield spreads between government and corporate securities having widened over the last couple of months to what we perceive to be very attractive levels, it's our view going forward that our significant exposure to corporate debt securities could be a source of added return during the next year.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
Margaret L. Moore,
INVESTMENT MANAGER
14 years of
investment
experience

PHOTO
Douglas K. Byrne,
INVESTMENT MANAGER
30 years of
investment
experience

EMERALD FLORIDA
TAX-EXEMPT FUND

Ms. Moore joined Barnett in 1991 and plays an integral role on the municipal fixed-income investment team. She works with a highly qualified team of municipal fixed-income investment professionals to carefully analyze interest rates as well as individual tax-exempt fixed-income securities. Prior to joining the firm, she worked for First Florida Bank, N.A., as a fixed-income trader. She received her BS in Finance from Florida State University and her MBA from the University of North Florida.

Mr. Byrne joined Barnett in 1987 and plays an integral role as part of the Barnett Capital Advisors, Inc. fixed-income investment team. Prior to joining the firm, he worked for First City National Bank and the Teacher's Retirement System of Texas, where he was the Deputy Director of Fixed Income. Mr. Byrne received his BS and MBA in Finance from Pacific Western University.

INVESTMENT GOAL

The Fund's investment goal is to seek high tax-free income by investing primarily in debt obligations of the State of Florida or counties, municipalities or other issuing agencies within the state.*

The Fund is best suited for quality-conscious investors in the state of Florida who are subject to the intangibles tax and those who are seeking a high current tax-free yield or a monthly tax-free income check. Investors must be willing to accept fluctuations in price and yield.

---------------
 * Investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

EMERALD FLORIDA TAX-EXEMPT FUND                        (as of November 30, 1997)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION**
By design, the portfolio focuses on holding bonds in the four highest rating categories used by Moody's Investor Services and Standard & Poor's. The emphasis within the four rating classifications, however, is in the top two. By emphasizing quality, the Fund seeks to reduce risk during this challenging period in the economy. Ratings in the chart are assigned by Moody's Investor Services. Currently, the portfolio's average maturity is 12.74 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BBB              25%
AAA              64%
AA               11%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS**

Some of the top Florida municipal bonds included in the portfolio include the following:

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Palm Beach, FL, Solid Waste Rev., 6.00%,                    Jacksonville, FL, Sales Tax Rev., 5.38%,
 10/1/10                                            5.60%    10/1/18                                            4.19%
 .........................................................  ..........................................................
Okaloosa County, FL, Gas Dist. Rev., 6.88%,                 South Miami Health Facilities, 5.38%,
 10/1/19                                            4.86%    10/1/16                                            3.38%
 .........................................................  ..........................................................
Collier County, FL, Health Facs Rev., 7.00%,
 12/1/19                                            4.75%   Orlando, FL, Utilities Rev., 6.75%, 10/1/17         3.02%
 .........................................................  ..........................................................
Jacksonville, FL, Sales Tax Rev., 5.65%,
 10/1/14                                            4.36%   Gainesville, FL, 6.50%, 10/1/11                     2.91%
 .........................................................  ..........................................................
Orange County, FL, Health Facs. Rev., 6.25%,
 10/1/16                                            4.31%   Florida Housing, 5.75%, 7/1/14                      2.58%
 .........................................................  ..........................................................
                                                            Total                                              39.96%
 .........................................................  ..........................................................

---------------
** The composition of the Fund's holdings is subject to change.

EMERALD FLORIDA TAX-EXEMPT FUND                        (as of November 30, 1997)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LIPPER    INSTITUTIONAL SHARES  MERRILL LYNCH
3/1/94      $10,000.              $10,000.        $10,000.
6/94         $9,639.               $9,686.         $9,973.
12/94        $9,542.               $9,576.         $9,954.
6/95        $10,446.              $10,379.        $10,855.
12/95       $11,193.              $11,166.        $11,704.
6/96        $11,021.              $10,927.        $11,664.
12/96       $11,513.              $11,503.        $12,235.
6/97        $11,798.              $11,829.        $12,659.
11/97       $12,252.              $12,396.        $13,331.

 AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997

                                          INSTITUTIONAL
                                           SHARES
                                          ---------
1 Year                                        7.06%
3 Year                                       10.08%
Since Inception (3/1/94)                      5.88%
CURRENT SEC 30-DAY YIELD                      4.71%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and/or expense reimbursements did not impact the 30-day yield.
--------------------------------------------------------------------------------

The performance of the Emerald Florida Tax-Exempt Fund is measured against the Lipper Florida Municipal Debt Funds Average, an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the bonds represented in the major unmanaged bond indexes and the Merrill Lynch Municipal Index, an unmanaged index generally representative of the municipal bond market. The Merrill Lynch Municipal Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

EMERALD FLORIDA TAX-EXEMPT FUND                        (as of November 30, 1997)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12 months ended November 30, 1997, the Fund's total return was 7.06%. In comparison, the Merrill Lynch Municipal Index rose 8.57%, while the average Florida municipal debt funds, as tracked by Lipper Analytical Services, Inc., rose 5.91%. The Lipper Florida Muni-Debt Index is a composite of mutual funds that invest in securities issued by the State of Florida and its municipalities, territories and political subdivisions, which are exempt from the Florida intangibles tax. We are very pleased with the Fund's total return. In the municipal-bond market, where the difference between great and mediocre performance can be measured in increments of 20 or 30 basis points (0.20% - 0.30%), beating the Fund's Lipper benchmark by 69 basis points is impressive.

It is important to note that investors had the opportunity to receive strong, current, tax-free income, collecting a total 12-month distribution of $0.5550 per share. This is consistent with the Fund's investment goal of seeking high, tax-free income from investing primarily in the debt obligations of the State of Florida or municipalities within the state.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

We've benefited from keeping our portfolio's duration+ longer than average. Even during periods of volatility, we stayed long. We believe in remaining disciplined, in taking a longer term outlook, even when interest rates are moving against us in the short term. The Asian crisis, while it spurred some investors to "seek quality" in securities such as U.S. Treasury bonds, had no material effect on our Fund. In the municipal bond market, events unfurl more slowly.

But despite brief upward spikes, over the last 12 months interest rates declined, and these lower interest rates helped our performance. We had positioned the fund to buy bonds with more "performing-oriented" structures. This type of security, such as non-callable premiums and discounts, increased in price (value) as interest rates declined. The reasoning behind our strategy was that inflation was stable, and our analysis led us to believe that it would stay low. Benign inflation has been the major force behind a solid performance for the bond market in general, and for our Fund in particular.

Another factor that helped the Fund was the compression of quality spreads -- the difference in yields between AAA-and BBB-rated bonds. Roughly 25% of our portfolio is invested in BBB securities. As interest rates have dropped, these BBB bonds have increased in value in two ways. First, lower interest rates drove the prices, or value, of these bonds higher. And second, the bonds' relative value went up even more, because they were worth more than AAA bonds. This strategy is called "relative value trading," and it served us well during the last year.

WERE THERE ANY FACTORS THAT HURT YOUR PERFORMANCE?

One of the major reasons for the Fund's underperformance, relative to Treasuries, over the last couple of months is that there has been a lot of supply in the marketplace, which dampened the price of the bonds in our portfolio. With greater supply, you have lower rates, which leads to refinancings -- which forces us to reinvest money in bonds with lower coupon rates. But we believe that, going forward, we're going to see supply start to drop off.

HOW HAS THE FLORIDA ECONOMY IMPACTED THE MUNI-BOND MARKET?

The Florida economy has been excellent. This is a service-based economy, but it continues to diversify in a healthy manner. In the muni-bond market, Florida paper always trades very well; there's a lot of demand for it and a great deal of liquidity. In April, the State of Florida's credit rating was upgraded to AA+, the second highest rating possible. We don't foresee anything happening in the near future that would compromise the state's credit rating.

WHAT IS YOUR CURRENT STRATEGY?

We've positioned the portfolio to be a little longer than average in duration. We're not at all bearish at the moment, which is why we're longer than the index. We continue to look for values that we feel can enhance the Fund's performance, consistent with our generally positive outlook for stable or declining interest rates.

---------------
+ "Duration" is a mathematical calculation of the average life of a bond that takes into account all sources of cash flow. Duration measures how an interest rate change affects the price of a bond or portfolio of bonds.

INTERVIEW                                              (as of November 30, 1997)
--------------------------------------------------------------------------------

PHOTO
Jacqueline R.
Lunsford,
CFA
PORTFOLIO MANAGER
20 years of
investment
experience

EMERALD PRIME,
TREASURY AND
TAX-EXEMPT FUNDS*

Ms. Lunsford joined Barnett in 1988 and plays a central role on the money market investment team. Prior to joining Barnett, she worked for First Kentucky Trust Company as a money market portfolio manager. Ms. Lunsford received her BS in Finance from the University of Louisville. She holds membership in the Association for Investment Management and Research (AIMR) and the Treasury Management Association, and she has earned the Chartered Financial Analyst (CFA) designation from AIMR.

INVESTMENT GOAL

The Emerald Money Market Funds seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. In addition, the Emerald Tax-Exempt Fund seeks to provide income that is free from federal income tax. These Funds are suitable for investors who are seeking a flexible and convenient way to manage their cash. Each Fund seeks its objective by investing in:

PRIME FUND

A broad range of U.S. Government, bank and corporate short-term money market obligations.

TREASURY FUND

Short-term U.S. Treasury securities and other government obligations which are guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements collateralized by the same.

TAX-EXEMPT FUND

Short-term municipal obligations.
Investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

---------------
* Investments in the Prime, Treasury and Tax-Exempt Funds are neither insured nor guaranteed by the U.S. Government, and yields will fluctuate. Although these Funds seek to maintain a stable net asset value (NAV) of $1.00 per share, there is no assurance that they will be able to do so.

EMERALD PRIME, TREASURY AND TAX-EXEMPT FUNDS           (as of November 30, 1997)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE MONEY MARKET FUNDS?

Interest rate movements were not a significant factor this past year. The Fed raised interest rates just once, at the end of March, and then by only 25 basis points (0.25%). Although fluctuations in economic indicators and the resulting perception of impending rate changes did have some impact on market prices from time to time, for most of the year short-term rates traded in a very narrow range of plus or minus10 basis points (0.10%). Since the short-term yield curve has been very flat over the past few months, the greatest challenge has been to find, and then to take advantage of, any undervalued maturity or issuer sectors we could find.

Another significant factor has been a continuing supply/demand problem in the short-term markets, which has kept prices somewhat higher due to the lack of supply. In addition, past issuers of short-term products are now cash-rich themselves, which means that they are no longer issuers of securities, but purchasers, and therefore direct competitors with the investors who used to purchase their products. This has resulted in too much cash chasing too few investments.

HOW DO YOU TAKE ADVANTAGE OF INTEREST-RATE MOVES TO GENERATE HIGHER YIELDS FOR SHAREHOLDERS?

Except to modestly position the average maturities of the Funds in advance of an anticipated Fed movement, we tend not to make market-timing calls with the Funds. Instead, we find that continually watching the market and taking advantage of any undervalued maturity or issuer sectors is one of the best methods of capturing higher yields -- and thereby achieving good, steady, overall performance for our shareholders.

WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS, AND HOW WILL YOU POSITION THE FUNDS?

We do not expect the Fed to make any changes to interest rates in the near future due to the problems in the international markets. The economy continues to perform well, with the greatest pressure currently coming from the labor sector, which recently posted the lowest unemployment numbers since the early 1970s. However inflation continues to run very low, so we feel that the Fed will continue their watchful stance. Therefore, we feel that short-term rates will remain close to current levels throughout much of the first quarter.

EMERALD PRIME, TREASURY AND TAX-EXEMPT FUNDS           (as of November 30, 1997)
--------------------------------------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS AS OF NOV. 30, 1997

                          PRIME    TREASURY   TAX-EXEMPT
                          FUND       FUND       FUND
                        ---------  ---------  ---------
INSTITUTIONAL SHARES
1 Year                      5.39%      5.16%      3.41%
5 Year                      4.74%      4.50%      2.98%
Since Inception
 (12/7/88)                  5.77%      5.47%      3.81%
SERVICE SHARES
1 Year                      5.03%      4.80%      2.98%
5 Year                      4.39%      4.14%      2.59%
Since Inception
 (5/1/90)                   4.81%      4.50%      3.01%

         SEC 7-DAY YIELDS AS OF NOV. 30, 1997

                                   INSTITUTIONAL  SERVICE
                                    SHARES     SHARES
                                   ---------  ---------

Prime Fund                             5.30%      4.96%
Treasury Fund                          5.08%      4.73%
Tax-Exempt Fund                        3.51%      3.23%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

During the periods indicated, fee waivers and/or expense reimbursements were in effect, although they did not impact the SEC 7-day yields.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
COMMON STOCKS (95.9%)
AIRLINES (1.4%)
  AMR Corp. (b) ................................................................      33,600  $  4,071,900
                                                                                              ------------

APPAREL (1.1%)
  Tommy Hilfiger Corp. (b) .....................................................      76,400     2,998,700
                                                                                              ------------

AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS (1.0%)
  Lear Corp. (b) ...............................................................      59,300     2,775,981
                                                                                              ------------

BIOTECHNOLOGY (1.1%)
  Elan Corp., PLC ADR (b) ......................................................      58,100     3,064,775
                                                                                              ------------

BUILDING MATERIALS CHAINS (1.2%)
  Home Depot, Inc. .............................................................      61,200     3,423,375
                                                                                              ------------

COMPUTER SOFTWARE (4.8%)
  Cadence Design Systems, Inc. (b) .............................................      89,350     2,256,088
  Citrix Systems, Inc. (b) .....................................................      20,700     1,482,638
  Computer Associates International, Inc. ......................................      70,612     3,676,262
  McAfee Associates, Inc. (b) ..................................................      67,000     3,065,250
  Microsoft Corp. (b) ..........................................................      21,800     3,084,699
                                                                                              ------------
                                                                                                13,564,937
                                                                                              ------------
COMPUTER/VIDEO CHAINS (1.1%)
  CompUSA, Inc. (b) ............................................................      86,800     3,173,625
                                                                                              ------------

CONSTRUCTION/AGRICULTURAL EQUIPMENT (0.8%)
  Caterpillar, Inc. ............................................................      49,800     2,387,288
                                                                                              ------------

CONSUMER SPECIALTIES (0.3%)
  Blyth Industries, Inc. (b) ...................................................      33,200       852,825
                                                                                              ------------

CONTRACT DRILLING (1.4%)
  Helmerich & Paine, Inc. ......................................................      50,900     3,871,581
                                                                                              ------------

DISCOUNT CHAINS (1.5%)
  Consolidated Stores Corp. (b) ................................................      89,550     4,354,369
                                                                                              ------------

DIVERSIFIED COMMERCIAL SERVICES (1.2%)
  Accustaff, Inc. (b) ..........................................................     112,800     3,334,650
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
DIVERSIFIED ELECTRONICS (1.1%)
  SCI Systems, Inc. (b) ........................................................      65,300  $  2,991,556
                                                                                              ------------

DIVERSIFIED MANUFACTURING (1.0%)
  Minnesota Mining & Manufacturing Co. .........................................      29,000     2,825,688
                                                                                              ------------

ELECTRONIC COMPONENTS (2.1%)
  Adaptec, Inc. (b) ............................................................      47,700     2,361,150
  Philips Electronics ..........................................................      55,100     3,691,700
                                                                                              ------------
                                                                                                 6,052,850
                                                                                              ------------
ELECTRONIC DATA PROCESSING (3.1%)
  Compaq Computer Corp. (b) ....................................................      66,850     4,173,946
  Iomega Corp. (b) .............................................................      97,100     3,192,162
  Quantum Corp. (b) ............................................................      52,300     1,392,488
                                                                                              ------------
                                                                                                 8,758,596
                                                                                              ------------
ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
  Teradyne, Inc. (b) ...........................................................      52,600     1,725,938
                                                                                              ------------

ELECTRONICS DISTRIBUTORS (0.8%)
  Tech Data Corp. (b) ..........................................................      55,600     2,244,850
                                                                                              ------------

ENTERTAINMENT (0.7%)
  Gtech Holdings Corp. (b) .....................................................      65,700     2,114,719
                                                                                              ------------

ENVIRONMENTAL SERVICES (1.7%)
  Calenergy Co., Inc. (b) ......................................................      79,400     2,640,050
  USA Waste Services, Inc. (b) .................................................      62,500     2,066,406
                                                                                              ------------
                                                                                                 4,706,456
                                                                                              ------------
FINANCE COMPANIES (1.1%)
  Green Tree Financial Corp. ...................................................     101,500     3,108,438
                                                                                              ------------

FINANCIAL SERVICES -- DIVERSIFIED (1.8%)
  Travelers Group, Inc. ........................................................     101,349     5,118,125
                                                                                              ------------

FOOD CHAINS (1.4%)
  Safeway, Inc. (b) ............................................................      67,000     4,070,250
                                                                                              ------------

HOSPITAL/NURSING MANAGEMENT (1.3%)
  Tenet Healthcare Corp. (b) ...................................................     114,440     3,626,318
                                                                                              ------------

HOTELS & RESORTS (1.4%)
  HFS, Inc. (b) ................................................................      55,600     3,815,550
                                                                                              ------------

INTEGRATED OIL COMPANIES (1.6%)
  British Petroleum Co. PLC ADR (b) ............................................      55,358     4,594,714
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
INVESTMENT BANKERS/BROKERS/SERVICES (1.2%)
  Morgan Stanley Dean Witter, Discover & Co. ...................................      63,400  $  3,443,413
                                                                                              ------------

LIFE INSURANCE (2.8%)
  Conseco, Inc. ................................................................      69,500     3,236,094
  SunAmerica, Inc. .............................................................     116,100     4,702,050
                                                                                              ------------
                                                                                                 7,938,144
                                                                                              ------------
MAJOR BANKS (2.4%)
  BankAmerica Corp. ............................................................      56,800     4,146,400
  Chase Manhattan Corp. ........................................................      24,700     2,683,038
                                                                                              ------------
                                                                                                 6,829,438
                                                                                              ------------
MAJOR CHEMICALS (1.0%)
  Imperial Chemical Industries PLC ADR .........................................      47,200     2,805,450
                                                                                              ------------

MAJOR PHARMACEUTICALS (6.3%)
  Dura Pharmaceuticals, Inc. (b) ...............................................      74,600     3,273,075
  Eli Lilly & Co. ..............................................................      75,800     4,780,137
  Merck & Co., Inc. ............................................................      46,700     4,416,069
  Pfizer, Inc. .................................................................      73,000     5,310,749
                                                                                              ------------
                                                                                                17,780,030
                                                                                              ------------
MANAGED HEALTH CARE (1.1%)
  MedPartners, Inc. (b) ........................................................     121,800     3,014,550
                                                                                              ------------

MANUFACTURING (1.3%)
  Tyco International Ltd. ......................................................      90,800     3,563,900
                                                                                              ------------

MEAT, POULTRY & FISH (1.8%)
  ConAgra, Inc. ................................................................     139,200     5,002,500
                                                                                              ------------

MEDICAL SPECIALTIES (5.2%)
  Baxter International, Inc. ...................................................      53,400     2,703,375
  Boston Scientific Corp. (b) ..................................................      51,500     2,327,156
  Bristol Myers Squibb Co. .....................................................      66,800     6,254,149
  Warner Lambert Co. ...........................................................      24,200     3,384,975
                                                                                              ------------
                                                                                                14,669,655
                                                                                              ------------
MEDICAL/NURSING SERVICES (1.2%)
  HEALTHSOUTH Corp. (b) ........................................................     131,600     3,454,500
                                                                                              ------------

MULTI-LINE INSURANCE (1.2%)
  Allstate Corp. ...............................................................      40,600     3,486,525
                                                                                              ------------

MULTI-SECTOR COMPANIES (3.2%)
  General Electric Co. .........................................................     122,600     9,041,749
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
NEWSPAPERS (1.4%)
  New York Times Co., Class A ..................................................      65,900  $  3,912,813
                                                                                              ------------

OFFICE EQUIPMENT/SUPPLIES (1.1%)
  U.S. Office Products Co. (b) .................................................     159,300     3,166,088
                                                                                              ------------

OFFICE/PLANT AUTOMATION (1.6%)
  Cisco Systems, Inc. (b) ......................................................      52,300     4,510,875
                                                                                              ------------

OIL REFINING/MARKETING (1.9%)
  USX-Marathon Group ...........................................................     154,300     5,284,775
                                                                                              ------------

OIL/GAS DISTRIBUTION (1.4%)
  Columbia Gas System, Inc. (b) ................................................      52,700     3,833,925
                                                                                              ------------

OTHER SPECIALTY STORES (1.5%)
  Staples, Inc. (b) ............................................................     150,500     4,242,219
                                                                                              ------------

OTHER TELECOMMUNICATIONS (3.1%)
  LCI International, Inc. (b) ..................................................     142,500     3,927,656
  WorldCom, Inc. (b) ...........................................................     150,400     4,812,799
                                                                                              ------------
                                                                                                 8,740,455
                                                                                              ------------
PACKAGED FOODS (2.5%)
  Dean Foods Co. ...............................................................      76,600     4,069,375
  Sara Lee Corp. ...............................................................      56,400     2,982,150
                                                                                              ------------
                                                                                                 7,051,525
                                                                                              ------------
PACKAGED GOODS/COSMETICS (0.8%)
  Gillette Co. .................................................................      24,800     2,289,350
                                                                                              ------------

PAPER (0.8%)
  International Paper Co. ......................................................      46,500     2,205,844
                                                                                              ------------

RECREATIONAL PRODUCTS (0.7%)
  Callaway Golf Co. ............................................................      61,400     1,957,125
                                                                                              ------------

RECREATIONAL PRODUCTS & TOYS (1.6%)
  Mattel, Inc. .................................................................     111,600     4,470,975
                                                                                              ------------

SEMICONDUCTORS (2.6%)
  Intel Corp. ..................................................................      44,400     3,446,550
  National Semiconductor Corp. (b) .............................................      80,900     2,679,813
  Texas Instruments, Inc. ......................................................      26,800     1,319,900
                                                                                              ------------
                                                                                                 7,446,263
                                                                                              ------------
SOFT DRINKS (2.4%)
  Panamerican Beverages, Inc. Class A ..........................................      68,600     2,349,550

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
SOFT DRINKS (2.4%) (CONTINUED)
  PepsiCo, Inc. ................................................................     122,400  $  4,513,500
                                                                                              ------------
                                                                                                 6,863,050
                                                                                              ------------
SPECIALTY FOODS/CANDY (1.4%)
  Interstate Bakeries Corp. ....................................................     112,800     3,898,650
                                                                                              ------------

SPECIALTY RETAILER (2.9%)
  Dial Corp. ...................................................................     168,900     3,272,438
  General Nutrition Companies (GNC) (b) ........................................     142,200     4,852,575
                                                                                              ------------
                                                                                                 8,125,013
                                                                                              ------------
STEEL/IRON ORE (0.8%)
  USX-United States Steel Group, Inc. ..........................................      71,200     2,229,450
                                                                                              ------------

TELECOMMUNICATION EQUIPMENT (2.1%)
  ADC Telecommunications, Inc. (b) .............................................      60,600     2,253,563
  Bay Networks, Inc. (b) .......................................................      74,100     2,227,631
  Lucent Technologies ..........................................................      16,600     1,330,075
                                                                                              ------------
                                                                                                 5,811,269
                                                                                              ------------

TOTAL COMMON STOCKS (COST $201,996,700).........................................               270,697,572
                                                                                              ------------

CASH SWEEP ACCOUNT (0.6%)
  Bank of New York .............................................................   1,774,342     1,774,342
                                                                                              ------------

TOTAL CASH SWEEP ACCOUNT (COST $1,774,342)......................................                 1,774,342
                                                                                              ------------
UNIT INVESTMENT TRUSTS (3.5%)
  S&P 400 Mid-Cap Depository Receipts, Series I ................................      85,300     5,380,564
  S&P 500 Depository Receipts, Series I ........................................      47,500     4,546,641
                                                                                              ------------

TOTAL UNIT INVESTMENT TRUSTS (COST $7,770,100)..................................                 9,927,205
                                                                                              ------------

TOTAL (COST $211,541,142) (A) -- 100.0%.........................................              $282,399,119
                                                                                              ------------
                                                                                              ------------

---------------
Percentages indicated are based on net assets of $282,419,916.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $226,021. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 75,523,082
Unrealized depreciation.......    (4,891,126)
                                ------------
Net unrealized appreciation...  $ 70,631,956
                                ------------
                                ------------

(b) Represents non-income producing security.
ADR -- American Depository Receipt.
PLC -- Public Limited Company.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
COMMON STOCKS (94.4%)
AEROSPACE (0.9%)
  Boeing Co. ...................................................................       3,916  $    208,038
                                                                                              ------------

AIRLINES (2.9%)
  AMR Corp. (b) ................................................................       2,700       327,206
  Delta Air Lines, Inc. ........................................................       2,800       312,025
                                                                                              ------------
                                                                                                   639,231
                                                                                              ------------
ALUMINUM (1.2%)
  Aluminum Company of America ..................................................       3,900       262,275
                                                                                              ------------

APPAREL (1.5%)
  VF Corp. .....................................................................       7,000       323,313
                                                                                              ------------

AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS (1.5%)
  TRW, Inc. ....................................................................       5,900       334,825
                                                                                              ------------

CONSTRUCTION/AGRICULTURAL EQUIPMENT (2.2%)
  Agco Corp. ...................................................................       5,100       139,613
  Caterpillar, Inc. ............................................................       7,100       340,356
                                                                                              ------------
                                                                                                   479,969
                                                                                              ------------
CONTAINERS & PACKAGING (1.1%)
  Crown, Cork & Seal Co., Inc. .................................................       5,200       253,825
                                                                                              ------------

CONTRACT DRILLING (0.4%)
  Helmerich & Paine, Inc. ......................................................       1,200        91,275
                                                                                              ------------

DEPARTMENT STORES (2.8%)
  Federated Department Stores, Inc. (b) ........................................       9,200       419,175
  Sears, Roebuck & Co. .........................................................       4,600       210,738
                                                                                              ------------
                                                                                                   629,913
                                                                                              ------------
DIVERSIFIED ELECTRONICS (1.4%)
  SCI Systems, Inc. (b) ........................................................       7,000       320,688
                                                                                              ------------

DIVERSIFIED MANUFACTURING (0.7%)
  Olin Corp. ...................................................................       3,100       153,450
                                                                                              ------------

DRUG STORE CHAINS (1.6%)
  Rite Aid Corp. ...............................................................       5,400       355,050
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
ELECTRIC UTILITIES: CENTRAL (0.3%)
  Illinova Corp. ...............................................................       3,000  $     72,563
                                                                                              ------------

ELECTRIC UTILITIES: EAST (1.8%)
  DQE, Inc. ....................................................................       8,000       265,500
  New York State Electric & Gas Corp. ..........................................       4,300       132,225
                                                                                              ------------
                                                                                                   397,725
                                                                                              ------------
ELECTRIC UTILITIES: SOUTH (2.2%)
  Dominion Resources Inc. ......................................................       2,900       112,738
  Entergy Corp. ................................................................       5,100       132,600
  FPL Group, Inc. ..............................................................       4,400       246,125
                                                                                              ------------
                                                                                                   491,463
                                                                                              ------------
ELECTRONIC DATA PROCESSING (3.6%)
  Compaq Computer Corp. (b) ....................................................       3,400       212,287
  International Business Machines Corp. ........................................       5,400       591,637
                                                                                              ------------
                                                                                                   803,924
                                                                                              ------------
ELECTRONIC DATA PROCESSING -- PERIPHERALS (0.5%)
  Seagate Technology, Inc. (b) .................................................       4,700       106,631
                                                                                              ------------

ELECTRONIC DATA PROCESSORS (1.3%)
  Sun Microsystems, Inc. (b) ...................................................       7,900       284,400
                                                                                              ------------

FINANCE COMPANIES (3.3%)
  Countrywide Credit Industries, Inc. ..........................................       6,000       245,625
  Federal National Mortgage Assoc. .............................................       6,200       327,437
  Finova Group, Inc. ...........................................................       3,300       155,513
                                                                                              ------------
                                                                                                   728,575
                                                                                              ------------
FINANCIAL SERVICES -- DIVERSIFIED (4.3%)
  Travelers Group, Inc. ........................................................      12,879       650,389
  Travelers Property Casualty Corp. Class A ....................................       7,500       298,125
                                                                                              ------------
                                                                                                   948,514
                                                                                              ------------
FINANCIAL SERVICES -- DIVERSIFIED (0.3%)
  Fleet Financial Group, Inc. ..................................................       1,000        66,063
                                                                                              ------------

FLUID CONTROLS (1.5%)
  Parker-Hannifin Corp. ........................................................       7,650       340,425
                                                                                              ------------

FOREST PRODUCTS (0.5%)
  Weyerhaeuser Co. .............................................................       2,300       121,469
                                                                                              ------------

HEALTH & MEDICAL FACILITIES (1.5%)
  Becton Dickenson & Co. (BDX) .................................................       6,400       330,000
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
INDUSTRIAL MACHINERY (1.1%)
  Ingersoll-Rand Company .......................................................       6,200  $    253,425
                                                                                              ------------

INTEGRATED OIL COMPANIES (9.7%)
  Amoco Corp. ..................................................................       2,500       225,000
  Atlantic Richfield Co. .......................................................       1,700       138,550
  Chevron Corp. ................................................................       2,500       200,469
  Exxon Corp. ..................................................................       9,200       561,199
  Mobil Corp. ..................................................................       5,200       374,075
  Phillips Petroleum Co. .......................................................       6,500       314,844
  Texaco, Inc. .................................................................       5,900       333,350
                                                                                              ------------
                                                                                                 2,147,487
                                                                                              ------------
INVESTMENT BANKERS/BROKERS/SERVICES (1.0%)
  Lehman Brothers Holdings, Inc. ...............................................       4,500       227,531
                                                                                              ------------

MAJOR BANKS (6.6%)
  BankAmerica Corp. ............................................................       6,100       445,299
  Chase Manhattan Corp. ........................................................       2,000       217,250
  Citicorp .....................................................................         900       107,944
  First Union Corp. ............................................................       6,800       331,500
  Mellon Bank Corp. ............................................................       3,200       181,400
  NationsBank Corp. ............................................................       2,700       162,169
                                                                                              ------------
                                                                                                 1,445,562
                                                                                              ------------
MAJOR CHEMICALS (1.5%)
  Dow Chemical Co. .............................................................       3,300       325,875
                                                                                              ------------

MAJOR PHARMACEUTICALS (1.4%)
  American Home Products Corp. .................................................       4,400       307,450
                                                                                              ------------

MAJOR U.S. TELECOMMUNICATIONS (6.0%)
  Ameritech Corp. ..............................................................       5,400       416,137
  AT&T Corp. ...................................................................       4,300       240,263
  Bell Atlantic Corp. ..........................................................       3,600       321,300
  GTE Corp. ....................................................................       7,300       369,105
                                                                                              ------------
                                                                                                 1,346,805
                                                                                              ------------
MID-SIZE BANKS (0.5%)
  Bank of Boston Corp. .........................................................       1,200       106,950
                                                                                              ------------

MOTOR VEHICLES (3.6%)
  Chrysler Corp. ...............................................................       6,600       226,463
  Ford Motor Co. ...............................................................       7,700       331,099
  General Motors Corp. .........................................................       4,000       244,000
                                                                                              ------------
                                                                                                   801,562
                                                                                              ------------
MULTI-SECTOR COMPANIES (1.2%)
  Loews Corp. ..................................................................       2,600       275,925
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
MULTI-LINE INSURANCE (4.4%)
  Allstate Corp. ...............................................................       4,500  $    386,437
  Cigna Corp. ..................................................................       2,000       334,499
  Old Republic Intl Corp .......................................................       7,400       266,863
                                                                                              ------------
                                                                                                   987,799
                                                                                              ------------
NATURAL GAS DISTRIBUTION (0.5%)
  Pacific Enterprises ..........................................................       3,000       106,125
                                                                                              ------------

NEWSPAPERS (1.3%)
  Knight-Ridder, Inc. ..........................................................       5,800       290,725
                                                                                              ------------

OFFICE EQUIPMENT/SUPPLIES (1.2%)
  Xerox Corp. ..................................................................       3,400       264,138
                                                                                              ------------

OIL & GAS DISTRIBUTION (1.6%)
  Coastal Corp. ................................................................       6,200       363,088
                                                                                              ------------

OIL REFINING/MARKETING (1.2%)
  USX-Marathon Group ...........................................................       7,600       260,300
                                                                                              ------------

OTHER TELECOMMUNICATIONS (2.0%)
  Bell South ...................................................................       8,100       443,475
                                                                                              ------------

PAPER (2.1%)
  International Paper Co. ......................................................       4,109       194,920
  Mead Corp. ...................................................................       2,200       142,038
  Union Camp Corp. .............................................................       2,100       126,131
                                                                                              ------------
                                                                                                   463,089
                                                                                              ------------
SAVINGS & LOAN ASSOCIATIONS (2.1%)
  Golden West Financial Corp. ..................................................       3,000       268,875
  Washington Mutual, Inc. ......................................................       2,940       203,228
                                                                                              ------------
                                                                                                   472,103
                                                                                              ------------
SEMICONDUCTORS (1.6%)
  Applied Materials, Inc. (b) ..................................................       3,400       112,200
  Motorola, Inc. ...............................................................       4,000       251,500
                                                                                              ------------
                                                                                                   363,700
                                                                                              ------------
SPECIALTY CHEMICALS (1.5%)
  B.F. Goodrich Co. ............................................................       4,100       182,450
  M.A. Hanna Co. ...............................................................       5,900       145,656
                                                                                              ------------
                                                                                                   328,106
                                                                                              ------------
SPECIALTY INSURERS (0.5%)
  PMI Group, Inc. ..............................................................       1,800       117,000
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
STEEL/IRON ORE (1.1%)
  USX-United States Steel Group, Inc. ..........................................       7,900  $    247,369
                                                                                              ------------

TOBACCO (1.4%)
  Philip Morris Cos., Inc. .....................................................       7,300       317,550
                                                                                              ------------

TOTAL COMMON STOCKS (COST $18,699,286)..........................................                21,006,743
                                                                                              ------------

CASH SWEEP ACCOUNT (2.3%)
  Bank of New York .............................................................     517,042       517,042
                                                                                              ------------

TOTAL CASH SWEEP ACCOUNT (COST $517,042)........................................                   517,042
                                                                                              ------------

UNIT INVESTMENT TRUSTS (3.5%)
  S&P 500 Depository Receipts, Series I ........................................       8,100       775,322
                                                                                              ------------

TOTAL UNIT INVESTMENT TRUSTS (COST $720,406)....................................                   775,322
                                                                                              ------------

TOTAL (COST $19,936,734) (a) -- 100.2%..........................................              $ 22,299,107
                                                                                              ------------
                                                                                              ------------

---------------
Percentages indicated are based on net assets of $22,264,894.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  2,800,050
Unrealized depreciation.......      (437,677)
                                ------------
Net unrealized appreciation...  $  2,362,373
                                ------------
                                ------------

(b) Represents non-income producing security.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
COMMON STOCKS (96.4%)
ARGENTINA (2.3%)
ENERGY SOURCES (2.3%)
  YPF Sociedad Anonima, Class D, ADR ...........................................      40,150  $  1,347,534
                                                                                              ------------

AUSTRIA (1.1%)
UTILITIES -- ELECTRICAL AND GAS (1.1%)
  EVN Energie-Versorgung Nied., ADR ............................................      24,860       640,819
                                                                                              ------------

BRAZIL (4.6%)
SOFT DRINKS (0.6%)
  Compania Cervejaria Brahma ...................................................      25,000       332,813
                                                                                              ------------

TELECOMMUNICATIONS (1.3%)
  Telebras, Preferred Shares, ADR ..............................................       7,300       761,938
                                                                                              ------------

UTILITIES -- ELETRICAL AND GAS (2.7%)
  Electrobras, ADR .............................................................      69,450     1,621,476
                                                                                              ------------
                                                                                                 2,716,227
                                                                                              ------------
DENMARK (7.6%)
BANKING (3.3%)
  Den Danske Bank, Unsponsored ADR .............................................      16,310     1,936,018
                                                                                              ------------

TELECOMMUNICATIONS (4.3%)
  Tele Danmark AS, Class B, ADR ................................................      84,950     2,537,881
                                                                                              ------------
                                                                                                 4,473,899
                                                                                              ------------
FRANCE (17.9%)
AUTOMOBILES (2.3%)
  PSA Peugeot Citroen, ADR .....................................................      47,300     1,336,036
                                                                                              ------------

BANKING (2.3%)
  Cie Financiere De Paribus SA .................................................      10,500       758,577
  Societe Generale, ADR ........................................................      21,600       567,853
                                                                                              ------------
                                                                                                 1,326,430
                                                                                              ------------
ELECTRICAL AND ELECTRONICS (4.0%)
  Alcatel Alsthom, ADR .........................................................      94,400     2,336,400
                                                                                              ------------

ENERGY SOURCES (1.7%)
  Elf Aquitane, ADR ............................................................      17,800     1,019,050
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
FOOD AND HOUSEHOLD PRODUCTS (4.4%)
  Groupe Danone, ADR ...........................................................      80,500  $  2,575,999
                                                                                              ------------

INSURANCE (3.2%)
  Assurances Generales de France, ORD ..........................................      33,000     1,878,211
                                                                                              ------------
                                                                                                10,472,126
                                                                                              ------------
GERMANY (4.5%)
AUTOMOBILES (4.5%)
  Daimler-Benz, ADR ............................................................      37,630     2,657,619
                                                                                              ------------

ISRAEL (0.1%)
DATA PROCESSING AND REPRODUCTION (0.1%)
  Scitex Corp., Ltd. ...........................................................       3,100        38,363
                                                                                              ------------

ITALY (11.7%)
BANKING (5.3%)
  Banca Commerciale Italiana ...................................................     367,000     1,051,271
  Istituto Mobiliare Italiano, SPA, ADR ........................................      65,057     2,020,833
                                                                                              ------------
                                                                                                 3,072,104
                                                                                              ------------
INSURANCE (2.0%)
  Istit. Nazionale Assic., ADR .................................................      66,200     1,150,225
                                                                                              ------------

TELECOMMUNICATIONS (4.4%)
  Telecom Intalia SPA, ADR .....................................................      41,410     2,572,596
                                                                                              ------------
                                                                                                 6,794,925
                                                                                              ------------
JAPAN (7.0%)
ELECTRICAL AND ELECTRONICS (3.1%)
  Hitachi Ltd., ADR ............................................................      24,900     1,788,131
                                                                                              ------------

FINANCIAL SERVICES (0.9%)
  Daiwa Securities -- Unsponsored ADR ..........................................      14,500       505,582
  Yamaichi Secs, Ltd. Japanese ORD .............................................     499,000         7,820
                                                                                              ------------
                                                                                                   513,402
                                                                                              ------------
INSURANCE (2.5%)
  Tokio Marine & Fire Insurance Co., ADR .......................................      30,800     1,466,850
                                                                                              ------------

OIL & GAS PRODUCTION (0.5%)
  Nippon Oil Co. Ltd. ..........................................................      90,000       313,810
                                                                                              ------------
                                                                                                 4,082,193
                                                                                              ------------
MEXICO (2.5%)
TELECOMMUNICATIONS (2.5%)
  Telefonos de Mexico, Class L, ADR ............................................      29,425     1,456,538
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
NETHERLANDS (4.6%)
INSURANCE (2.3%)
  ING Groep N.V., ADR ..........................................................      33,580  $  1,368,385
                                                                                              ------------

TELECOMMUNICATIONS (2.3%)
  Konin. PTT Nederland, ADR ....................................................      33,290     1,342,003
                                                                                              ------------
                                                                                                 2,710,388
                                                                                              ------------
PORTUGAL (1.9%)
ELECTRICAL PRODUCTS (1.9%)
  Esc Electricidade De Port (b) ................................................      60,000     1,084,401
                                                                                              ------------

SINGAPORE (3.4%)
BANKING (1.2%)
  Develop Bank Singapore -- Sp, ADR ............................................      18,800       700,300
                                                                                              ------------

MULTI-INDUSTRY (2.2%)
  Jardine Matheson Holdings Ltd., ADR ..........................................     240,200     1,273,060
                                                                                              ------------
                                                                                                 1,973,360
                                                                                              ------------
SOUTH AFRICA (2.6%)
METALS/STEEL (1.0%)
  Iscor, Ltd., ADR .............................................................     131,700       574,897
                                                                                              ------------

MISCELLANEOUS MATERIALS AND COMMODITIES (1.6%)
  De Beers Cons. Mines, Unsponsored ADR ........................................      45,000       939,375
                                                                                              ------------
                                                                                                 1,514,272
                                                                                              ------------
SOUTH KOREA (0.7%)
UTILITIES -- ELETRICAL AND GAS (0.7%)
  Korea Electric Power Corp., ADR ..............................................      44,000       398,750
                                                                                              ------------

SPAIN (3.4%)
BANKING (1.2%)
  Corp. Bancaria de Espana (Argentaria), ADR ...................................      23,400       707,850
                                                                                              ------------

TELECOMMUNICATIONS (2.2%)
  Telefonica de Espana S.A., ADR ...............................................      15,020     1,299,230
                                                                                              ------------
                                                                                                 2,007,080
                                                                                              ------------
SWITZERLAND (7.3%)
FOOD AND HOUSEHOLD PRODUCTS (5.1%)
  Nestle S.A., Registered ADR ..................................................      41,200     3,031,435
                                                                                              ------------

TECHNOLOGY SERVICES (2.2%)
  Sfr Baloise Holdings (b) .....................................................         710     1,264,933
                                                                                              ------------
                                                                                                 4,296,368
                                                                                              ------------

                                                                                    SHARES
                                                                                      OR
                                                                                  PRINCIPAL      MARKET
                                                                                    AMOUNT       VALUE
                                                                                  ----------  ------------
UNITED KINGDOM (13.2%)
BEVERAGES AND TOBACCO (5.6%)
  B.A.T. Industries PLC, ADR ...................................................      83,200  $  1,513,200
  Guinness PLC, ADR ............................................................      40,270     1,823,386
                                                                                              ------------
                                                                                                 3,336,586
                                                                                              ------------
CHEMICALS (1.9%)
  Imperial Chemical, ADR .......................................................      18,400     1,093,650
                                                                                              ------------

MISCELLANEOUS MATERIALS AND COMMODITIES (1.1%)
  Tate & Lyle PLC-Sponsored ADR ................................................      20,000       634,158
                                                                                              ------------

MULTI-INDUSTRY (3.1%)
  BTR PLC, ADR .................................................................     132,440     1,831,937
                                                                                              ------------

TEXTILES (1.5%)
  Coats Viyella ................................................................     166,140       852,331
                                                                                              ------------
                                                                                                 7,748,662
                                                                                              ------------

TOTAL COMMON STOCKS (COST $52,922,574)..........................................                56,413,524
                                                                                              ------------

SHORT-TERM INVESTMENTS (5.5%)

CASH SWEEP ACCOUNT (5.5%)
  Bank of New York .............................................................   3,223,153     3,223,153
                                                                                              ------------
TOTAL CASH SWEEP ACCOUNT (COST $3,223,153)......................................                 3,223,153
                                                                                              ------------
TOTAL (COST $56,145,727) (A) -- 101.7%..........................................              $ 59,636,677
                                                                                              ------------
                                                                                              ------------

---------------
Percentages indicated are based on net assets of $58,536,622.
 (a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  7,409,160
Unrealized depreciation.......    (3,918,210)
                                ------------
Net unrealized appreciation...  $  3,490,950
                                ------------
                                ------------

(b) Represents non-income producing security.
ADR -- American Depository Receipt.
ORD -- Ordinary.
PLC -- Public Limited Company.
At November 30, 1997, the International Equity Fund's open forward currency contracts were as follows:

                                                                                                     UNREALIZED
                                          DELIVERY   CONTRACT     CONTRACT    CONTRACT    MARKET    APPRECIATION
CURRENCY                                    DATE      PRICE**     AMOUNT**      VALUE      VALUE    (DEPRECIATION)
----------------------------------------  ---------  ---------  ------------  ---------  ---------  -------------
Short Contracts:
  Italian Lire..........................   12/01/97  1704.8696  (933,885,487) ($547,775) ($540,427)   $   7,348

Long Contracts:
  Italian Lire..........................   12/05/97  1729.1763   204,066,134    118,013    118,090           77
                                                                ------------  ---------  ---------       ------
  Total.................................                        (729,819,353) ($429,762) ($422,337)   $   7,425
                                                                ------------  ---------  ---------       ------
                                                                ------------  ---------  ---------       ------

---------------
** In local currency.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                                          SHARES
                                                                                            OR
                                                                                        PRINCIPAL
                                                                                          AMOUNT      MARKET VALUE
                                                                                       ------------  --------------
COMMON STOCKS (91.0%)
ADVERTISING (2.4%)
  Valassis Communications, Inc. (b) .................................................       139,000  $    4,178,688
                                                                                                     --------------

AEROSPACE (1.8%)
  BE Aerospace, Inc. (b) ............................................................        98,300       3,108,738
                                                                                                     --------------

APPAREL (0.7%)
  Dress Barn (b) ....................................................................        46,600       1,199,950
                                                                                                     --------------

AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS (0.8%)
  Lo-Jack Corp. (b) .................................................................       101,500       1,408,313
                                                                                                     --------------

BEVERAGES (2.9%)
  Canandaigua Wine Co., Class A (b) .................................................       105,900       5,069,963
                                                                                                     --------------

BUILDING PRODUCTS (1.4%)
  Centex Corp. ......................................................................        39,000       2,471,625
                                                                                                     --------------

CLOTHING/SHOES/ACCESSORIES (1.7%)
  Pacific Sunwear of California (b) .................................................        90,900       2,965,613
                                                                                                     --------------

COMPUTER SOFTWARE (6.8%)
  Computer Horizon Corp. (b) ........................................................        54,300       1,791,900
  Hyperion Software Corp. (b) .......................................................        64,500       2,779,547
  Symantec Corp. (b) ................................................................       188,900       4,722,499
  Systems & Computer Technology Corp. (b) ...........................................        61,100       2,856,425
                                                                                                     --------------
                                                                                                         12,150,371
                                                                                                     --------------
CONSUMER SPECIALTIES (1.1%)
  Helen of Troy Limited (b) .........................................................       135,600       1,932,300
                                                                                                     --------------

CONTRACT DRILLING (4.1%)
  Cliffs Drilling Co. (b) ...........................................................        66,800       3,707,399
  Falcon Drilling Co., Inc. (b) .....................................................        83,000       2,676,750
  Parker Drilling Co. (b) ...........................................................        63,400         836,088
                                                                                                     --------------
                                                                                                          7,220,237
                                                                                                     --------------
DISCOUNT CHAINS (1.0%)
  Tuesday Morning Corp. (b) .........................................................        70,950       1,764,881
                                                                                                     --------------

                                                                                          SHARES
                                                                                            OR
                                                                                        PRINCIPAL
                                                                                          AMOUNT      MARKET VALUE
                                                                                       ------------  --------------
DIVERSIFIED COMMERCIAL SERVICES (2.1%)
  Analysts International ............................................................        57,900  $    2,757,488
  Source Services Corp. (b) .........................................................        43,350         904,931
                                                                                                     --------------
                                                                                                          3,662,419
                                                                                                     --------------
DIVERSIFIED MANUFACTURING (2.2%)
  Coltec Industries (b) .............................................................       169,800       3,958,463
                                                                                                     --------------

ELECTRONIC COMPONENTS (1.1%)
  Encore Wire Corp. (b) .............................................................        15,900         546,563
  Smart Modular Technologies (b) ....................................................        22,600       1,401,200
                                                                                                     --------------
                                                                                                          1,947,763
                                                                                                     --------------
ELECTRONICS DISTRIBUTORS (1.7%)
  Windmere Durable Holdings .........................................................       123,800       2,986,675
                                                                                                     --------------

ENVIRONMENTAL SERVICES (2.8%)
  Allied Waste Industries (b) .......................................................       225,200       4,926,250
                                                                                                     --------------

FINANCE COMPANIES (2.9%)
  Americredit Corp. (b) .............................................................       143,100       3,953,137
  Firstplus Financial Group (b) .....................................................        30,400       1,159,000
                                                                                                     --------------
                                                                                                          5,112,137
                                                                                                     --------------
FOOD DISTRIBUTORS (6.8%)
  Earthgrains Co. ...................................................................        70,100       3,031,825
  Suiza Foods Corp. (b) .............................................................        79,560       4,629,397
  Whole Foods Market, Inc. (b) ......................................................       100,500       4,610,437
                                                                                                     --------------
                                                                                                         12,271,659
                                                                                                     --------------
HEALTH & MEDICAL FACILITIES (1.7%)
  Nova Care (b) .....................................................................       247,000       3,056,625
                                                                                                     --------------

HOME BUILDING (2.1%)
  Kaufman & Broad Home Corp. ........................................................       168,900       3,663,019
                                                                                                     --------------

HOSPITAL EQUIPMENT FINANCING (1.7%)
  Medquist, Inc. (b) ................................................................       115,800       3,010,800
                                                                                                     --------------

INDUSTRIAL MACHINERY (1.6%)
  Halter Marine Group, Inc. (b) .....................................................       100,350       2,797,256
                                                                                                     --------------

MAJOR PHARMACEUTICALS (4.6%)
  Agouron Pharmaceuticals, Inc. (b) .................................................        36,400       1,396,850
  Alpharma, Inc., Class A ...........................................................       104,200       2,383,575
  Rexall Sundown, Inc. (b) ..........................................................       189,400       4,498,249
                                                                                                     --------------
                                                                                                          8,278,674
                                                                                                     --------------

                                                                                          SHARES
                                                                                            OR
                                                                                        PRINCIPAL
                                                                                          AMOUNT      MARKET VALUE
                                                                                       ------------  --------------
MANAGED HEALTH CARE (1.2%)
  Datascope (b) .....................................................................        81,800  $    2,091,013
                                                                                                     --------------

MARINE TRANSPORTATION (1.4%)
  Hvide Marine, Inc., Class A (b) ...................................................        88,000       2,491,500
                                                                                                     --------------

MEDICAL SPECIALTIES (2.7%)
  Gulf South Medical Supply, Inc. (b) ...............................................        78,900       2,574,112
  Healthdyne Technologies, Inc. (b) .................................................       103,000       1,976,313
  Medical Resources, Inc. (b) .......................................................        19,000         172,188
                                                                                                     --------------
                                                                                                          4,722,613
                                                                                                     --------------
MOTOR VEHICLES (3.3%)
  Federal Mogul Corp. ...............................................................        57,400       2,360,575
  Wabash National Corp. .............................................................       123,800       3,505,087
                                                                                                     --------------
                                                                                                          5,865,662
                                                                                                     --------------
MOVIES & ENTERTAINMENT (0.0%)
  Score Board, Inc. (b) .............................................................           672             756
                                                                                                     --------------

MULTI-LINE INSURANCE (1.2%)
  Reliance Group Holdings ...........................................................       160,300       2,043,825
                                                                                                     --------------

OFFICE EQUIPMENT & SUPPLIES (1.8%)
  Interface, Inc. ...................................................................       103,500       3,105,000
                                                                                                     --------------

OIL REFINING & MARKETING (0.7%)
  Newpark Resources, Inc. (b) .......................................................        62,200       1,240,113
                                                                                                     --------------

OILFIELD SERVICES & EQUIPMENT (1.0%)
  Key Energy Group, Inc. (b) ........................................................        76,400       1,857,475
                                                                                                     --------------

OTHER COMMERCIAL SERVICES (1.1%)
  Prepaid Legal Services (b) ........................................................        65,800       1,862,963
                                                                                                     --------------

PROPERTY -- CASUALTY INSURERS (1.9%)
  Everest Reinsurance Holdings ......................................................        53,900       2,044,831
  Lennar Corp. ......................................................................        67,000       1,398,625
                                                                                                     --------------
                                                                                                          3,443,456
                                                                                                     --------------
SAVINGS & LOAN ASSOCIATIONS (7.5%)
  Albank Financial Corp. ............................................................        37,900       1,752,875
  Bank United Corp., Class A ........................................................        45,900       1,927,800
  Firstfed Financial Corp. (b) ......................................................        62,300       2,273,950
  Golden State Bancorp (b) ..........................................................       146,200       4,870,287
  St. Paul Bancorp, Inc. ............................................................       106,500       2,609,250
                                                                                                     --------------
                                                                                                         13,434,162
                                                                                                     --------------

                                                                                          SHARES
                                                                                            OR
                                                                                        PRINCIPAL
                                                                                          AMOUNT      MARKET VALUE
                                                                                       ------------  --------------
SEMICONDUCTORS (0.6%)
  Adflex Solutions, Inc. (b) ........................................................        56,800  $    1,095,175
                                                                                                     --------------

SMALLER BANKS (1.8%)
  Imperial Bancorp (b) ..............................................................        69,235       3,232,409
                                                                                                     --------------

SOLID WASTE DISPOSAL (1.2%)
  American Disposal Services (b) ....................................................        59,100       2,105,438
                                                                                                     --------------

SPECIALTY RETAILER (3.5%)
  Fingerhut Companies, Inc. .........................................................       159,600       3,311,699
  General Nutrition Companies (GNC) (b) .............................................        82,500       2,815,313
                                                                                                     --------------
                                                                                                          6,127,012
                                                                                                     --------------
TELECOMMUNICATION EQUIPMENT (0.5%)
  Digital Microwave Corp. (b) .......................................................        61,000         960,750
                                                                                                     --------------

TRUCKING (3.6%)
  Consolidated Freightways Corp. (b) ................................................       173,100       2,704,687
  Yellow Corp. (b) ..................................................................       136,700       3,605,462
                                                                                                     --------------
                                                                                                          6,310,149
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $140,643,839)..............................................                   161,131,890
                                                                                                     --------------
CASH SWEEP ACCOUNT (9.1%)
  Bank of New York ..................................................................    16,203,578      16,203,578
                                                                                                     --------------
TOTAL CASH SWEEP ACCOUNT (COST $16,203,578)..........................................                    16,203,578
                                                                                                     --------------
TOTAL (COST $156,847,417) (a) -- 100.1%..............................................                $  177,335,468
                                                                                                     --------------
                                                                                                     --------------

---------------
Percentages indicated are based on net assets of 177,158,655.
(a) Cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 25,152,437
Unrealized depreciation.......    (4,664,386)
                                ------------
Net unrealized appreciation...  $ 20,488,051
                                ------------
                                ------------

(b) Represents non-income producing security.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                                       SHARES OR
                                                                                       PRINCIPAL
                                                                                         AMOUNT     MARKET VALUE
                                                                                      ------------  -------------
COMMON STOCKS (59.6%)
AIRLINES (0.9%)
  AMR Corp. (b) ...................................................................          6,300  $     763,481
                                                                                                    -------------

APPAREL (0.7%)
  Tommy Hilfiger Corp. (b) ........................................................         14,300        561,275
                                                                                                    -------------

AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS (0.6%)
  Lear Corp. (b) ..................................................................         11,000        514,938
                                                                                                    -------------

BIOTECHNOLOGY (0.8%)
  Elan Corp., PLC ADR (b) .........................................................         12,300        648,825
                                                                                                    -------------

BUILDING MATERIALS CHAINS (0.8%)
  Home Depot, Inc. ................................................................         11,500        643,281
                                                                                                    -------------

COMPUTER SOFTWARE (3.0%)
  Cadence Design Systems, Inc. (b) ................................................         16,600        419,150
  Citrix Systems, Inc. (b) ........................................................          3,800        272,175
  Computer Associates International, Inc. .........................................         13,050        679,415
  McAfee Associates, Inc. (b) .....................................................         12,300        562,725
  Microsoft Corp. (b) .............................................................          4,100        580,150
                                                                                                    -------------
                                                                                                        2,513,615
                                                                                                    -------------
COMPUTER/VIDEO CHAINS (0.7%)
  CompUSA, Inc. (b) ...............................................................         16,300        595,969
                                                                                                    -------------

CONSTRUCTION/AGRICULTURAL EQUIPMENT (0.5%)
  Caterpillar, Inc. ...............................................................          9,300        445,819
                                                                                                    -------------

CONSUMER SPECIALTIES (0.2%)
  Blyth Industries, Inc. (b) ......................................................          6,100        156,694
                                                                                                    -------------

CONTRACT DRILLING (0.8%)
  Helmerich & Paine, Inc. .........................................................          8,500        646,531
                                                                                                    -------------

DISCOUNT CHAINS (1.0%)
  Consolidated Stores Corp. (b) ...................................................         16,825        818,116
  Tuesday Morning Corp. (b) .......................................................          1,350         33,581
                                                                                                    -------------
                                                                                                          851,697
                                                                                                    -------------

                                                                                       SHARES OR
                                                                                       PRINCIPAL
                                                                                         AMOUNT     MARKET VALUE
                                                                                      ------------  -------------
DIVERSIFIED COMMERCIAL SERVICES (0.7%)
  Accustaff, Inc. (b) .............................................................         21,200  $     626,725
                                                                                                    -------------

DIVERSIFIED ELECTRONICS (0.7%)
  SCI Systems, Inc. (b) ...........................................................         12,500        572,656
                                                                                                    -------------

DIVERSIFIED MANUFACTURING (0.8%)
  Coltec Industries (b) ...........................................................          7,300        170,181
  Minnesota Mining & Manufacturing Co. ............................................          5,300        516,419
                                                                                                    -------------
                                                                                                          686,600
                                                                                                    -------------
ELECTRONIC COMPONENTS (1.3%)
  Adaptec, Inc. (b) ...............................................................          8,800        435,600
  Philips Electronics .............................................................         10,300        690,100
                                                                                                    -------------
                                                                                                        1,125,700
                                                                                                    -------------
ELECTRONIC DATA PROCESSING (1.9%)
  Compaq Computer Corp. (b) .......................................................         12,300        767,980
  Iomega Corp. (b) ................................................................         18,100        595,038
  Quantum Corp. (b) ...............................................................          9,600        255,600
                                                                                                    -------------
                                                                                                        1,618,618
                                                                                                    -------------
ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
  Teradyne, Inc. (b) ..............................................................          9,600        315,000
                                                                                                    -------------

ELECTRONICS DISTRIBUTORS (0.5%)
  Tech Data Corp. (b) .............................................................         10,500        423,938
                                                                                                    -------------

ENTERTAINMENT (0.5%)
  Gtech Holdings Corp. (b) ........................................................         12,200        392,688
                                                                                                    -------------

ENVIRONMENTAL SERVICES (1.0%)
  Calenergy Co., Inc. (b) .........................................................         14,700        488,775
  USA Waste Services, Inc. (b) ....................................................         11,700        386,831
                                                                                                    -------------
                                                                                                          875,606
                                                                                                    -------------
FINANCE COMPANIES (0.8%)
  Americredit Corp. (b) ...........................................................          3,100         85,638
  Green Tree Financial Corp. ......................................................         19,100        584,937
                                                                                                    -------------
                                                                                                          670,575
                                                                                                    -------------
FINANCIAL SERVICES -- DIVERSIFIED (1.1%)
  Travelers Group, Inc. ...........................................................         19,050        962,025
                                                                                                    -------------

FOOD CHAINS (0.9%)
  Safeway, Inc. (b) ...............................................................         12,600        765,450
                                                                                                    -------------

HOSPITAL/NURSING MANAGEMENT (0.8%)
  Tenet Healthcare Corp. (b) ......................................................         21,240        673,043
                                                                                                    -------------

                                                                                       SHARES OR
                                                                                       PRINCIPAL
                                                                                         AMOUNT     MARKET VALUE
                                                                                      ------------  -------------
HOTELS & RESORTS (0.8%)
  HFS, Inc. (b) ...................................................................         10,400  $     713,700
                                                                                                    -------------

INTEGRATED OIL COMPANIES (1.0%)
  British Petroleum Co. PLC ADR (b) ...............................................         10,371        860,793
                                                                                                    -------------

INVESTMENT BANKERS/BROKERS/SERVICES (0.7%)
  Morgan Stanley Dean Witter, Discover & Co. ......................................         11,700        635,456
                                                                                                    -------------

LIFE INSURANCE (1.7%)
  Conseco, Inc. ...................................................................         13,000        605,313
  SunAmerica, Inc. ................................................................         21,750        880,875
                                                                                                    -------------
                                                                                                        1,486,188
                                                                                                    -------------
MAJOR BANKS (1.5%)
  BankAmerica Corp. ...............................................................         10,500        766,500
  Chase Manhattan Corp. ...........................................................          4,600        499,675
                                                                                                    -------------
                                                                                                        1,266,175
                                                                                                    -------------
MAJOR CHEMICALS (0.6%)
  Imperial Chemical Industries PLC ADR ............................................          8,700        517,106
                                                                                                    -------------

MAJOR PHARMACEUTICALS (3.8%)
  Dura Pharmaceuticals, Inc. (b) ..................................................         13,700        601,088
  Eli Lilly & Co. .................................................................         14,100        889,180
  Merck & Co., Inc. ...............................................................          8,600        813,238
  Pfizer, Inc. ....................................................................         13,500        982,124
                                                                                                    -------------
                                                                                                        3,285,630
                                                                                                    -------------
MANAGED HEALTH CARE (0.5%)
  MedPartners, Inc. (b) ...........................................................         17,600        435,600
                                                                                                    -------------

MANUFACTURING (0.8%)
  Tyco International Ltd. .........................................................         16,800        659,400
                                                                                                    -------------

MEAT, POULTRY & FISH (1.1%)
  ConAgra, Inc. ...................................................................         26,200        941,563
                                                                                                    -------------

MEDICAL SPECIALTIES (3.2%)
  Baxter International, Inc. ......................................................          9,900        501,188
  Boston Scientific Corp. (b) .....................................................          9,500        429,281
  Bristol Myers Squibb Co. ........................................................         12,600      1,179,674
  Warner Lambert Co. ..............................................................          4,400        615,450
                                                                                                    -------------
                                                                                                        2,725,593
                                                                                                    -------------
MEDICAL/HOSPITALS (0.2%)
  MedPartners, Inc. (b) ...........................................................          5,300        131,175
                                                                                                    -------------

                                                                                       SHARES OR
                                                                                       PRINCIPAL
                                                                                         AMOUNT     MARKET VALUE
                                                                                      ------------  -------------
MEDICAL/NURSING SERVICES (0.7%)
  HEALTHSOUTH Corp. (b) ...........................................................         23,800  $     624,750
                                                                                                    -------------

MULTI-LINE INSURANCE (0.7%)
  Allstate Corp. ..................................................................          7,400        635,475
                                                                                                    -------------

MULTI-SECTOR COMPANIES (1.9%)
  General Electric Co. ............................................................         21,400      1,578,249
                                                                                                    -------------

NEWSPAPERS (0.9%)
  New York Times Co., Class A .....................................................         12,400        736,250
                                                                                                    -------------

OFFICE EQUIPMENT/SUPPLIES (0.7%)
  U.S. Office Products Co. (b) ....................................................         29,850        593,269
                                                                                                    -------------

OFFICE/PLANT AUTOMATION (1.0%)
  Cisco Systems, Inc. (b) .........................................................          9,700        836,625
                                                                                                    -------------

OIL REFINING/MARKETING (1.1%)
  USX-Marathon Group ..............................................................         28,500        976,125
                                                                                                    -------------

OIL/GAS DISTRIBUTION (0.9%)
  Columbia Gas System, Inc.(b) ....................................................         10,400        756,600
                                                                                                    -------------

OTHER SPECIALTY STORES (0.9%)
  Staples, Inc. (b) ...............................................................         27,875        785,727
                                                                                                    -------------

OTHER TELECOMMUNICATIONS (1.9%)
  Lci International, Inc. (b) .....................................................         26,200        722,138
  WorldCom, Inc. (b) ..............................................................         28,200        902,399
                                                                                                    -------------
                                                                                                        1,624,537
                                                                                                    -------------
PACKAGED FOODS (1.5%)
  Dean Foods Co. ..................................................................         14,200        754,375
  Sara Lee Corp. ..................................................................         10,500        555,188
                                                                                                    -------------
                                                                                                        1,309,563
                                                                                                    -------------
PACKAGED GOODS/COSMETICS (0.5%)
  Gillette Co. ....................................................................          4,700        433,869
                                                                                                    -------------

PAPER (0.5%)
  International Paper Co. .........................................................          8,500        403,219
                                                                                                    -------------

RECREATIONAL PRODUCTS (0.4%)
  Callaway Golf Co. ...............................................................         11,400        363,375
                                                                                                    -------------

                                                                     MOODY'S/S&P    SHARES OR
                                                                       RATINGS      PRINCIPAL
                                                                     (UNAUDITED)      AMOUNT      MARKET VALUE
                                                                     -----------   ------------  --------------
RECREATIONAL PRODUCTS & TOYS (1.0%)
  Mattel, Inc. ....................................................                      21,000  $      841,313
                                                                                                 --------------

SAVINGS & LOAN ASSOCIATIONS (0.1%)
  St. Paul Bancorp, Inc. ..........................................                       3,450          84,525
                                                                                                 --------------

SEMICONDUCTORS (1.6%)
  Intel Corp. .....................................................                       8,200         636,525
  National Semiconductor Corp. (b) ................................                      14,800         490,250
  Texas Instruments, Inc. .........................................                       5,000         246,250
                                                                                                 --------------
                                                                                                      1,373,025
                                                                                                 --------------
SMALLER BANKS (0.1%)
  Imperial Bancorp (b) ............................................                       2,195         102,479
                                                                                                 --------------

SOFT DRINKS (1.5%)
  Panamerican Beverages, Inc. Class A .............................                      12,600         431,550
  PepsiCo, Inc. ...................................................                      23,000         848,125
                                                                                                 --------------
                                                                                                      1,279,675
                                                                                                 --------------
SPECIALTY FOODS/CANDY (0.9%)
  Interstate Bakeries Corp. .......................................                      21,200         732,725
                                                                                                 --------------

SPECIALTY RETAILER (1.8%)
  Dial Corp. ......................................................                      31,300         606,438
  General Nutrition Companies (GNC) (b) ...........................                      26,700         911,137
                                                                                                 --------------
                                                                                                      1,517,575
                                                                                                 --------------
STEEL/IRON ORE (0.4%)
  USX-United States Steel Group, Inc. .............................                      11,200         350,700
                                                                                                 --------------

TELECOMMUNICATION EQUIPMENT (1.3%)
  ADC Telecommunications, Inc. (b) ................................                      11,500         427,656
  Bay Networks Inc (b) ............................................                      13,700         411,856
  Lucent Technologies .............................................                       3,100         248,388
                                                                                                 --------------
                                                                                                      1,087,900
                                                                                                 --------------

TOTAL COMMON STOCKS (COST $38,445,269).............................                                  50,736,678
                                                                                                 --------------
CORPORATE OBLIGATIONS (18.4%)
BANKS -- REGIONAL (1.2%)
  Bankamerica Capital, 6.33%*, 1/15/98 ............................    Aa3/A-      $  1,000,000         988,362
                                                                                                 --------------

ELECTRIC UTILITIES (2.1%)
  Northern States Power Co., Minnesota, 5.50%, 2/1/99 .............    Aa3/AA-          750,000         745,383
  Wisconsin Electric Power Co., 9.13%, 9/1/24 .....................    Aa2/AA+        1,000,000       1,061,209
                                                                                                 --------------
                                                                                                      1,806,592
                                                                                                 --------------

                                                                     MOODY'S/S&P    SHARES OR
                                                                       RATINGS      PRINCIPAL
                                                                     (UNAUDITED)      AMOUNT      MARKET VALUE
                                                                     -----------   ------------  --------------
ELECTRIC UTILITIES -- CENTRAL (0.6%)
  Central Illinois Public Service Co., Callable 5/15/98 @ 105.95,
    8.50%, 5/15/22 ................................................    Aa1/AA+     $    500,000  $      532,441
                                                                                                 --------------

ELECTRIC UTILITIES -- EAST (1.4%)
  Citizens Utilities Co., Putable 8/15/03 @ 100, 6.80%, 8/15/26 ...    Aa3/AA+        1,150,000       1,197,661
                                                                                                 --------------

ELECTRICAL PRODUCTS (0.7%)
  General Electric Capital Corp., Putable 9/20/98 @ 100, 8.30%,
    9/20/09 .......................................................    Aaa/AAA          500,000         575,067
                                                                                                 --------------

FINANCE COMPANIES (0.6%)
  Ford Motor Credit Co., Medium Term Note, 6.80%, 4/23/01 .........     A1/A            500,000         508,136
                                                                                                 --------------

FINANCIAL SERVICES (2.3%)
  Hutchison Whampo, Putable 8/1/09 @ 100, 6.99%, 8/1/37 ...........     A3/A+         1,000,000         954,441
  Norwest Financial Inc, 7.25%, 3/15/00 ...........................    Aa3/AA-        1,000,000       1,022,892
                                                                                                 --------------
                                                                                                      1,977,333
                                                                                                 --------------
FINANCIAL SERVICES -- DIVERSIFIED (2.2%)
  American Express Credit Corp., Debenture, 8.50%, 6/15/99 ........    Aa3/A+           350,000         361,229
  Travelers Commercial Credit, Putable 6/1/02 @ 100, 6.63%,
    6/1/15 ........................................................     A1/A+         1,500,000       1,511,834
                                                                                                 --------------
                                                                                                      1,873,063
                                                                                                 --------------
INVESTMENT BANKERS/BROKERS (1.2%)
  Merrill Lynch & Co., Inc., 6.70%, 8/1/00 ........................    Aa3/AA-        1,000,000       1,012,128
                                                                                                 --------------

MAJOR BANKS (0.7%)
  Interamerican Development Bank, Debenture, Putable 9/1/99 @ 100,
    8.40%, 9/1/09 .................................................    Aaa/AAA          500,000         589,060
                                                                                                 --------------

MAJOR U.S. TELECOMMUNICATIONS (2.5%)
  A T & T Corp., Senior Notes, Callable 1/15/02 @ 103.21, 8.13%,
    1/15/22 .......................................................    Aa3/AA-          400,000         427,805
  Chesapeake & Potomac Telephone Co. of Maryland, Debenture, 8.00%,
    10/15/29 ......................................................    Aa2/AA           500,000         588,821
  NYNEX Capital Funding Co., Variable Rate Medium Term Note, 7.63%,
    10/15/09 ......................................................     A2/A+           875,000         995,158
  Pacific Telephone & Telegraph Co., Debenture, Putable 10/15/99 @
    100, 7.25%, 2/1/08 ............................................     A1/AA-           50,000          50,806
                                                                                                 --------------
                                                                                                      2,062,590
                                                                                                 --------------
MOTOR VEHICLES (0.3%)
  General Motors Acceptance Corp., Medium Term Note, Putable 6/1/00
    @ 100, 8.88%, 6/1/10 ..........................................     A3/A-           250,000         297,651
                                                                                                 --------------

                                                                     MOODY'S/S&P    SHARES OR
                                                                       RATINGS      PRINCIPAL
                                                                     (UNAUDITED)      AMOUNT      MARKET VALUE
                                                                     -----------   ------------  --------------
MULTI-LINE INSURANCE (0.6%)
  CNA Financial Corp., Senior Note, 8.88%, 3/1/98 .................     A3/A-      $    500,000  $      503,607
                                                                                                 --------------

OIL & GAS (0.2%)
  Texaco Capital Income, Inc., Debenture, 8.65%, 1/30/98 ..........     A1/A+           150,000         150,649
                                                                                                 --------------

SOFT DRINKS (0.6%)
  Coca-Cola Enterprises, Inc., 8.00%, 1/4/05 ......................     A3/A+           500,000         553,354
                                                                                                 --------------

SPECIALTY RETAILER (1.2%)
  Safeco Capital Trust I, 8.07%, 7/15/37 ..........................     NR/A          1,000,000       1,020,621
                                                                                                 --------------
TOTAL CORPORATE OBLIGATIONS (COST $15,235,754).....................                                  15,648,315
                                                                                                 --------------
TAXABLE MUNICIPAL BONDS (1.2%)
CALIFORNIA (1.2%)
  Los Angeles Airport, (Insured by AMBAC), 5.50%, 5/15/98 .........    Aaa/AAA**      1,000,000         999,181
                                                                                                 --------------
TOTAL TAXABLE MUNICIPAL BONDS (COST $995,155)......................                                     999,181
                                                                                                 --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (13.8%)
FEDERAL HOME LOAN MORTGAGE CORP. (4.7%)
  Federal Home Loan Mortgage Corp., CMO 138-D PAC, 8.50%,
    2/15/21 .......................................................    Aaa/AAA**        124,361         127,002
  Federal Home Loan Mortgage Corp., Gold #D68937, 6.00%, 3/1/26 ...    Aaa/AAA**        312,552         300,353
  Federal Home Loan Mortgage Corp., Gold Pool #E20195, 7.50%,
    9/1/10 ........................................................    Aaa/AAA**      2,118,784       2,173,385
  Federal Home Loan Mortgage Corp., Pool #288434, 8.00%, 7/1/10 ...    Aaa/AAA**        228,296         233,979
  Federal Home Loan Mortgage Corp., Pool #E20195, 6.20%, 9/8/08 ...    Aaa/NR**         660,000         640,626
  Federal Home Loan Mortgage Corp., Pool #M80052, 8.50%, 7/1/98 ...    Aaa/AAA**         73,300          74,396
  Federal Home Loan Mortgage Corp., Pool #M80099, 8.00%, 6/1/99 ...    Aaa/AAA**        120,872         123,662
  Federal Home Loan Mortgage Corp., Pool #M90384, 8.50%, 2/1/00 ...    Aaa/AAA**        319,111         326,703
                                                                                                 --------------
                                                                                                      4,000,106
                                                                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOC. (7.7%)
  Federal National Mortgage Assoc., 7.00%, 5/1/27 .................    Aaa/AAA**        657,051         659,613
  Federal National Mortgage Assoc., Pool #124975, 7.50%, 8/1/08 ...    Aaa/AAA**        642,654         659,106
  Federal National Mortgage Assoc., Pool #354613, 7.50%, 9/1/26 ...    Aaa/AAA**        209,131         213,623
  Federal National Mortgage Assoc., Pool #358033, 7.50%, 9/1/26 ...    Aaa/AAA**        439,334         448,771
  Federal National Mortgage Assoc., Pool #50609, Participation
    Certificate, 8.00%, 6/1/99 ....................................    Aaa/AAA**        153,906         157,147
  Federal National Mortgage Association., 6.35%, 6/10/05 ..........    Aaa/NR**         500,000         505,743

                                                                     MOODY'S/S&P    SHARES OR
                                                                       RATINGS      PRINCIPAL
                                                                     (UNAUDITED)      AMOUNT      MARKET VALUE
                                                                     -----------   ------------  --------------
FEDERAL NATIONAL MORTGAGE ASSOC. (7.7%) (CONTINUED)
  Federal National Mortgage Association, Pool #247516, 8.50%,
    8/1/11 ........................................................    Aaa/AAA**   $  1,134,121  $    1,201,692
  Federal National Mortgage Association, CMO 1991-1G PAC, 7.00%,
    1/25/21 .......................................................    Aaa/AAA**        790,730         786,676
  Federal National Mortgage Association, Medium Term Note, 6.14%,
    1/21/04 .......................................................    Aaa/NR**       1,000,000         982,213
  Federal National Mortgage Association, Medium Term Note, 6.48%,
    2/18/04 .......................................................    Aaa/NR**       1,000,000         991,151
                                                                                                 --------------
                                                                                                      6,605,735
                                                                                                 --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.1%)
  Government National Mortgage Assoc., Pool #445647, 7.50%,
    6/15/27 .......................................................    Aaa/AAA**        219,111         223,736
  Government National Mortgage Assoc., Pool #430065, 7.50%,
    9/15/26 .......................................................    Aaa/AAA**        444,122         453,618
  Government National Mortgage Assoc., Pool #432700, 7.50%,
    6/15/26 .......................................................    Aaa/AAA**        207,371         211,804
  Government National Mortgage Assoc., Pool #220063, 10.00%,
    2/15/18 .......................................................    Aaa/AAA**          7,642           8,398
                                                                                                 --------------
                                                                                                        897,556
                                                                                                 --------------
U.S. TREASURY STRIPS (0.3%)
  U.S. Treasury Strip, 8/15/08 ....................................    Aaa/AAA**        500,000         263,589
                                                                                                 --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $11,407,507)........                                  11,766,986
                                                                                                 --------------
U.S. GOVERNMENT OBLIGATIONS (4.6%)
U.S. TREASURY BONDS (3.5%)
  U.S. Treasury Bonds, 9.25%, 2/15/16 .............................    Aaa/AAA**        500,000         670,157
  U.S. Treasury Bonds, 6.75%, 8/15/26 .............................    Aaa/AAA**      1,075,000       1,165,703
  U.S. Treasury Bonds, Callable 8/15/08 @ 100, 12.00%, 8/15/13 ....    Aaa/AAA**        500,000         730,626
  U.S. Treasury Bonds, 5.75%, 11/15/00 ............................    Aaa/AAA**        425,000         424,336
                                                                                                 --------------
                                                                                                      2,990,822
                                                                                                 --------------
U.S. TREASURY NOTES (1.1%)
  U.S. Treasury Notes, 7.00%, 7/15/06 .............................    Aaa/NR**         200,000         214,250
  U.S. Treasury Notes, 5.75%, 10/31/02 ............................    Aaa/AAA**        750,000         746,485
                                                                                                 --------------
                                                                                                        960,735
                                                                                                 --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $3,780,544).................................................                                   3,951,557
                                                                                                 --------------
CASH SWEEP ACCOUNT (1.0%)
  Bank of New York ................................................                     871,766         871,766
                                                                                                 --------------
TOTAL CASH SWEEP ACCOUNT (COST $871,766)...........................                                     871,766
                                                                                                 --------------

                                                                                          SHARES OR
                                                                                          PRINCIPAL
                                                                                           AMOUNT    MARKET VALUE
                                                                                          ---------  -------------
UNIT INVESTMENT TRUSTS (1.4%)
  S&P 400 Mid-Cap Depository Receipts, Series I ........................................     14,900  $     939,864
  S&P 500 Depository Receipts, Series I ................................................      2,500        239,297
                                                                                                     -------------
TOTAL UNIT INVESTMENT TRUSTS (COST $922,433)............................................                 1,179,161
                                                                                                     -------------
TOTAL (COST $71,658,428) (a) -- 100.0% .................................................             $  85,153,644
                                                                                                     -------------
                                                                                                     -------------

---------------
Percentages indicated are based on net assets of $85,160,041.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $10,079. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......                $ 14,402,879
Unrealized depreciation.......                    (917,742)
                                              ------------
Net unrealized appreciation...                $ 13,485,137
                                              ------------
                                              ------------

(b) Represents non-income producing security.
 * Represents variable rate security. Rate presented reflects interest rate in effect on November 30, 1997.
 ** Implied Rating.
ADR -- American Depository Receipt.
AMBAC -- AMBAC Indemnity Corporation.
CMO -- Collateralized Mortgage Obligation.
NA -- Not Applicable.
PAC -- Planned Amortization Class.
PLC -- Public Limited Company.

See Notes to Financial Statements

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                         MOODY'S/S&P
                                                                           RATINGS      PRINCIPAL
                                                                         (UNAUDITED)      AMOUNT     MARKET VALUE
                                                                         -----------   ------------  -------------
CORPORATE OBLIGATIONS (65.1%)
BANKS -- REGIONAL (4.7%)
  BankAmerica Capital BAC, 6.33%*, 1/15/98 ............................    Aa3/A-      $  4,000,000  $   3,953,448
  Southtrust Bank, Alabama, Putable 2/6/01 @ 100, 5.58%, 2/6/06 .......     A1/A            700,000        682,889
                                                                                                     -------------
                                                                                                         4,636,337
                                                                                                     -------------
COMPUTER SOFTWARE (2.0%)
  IBM Corp, Corporate Bond, 6.04%, 8/7/00 .............................     A1/A          2,000,000      1,998,060
                                                                                                     -------------

CONSTRUCTION/AGRICULTURAL EQUIPMENT (2.6%)
  Caterpillar Finance Corp., Medium Term Note, 6.84%, 9/15/99 .........     A2/A+         1,000,000      1,011,033
  John Deere Capital Corp., Medium Term Note, 6.00%, 2/1/99 ...........     A2/A          1,500,000      1,500,176
                                                                                                     -------------
                                                                                                         2,511,209
                                                                                                     -------------
DEPARTMENT STORES (2.6%)
  Sears Roebuck Acceptance Corp., Medium Term Note, Series I, Putable
    11/15/00 @ 100, 6.15%, 11/15/05 ...................................     A2/A-         1,000,000      1,006,491
  Sears Roebuck Acceptance Corp., Medium Term Note, Series I, Putable
    11/15/00 @ 100, 6.11%, 11/15/05 ...................................     A2/A-         1,500,000      1,510,145
                                                                                                     -------------
                                                                                                         2,516,636
                                                                                                     -------------
DIVERSIFIED ELECTRONIC PRODUCTS (3.1%)
  Harris Corp., Corporate Note, Putable 8/1/01 @ 100, 6.65%, 8/1/06 ...     A3/A-         2,950,000      3,007,035
                                                                                                     -------------

ELECTRIC UTILITIES (5.5%)
  Arizona Public Service, Corporate Note, 5.75%, 9/15/00 ..............   Baa1/BBB        1,700,000      1,672,220
  Carolina Power & Light, Corporate Note, 6.13%, 2/1/00 ...............     A2/A          1,345,000      1,344,161
  Southern California Edison, Corporate Note, 5.88%, 1/15/01 ..........     A3/A            900,000        892,244
  Southern California Edison, Series 93-E, Corporate Note, 5.45%,
    6/15/98 ...........................................................     A2/A+           750,000        747,862
  Virginia Electric & Power, Series D, Medium Term Note, 7.91%,
    12/13/01 ..........................................................     A3/A-           700,000        739,019
                                                                                                     -------------
                                                                                                         5,395,506
                                                                                                     -------------
ELECTRICAL PRODUCTS (3.1%)
  Black & Decker, 6.63%, 11/15/2000 ...................................   Baa2/BBB-       3,000,000      3,024,333
                                                                                                     -------------

FINANCE COMPANIES (7.0%)
  Associates Corp., 5.78%*, 2/21/98 ...................................    Aa3/AA-        4,000,000      3,987,600
  Chase Capital II, 6.25%*, 2/1/98 ....................................    Aa3/BBB+       3,000,000      2,878,017
                                                                                                     -------------
                                                                                                         6,865,617
                                                                                                     -------------
FINANCIAL SERVICES (9.2%)
  American Express Master Trust 92, Corporate Bond, 6.60%, 7/15/99 ....    Aaa/AAA        3,380,000      3,407,850
  Commercial Credit, 10.00%, 05/01/99 .................................     A1/A+         1,000,000      1,050,151
  Paine Webber Group, Corporate Note, 6.25%, 6/15/98 ..................   Baa1/BBB+       2,000,000      2,000,816
  Residential Accredit Loans, Inc., 6.75%, 9/25/27 ....................     NR/AAA        2,500,000      2,489,050
                                                                                                     -------------
                                                                                                         8,947,867
                                                                                                     -------------
FINANCIAL SERVICES -- DIVERSIFIED (1.0%)
  TransAmerica Finance Corp., Corporate Bond, 6.38%, 11/15/01 .........     A3/A+         1,000,000      1,000,668
                                                                                                     -------------

                                                                         MOODY'S/S&P
                                                                           RATINGS      PRINCIPAL
                                                                         (UNAUDITED)      AMOUNT     MARKET VALUE
                                                                         -----------   ------------  -------------
FOREIGN GOVERNMENT ISSUES (4.1%)
  Croatia Government National, 7.00%, 2/27/02 .........................   Baa3/BBB-    $  2,000,000  $   1,905,000
  Province of Quebec, Corporate Note, 7.50%, 7/15/02 ..................     A2/A+         2,000,000      2,086,440
                                                                                                     -------------
                                                                                                         3,991,440
                                                                                                     -------------
INVESTMENT BANKERS (4.9%)
  Donaldson, Lufkin & Jenrette, Medium Term Note, Putable 2/15/01 @
    100, 5.63%, 2/15/16 ...............................................   Baa1/A-         1,000,000        985,477
  Goldman Sachs, Corporate Note 144a**, 6.20%, 12/15/00 ...............     A1/A+         1,000,000        991,559
  Lehman Brothers Holdings, Corporate Bond, Putable 5/15/00 @ 100,
    7.38%, 5/15/07 ....................................................   Baa1/A          2,000,000      2,132,204
  Merrill Lynch & Co., Inc., Corporate Note, 10.38%, 2/1/99 ...........    Aa3/AA-          149,000        156,063
  Morgan Stanley Group, Inc., Corporate Note, 7.50%, 9/1/99 ...........     A1/A+           500,000        510,890
                                                                                                     -------------
                                                                                                         4,776,193
                                                                                                     -------------
MOTOR VEHICLES (7.2%)
  Ford Motor Credit Co., Medium Term Note, 5.67%, 2/15/01 .............     A1/A          1,500,000      1,475,856
  Ford Motor Credit Co., Medium Term Note, 6.11%, 12/28/01 ............     A1/A          1,000,000        991,613
  General Motors Acceptance Corp., Corporate Bond, 5.63%, 2/25/00 .....     A3/A-         1,000,000        986,536
  General Motors Acceptance Corp., 5.91%*, 1/29/98 ....................     A3/A-         3,500,000      3,505,772
                                                                                                     -------------
                                                                                                         6,959,777
                                                                                                     -------------
NON U.S. BANKS (2.3%)
  Banco Latinoamericano, Medium Term Note**, 7.05%, 7/19/99 ...........   Baa2/BBB        2,250,000      2,261,025
                                                                                                     -------------

PACKAGED GOODS/COSMETICS (1.8%)
  Federal Express, Corporate Note, 9.88%, 4/1/02 ......................   Baa2/BBB        1,586,000      1,789,547
                                                                                                     -------------

RAILROADS (3.0%)
  Mass Transit Railway, 6.00% 10/1/00 .................................     A3/A+         3,000,000      2,934,351
                                                                                                     -------------

RENTAL / LEASING COMPANIES (1.0%)
  AT&T Capital Corp., Medium Term Note, 7.80%, 2/10/98 ................   Baa3/BBB        1,000,000      1,003,477
                                                                                                     -------------
TOTAL CORPORATE OBLIGATIONS (COST $63,376,023).........................                                 63,619,078
                                                                                                     -------------
TAXABLE MUNICIPAL BONDS (1.0%)
CALIFORNIA (1.0%)
  Los Angeles Airport, (Insured by AMBAC), 5.50%, 5/15/98 .............    Aaa/AAA        1,000,000        999,181
                                                                                                     -------------
TOTAL TAXABLE MUNICIPAL BONDS (COST $991,968)..........................                                    999,181
                                                                                                     -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.4%)
FEDERAL HOME LOAN BANK (0.5%)
  Federal Home Loan Bank, 6.32%, 12/26/00 .............................    Aaa/NR***        500,000        498,978
                                                                                                     -------------

FEDERAL HOME LOAN MORTGAGE CORP. (2.2%)
  Federal Home Loan Mortgage Corp., 5.50%, 7/1/2001 ...................    Aaa/AAA***     1,291,002      1,271,921
  Federal Home Loan Mortgage Corp., Pool #L74041, 7.50%, 9/1/01 .......    Aaa/AAA***       843,695        860,383
                                                                                                     -------------
                                                                                                         2,132,304
                                                                                                     -------------

                                                                         MOODY'S/S&P
                                                                           RATINGS      PRINCIPAL
                                                                         (UNAUDITED)      AMOUNT     MARKET VALUE
                                                                         -----------   ------------  -------------
FEDERAL NATIONAL MORTGAGE ASSOC. (15.7%)
  Federal National Mortgage Assoc., REMIC, 7.00%, 7/25/00 .............    Aaa/AAA***  $  1,950,000  $   1,967,507
  Federal National Mortgage Assoc., Pool #303016, 6.00%, 6/1/01 .......    Aaa/AAA***     2,306,325      2,292,417
  Federal National Mortgage Assoc., REMIC 1997-16, Class VA, 7.00%,
    6/18/01 ...........................................................    Aaa/AAA***     1,219,676      1,234,184
  Federal National Mortgage Assoc., Pool #334092, 6.00%, 5/1/04 .......    Aaa/AAA***     1,095,430      1,087,313
  Federal National Mortgage Assoc., 6.50%, 8/1/2004 ...................    Aaa/AAA***       992,113        993,640
  Federal National Mortgage Assoc., Pool #356820, 7.50%, 11/1/09 ......    Aaa/AAA***     1,571,338      1,609,160
  Federal National Mortgage Assoc., REMIC, 4.00% 6/25/18 ..............    Aaa/AAA***     3,380,000      3,183,453
  Federal National Mortgage Assoc., Medium Term Note, Callable 5/18/98
    @ 100, 6.77%, 5/18/00 .............................................    Aaa/NR***      3,000,000      3,010,485
                                                                                                     -------------
                                                                                                        15,378,159
                                                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $17,937,546)...................................................                                 18,009,441
                                                                                                     -------------
U.S. GOVERNMENT OBLIGATIONS (9.7%)
U.S. TREASURY NOTES (9.7%)
  U.S. Treasury Notes, 5.75%, 10/31/02 ................................    Aaa/AAA***     2,000,000      1,990,626
  U.S. Treasury Notes, 5.88%, 7/31/99 .................................    Aaa/AAA***     3,000,000      3,002,814
  U.S. Treasury Notes, 5.88%, 8/31/99 .................................    Aaa/AAA***     3,000,000      3,003,753
  U.S. Treasury Notes, 5.88%, 2/15/00 .................................    Aaa/AAA***     2,500,000      2,503,128
                                                                                                     -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $10,483,049)...................                                 10,500,321
                                                                                                     -------------
U.S. TREASURY BILLS (2.7%)
  U.S. Treasury Bills, N/A, 10/15/98 ..................................    Aaa/AAA***     2,750,000      2,625,626
                                                                                                     -------------
TOTAL U.S. TREASURY BILLS (COST $2,626,208)............................                                  2,625,626
                                                                                                     -------------
CASH SWEEP ACCOUNT (1.3%)
  Bank of New York ....................................................                   1,314,038      1,314,038
                                                                                                     -------------
TOTAL CASH SWEEP ACCOUNT (COST $1,314,038).............................                                  1,314,038
                                                                                                     -------------
TOTAL (COST $96,728,832) (A) -- 99.2%..................................                              $  97,067,685
                                                                                                     -------------
                                                                                                     -------------

---------------
Percentages indicated are based on net assets of $97,899,229.
(a) Cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $    526,113
Unrealized depreciation.......      (187,260)
                                ------------
Net unrealized appreciation...  $    338,853
                                ------------
                                ------------

  * Variable rate security. Rate listed is rate in effect on November 30, 1997. Maturity date reflects the next rate change date.
 ** Represents Rule 144A security which is restricted as to resale to institutional investors.
*** Implied rating.
AMBAC -- AMBAC Indemnity Corporation.
N/A -- Not applicable.
NR -- No rating available.
REMIC -- Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P         PRINCIPAL       MARKET
                                                               RATINGS (UNAUDITED)*     AMOUNT         VALUE
                                                              ----------------------  -----------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (84.7%)
FEDERAL HOME LOAN MORTGAGE CORP. (38.2%)
  Federal Home Loan Mortgage Corp., 5.78%, 10/22/03.........            Aaa/NR        $ 2,500,000   $  2,433,085
  Federal Home Loan Mortgage Corp., 7.29%, 1/27/04..........            Aaa/NR          2,000,000      2,000,910
  Federal Home Loan Mortgage Corp., Debenture, Callable
    10/29/98
    @ 100, 6.08%, 10/29/08..................................            Aaa/NR          2,200,000      2,122,318
  Federal Home Loan Mortgage Corp., Debenture, Callable
    11/22/01
    @ 100, 6.88%, 11/22/06..................................            Aaa/NR          2,000,000      2,023,416
  Federal Home Loan Mortgage Corp., Gold Pool #200053,
    8.50%, 9/1/01...........................................            Aaa/AAA         1,091,930      1,118,759
  Federal Home Loan Mortgage Corp., Gold Pool #306558,
    9.25%, 6/1/18...........................................            Aaa/AAA         1,907,736      2,019,186
  Federal Home Loan Mortgage Corp., Gold Pool #D90560,
    5.50%, 12/1/13..........................................            Aaa/AAA           349,515        335,643
  Federal Home Loan Mortgage Corp., Gold Pool #E56405,
    6.50%, 1/1/09...........................................            Aaa/AAA           891,021        892,313
  Federal Home Loan Mortgage Corp., Gold Pool #E58516,
    5.50%, 4/1/09...........................................            Aaa/AAA         1,601,382      1,552,044
  Federal Home Loan Mortgage Corp., Gold Pool #M80156,
    6.50%, 3/1/00...........................................            Aaa/AAA           308,605        310,111
  Federal Home Loan Mortgage Corp., Gold Pool #M80358,
    9.00%, 2/1/02...........................................            Aaa/AAA           622,486        646,507
  Federal Home Loan Mortgage Corp., Pool #308392, 10.00%,
    9/1/18..................................................            Aaa/AAA            89,432         97,677
  Federal Home Loan Mortgage Corp., Pool #E20195, 6.20%,
    9/8/08..................................................            Aaa/NR          2,375,000      2,305,284
  Federal Home Loan Mortgage Corp., Pool #N96694, 7.00%,
    7/1/03..................................................            Aaa/AAA         1,000,606      1,015,755
  Federal Home Loan Mortgage Corp., Series 1212, Class CA,
    REMIC, 6.50%, 7/15/16...................................            Aaa/AAA           493,834        493,878
  Federal Home Loan Mortgage Corp., Series 1388 Class H,
    7.44%, 9/20/06..........................................            Aaa/NR          5,000,000      5,190,630
  Federal Home Loan Mortgage Corp., Series 1388, REMIC,
    Callable 9/20/01 @ 100, 3.50%, 6/15/07..................            Aaa/AAA         3,000,000      2,582,490
                                                                                                    ------------
                                                                                                      27,140,006
                                                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOC. (32.7%)
  Federal National Mortgage Assoc., 5.97%, 9/3/03...........            Aaa/NR          1,500,000      1,462,434
  Federal National Mortgage Assoc., 5.93%, 9/26/03..........            Aaa/NR          1,000,000        977,579
  Federal National Mortgage Assoc., Callable 10/1/99 @ 100,
    7.18%, 10/1/03..........................................            Aaa/NR          1,500,000      1,520,517
  Federal National Mortgage Assoc., CMO, Series 1993-54,
    Class VB, 7.00%, 2/25/04................................            Aaa/AAA           999,505      1,016,141
  Federal National Mortgage Assoc., Principal Strip, 7.55%,
    6/10/04**...............................................            Aaa/AAA         2,500,000      2,290,523
  Federal National Mortgage Assoc., Medium Term Note, 6.31%,
    3/14/01.................................................            Aaa/NR          2,000,000      1,994,172
  Federal National Mortgage Assoc., Medium Term Note, 6.72%,
    8/1/05..................................................            Aaa/NR          1,000,000      1,036,116
  Federal National Mortgage Assoc., Medium Term Note, 6.96%,
    9/5/12..................................................            Aaa/NR          2,000,000      2,075,324
  Federal National Mortgage Assoc., Pool #124418, 8.00%,
    8/1/99..................................................            Aaa/AAA         2,511,062      2,563,945
  Federal National Mortgage Assoc., Pool #190806, 6.00%,
    8/1/99..................................................            Aaa/AAA           682,388        676,970
  Federal National Mortgage Assoc., Pool #250076, 6.50%,
    7/1/09..................................................            Aaa/AAA         1,075,650      1,077,070
  Federal National Mortgage Assoc., Pool #285708, 6.50%,
    6/1/09..................................................            Aaa/AAA           948,519        949,771

                                                                   MOODY'S/S&P         PRINCIPAL       MARKET
                                                               RATINGS (UNAUDITED)*     AMOUNT         VALUE
                                                              ----------------------  -----------   ------------
FEDERAL NATIONAL MORTGAGE ASSOC. (32.7%) (CONTINUED)
  Federal National Mortgage Assoc., Pool #303478, 8.50%,
    11/1/01.................................................            Aaa/AAA       $   746,253   $    756,574
  Federal National Mortgage Assoc., Pool #50394, 8.50%,
    1/1/98..................................................            Aaa/AAA            69,012         69,966
  Federal National Mortgage Assoc., Pool #50974, 6.50%,
    1/1/09..................................................            Aaa/AAA           941,720        943,151
  Federal National Mortgage Assoc., Pool #70056, 9.00%,
    12/1/16.................................................            Aaa/AAA           268,900        282,799
  Federal National Mortgage Assoc., REMIC, Series 1997-55,
    Class B, 7.00%, 2/18/27.................................            Aaa/AAA         2,549,302      2,571,862
  Federal National Mortgage Assoc., Series Medium Term Note,
    6.21%, 11/7/2007........................................            Aaa/NR          1,000,000      1,002,731
                                                                                                    ------------
                                                                                                      23,267,645
                                                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.2%)
  Government National Mortgage Assoc., Pool #040767, 13.00%,
    2/15/11.................................................            Aaa/AAA            35,288         41,760
  Government National Mortgage Assoc., Pool #044868, 13.00%,
    1/15/01.................................................            Aaa/AAA             8,935         10,574
  Government National Mortgage Assoc., Pool #045234, 13.00%,
    2/5/11..................................................            Aaa/AAA            12,992         15,374
  Government National Mortgage Assoc., Pool #045855, 13.00%,
    4/15/11.................................................            Aaa/AAA            26,100         30,887
  Government National Mortgage Assoc., Pool #145690, 11.00%,
    3/15/01.................................................            Aaa/AAA            25,356         27,059
  Government National Mortgage Assoc., Pool #253768, 9.00%,
    6/15/18.................................................            Aaa/AAA            50,924         55,148
  Government National Mortgage Assoc., Pool #254348, 10.00%,
    10/15/18................................................            Aaa/AAA            22,599         24,836
  Government National Mortgage Assoc., Pool #265082, 9.50%,
    3/15/04.................................................            Aaa/AAA            90,798         95,546
  Government National Mortgage Assoc., Pool #270156, 9.50%,
    4/15/04.................................................            Aaa/AAA           109,845        115,590
  Government National Mortgage Assoc., Pool #339902, 8.00%,
    2/15/23.................................................            Aaa/AAA         1,088,896      1,132,158
                                                                                                    ------------
                                                                                                       1,548,932
                                                                                                    ------------
OTHER (8.6%)
  Export Funding Trust, Callable 11/15/99 @ 106.16, 8.21%,
    12/29/06................................................            Aaa/AAA         1,716,138      1,846,256
  Federal Agricultural Mortgage Corp., Callable 3/25/98 @
    100, 7.08%, 3/25/02.....................................            Aaa/AAA         2,500,000      2,524,212
  Navy Federal Credit Union, 7.00%, 6/1/04..................            Aaa/AAA         1,735,927      1,758,303
                                                                                                    ------------
                                                                                                       6,128,771
                                                                                                    ------------
TENNESSEE VALLEY AUTHORITY (3.0%)
  Tennessee Valley Authority, Callable 11/15/99 @ 106.161,
    8.63%, 11/15/29.........................................            Aaa/AAA         1,500,000      1,618,707
  Tennessee Valley Authority, Callable 9/15/99 @ 100, 8.25%,
    9/15/34.................................................            Aaa/NR            500,000        512,031
                                                                                                    ------------
                                                                                                       2,130,738
                                                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $58,907,570)..............................................                                          60,216,092
                                                                                                    ------------

                                                                   MOODY'S/S&P         PRINCIPAL       MARKET
                                                               RATINGS (UNAUDITED)*     AMOUNT         VALUE
                                                              ----------------------  -----------   ------------
U.S. GOVERNMENT OBLIGATIONS (14.6%)
U.S. TREASURY BONDS/NOTES (14.6%)
  U.S. Treasury Bonds, 5.75%, 11/15/00......................            Aaa/AAA       $ 1,000,000   $    998,438
  U.S. Treasury Bonds, 6.00%, 2/15/26.......................            Aaa/AAA         1,000,000        982,188
  U.S. Treasury Bonds, Callable 11/15/05 @ 100, 12.75%,
    11/15/10................................................            Aaa/AAA         2,500,000      3,551,565
  U.S. Treasury Notes, 7.00%, 7/15/06.......................            Aaa/NR          4,500,000      4,820,630
                                                                                                    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $10,240,659)........                                          10,352,821
                                                                                                    ------------
CASH SWEEP ACCOUNT (0.3%)
  Bank of New York..........................................                              203,461        203,461
                                                                                                    ------------
TOTAL CASH SWEEP ACCOUNT (COST $203,461)....................                                             203,461
                                                                                                    ------------
TOTAL (COST $69,351,690)(A) -- 99.6%........................                                        $ 70,772,374
                                                                                                    ------------
                                                                                                    ------------

---------------
Percentages indicated are based on net assets of $71,083,782.
(a) Cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  1,473,301
Unrealized depreciation.......       (52,617)
                                ------------
Net unrealized appreciation...  $  1,420,684
                                ------------
                                ------------

*  Implied rating.
** Interest rate is 0.00% until June of 1999.
CMO -- Collateralized Mortgage Obligation.
NR -- No rating available.
REMIC -- Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
                                                                            RATINGS        PRINCIPAL
                                                                          (UNAUDITED)        AMOUNT    MARKET VALUE
                                                                       ------------------  ----------  -------------
CORPORATE OBLIGATIONS (54.8%)
BANKS -- MID-SIZE (3.0%)
  First Union National Bank, NC, Corporate Bond, 6.92%, 12/15/36 ....          A2/A        $2,900,000  $   3,053,106
                                                                                                       -------------

BEVERAGES (0.5%)
  Anheuser Busch Cos., Inc., Corporate Bond, 7.13%, 7/1/17 ..........          A1/A+          500,000        510,598
                                                                                                       -------------

COMPUTER SOFTWARE (3.0%)
  IBM Corp., Corporate Bond, 6.22%, 8/1/27, Putable 8/1/04 @ 100 ....          A1/A         3,000,000      3,011,028
                                                                                                       -------------

DIVERSIFIED ELECTRONIC PRODUCTS (1.0%)
  Harris Corp., Corporate Note, Putable 8/1/01 @ 100, 6.65%,
    8/1/06 ..........................................................          A3/A-        1,000,000      1,019,334
                                                                                                       -------------

ELECTRIC UTILITIES -- CENTRAL (1.1%)
  Central Illinois Public Service Co., Callable 5/15/98 @ 105.95,
    8.50%, 5/15/22 ..................................................         Aa1/AA+       1,000,000      1,064,882
                                                                                                       -------------

ELECTRIC UTILITIES -- EAST (2.8%)
  Citizens Utilities Co., Putable 10/1/01 @ 100, 7.68%, 10/1/34 .....         Aa3/AA+       1,750,000      2,026,294
  Citizens Utilities Co., Putable 8/15/03 @ 100, 6.80%, 8/15/26 .....         Aa3/AA+         825,000        859,191
                                                                                                       -------------
                                                                                                           2,885,485
                                                                                                       -------------
ELECTRICAL PRODUCTS (5.1%)
  General Electric Capital Corp., Corporate Bond, 7.50%, 6/15/09 ....         Aaa/AAA         675,000        740,108
  General Electric Capital Corp., Putable 9/20/98 @ 100, 8.30%,
    9/20/09 .........................................................         Aaa/AAA       1,200,000      1,380,161
  Potomac Electric Power Co., Corporate Bond, 6.25%, 10/15/07 .......          A1/A         3,000,000      2,986,643
                                                                                                       -------------
                                                                                                           5,106,912
                                                                                                       -------------
ENTERTAINMENT (2.0%)
  Times Mirror Co., Corporate Bond, 6.61%, 9/15/27 ..................          A2/A+        2,000,000      2,036,858
                                                                                                       -------------

FINANCE COMPANIES (2.8%)
  Chase Capital II, 6.22%*, 2/1/98 ..................................         Aa3/BBB+      3,000,000      2,878,017
                                                                                                       -------------

FINANCIAL SERVICES (4.1%)
  Hutchison Whampo, Putable 8/1/09 @ 100, 6.99%, 8/1/37 .............          A3/A+        2,700,000      2,576,990
  Norwest Financial Inc, 7.25%, 3/15/00 .............................         Aa3/AA-       1,500,000      1,534,340
                                                                                                       -------------
                                                                                                           4,111,330
                                                                                                       -------------
FINANCIAL SERVICES -- DIVERSIFIED (4.9%)
  Associates Corp. N.A., Putable 2/16/98 @ 100, 7.95%, 2/15/10 ......         Aa3/AA-         265,000        297,464
  Associates Corp. N.A., Putable 3/3/98 @ 100, 7.95%, 2/15/10 .......         Aa3/AA-       2,400,000      2,694,009
  Associates Corp. N.A., 6.50%, 10/15/02 ............................         Aa3/AA-       1,000,000      1,003,561
  TransAmerica Finance Corp., Corporate Bond, 6.38%, 11/15/01 .......          A3/A+        1,000,000      1,000,668
                                                                                                       -------------
                                                                                                           4,995,702
                                                                                                       -------------
INDUSTRIAL MACHINERY (1.8%)
  Caterpillar Tractor, Corporate Bond, 6.00%, 5/1/07 ................          A2/A+        1,900,000      1,814,808
                                                                                                       -------------

                                                                          MOODY'S/S&P
                                                                            RATINGS        PRINCIPAL
                                                                          (UNAUDITED)        AMOUNT    MARKET VALUE
                                                                       ------------------  ----------  -------------
INDUSTRIAL SERVICES (4.5%)
  ConAgra, Incrate Bond, 6.70%, 8/1/27, Putable 8/1/09 @ 100 ........        Baa1/BBB+     $2,500,000  $   2,550,388
  Laidlaw, Inc., 6.65%, 10/1/04 .....................................        Baa2/BBB+      2,000,000      2,012,812
                                                                                                       -------------
                                                                                                           4,563,200
                                                                                                       -------------
INSURANCE -- PROPERTY & CASUALTY (2.1%)
  General Re Corp., Series A, 9.00%, 9/12/09 ........................         Aa1/AAA       1,800,000      2,145,290
                                                                                                       -------------

INVESTMENT BANKERS/BROKERS/SERVICES (2.0%)
  Lehman Brothers Holdings, Corporate Bond, 6.89%, 10/10/00 .........        Baa1/A         2,000,000      2,020,132
                                                                                                       -------------

MAJOR CHEMICALS (0.5%)
  Monsanto Co., Debenture, 8.13%, 12/15/06 ..........................          A1/A           500,000        544,139
                                                                                                       -------------

MAJOR U.S. TELECOMMUNICATIONS (1.3%)
  General Telephone of Northwest, Series BB, Callable 4/15/98 @
    102.90, 8.75%, 4/15/16 ..........................................          A1/A+        1,305,000      1,349,313
                                                                                                       -------------

MEDICAL SPECIALTIES (1.0%)
  Bausch & Lomb, Medium Term Note, Putable 8/31/01 @ 100, 6.56%,
    8/12/26 .........................................................          A3/A-        1,000,000      1,022,339
                                                                                                       -------------

MULTI -- SECTOR COMPANIES (1.0%)
  Sears Roebuck Acceptance Global Bond, 7.00%, 6/15/07 ..............          A2/A-        1,000,000      1,032,225
                                                                                                       -------------

OIL & GAS (2.1%)
  Amoco Canada, 7.25%, 12/1/02 ......................................         Aa1/AAA       2,000,000      2,086,800
                                                                                                       -------------

OIL & GAS DISTRIBUTION (1.5%)
  Northern Illinois Gas, Corporate Bond, 7.38%, 10/15/27 ............         Aa1/AA        1,500,000      1,526,139
                                                                                                       -------------

OTHER TELECOMMUNICATIONS (5.7%)
  British Telecommunications Finance, Yankee Bond, Callable 2/15/99 @
    104.74, 9.63%, 2/15/19 ..........................................         Aa1/AAA       2,000,000      2,170,925
  Southwest Bell, Corporate Bond, 6.38%, 11/15/07 ...................         Aa3/AA        1,500,000      1,486,313
  Southwestern Bell, Corporate Bond, 6.63%, 7/15/07 .................         Aa3/AA        2,000,000      2,021,396
                                                                                                       -------------
                                                                                                           5,678,634
                                                                                                       -------------
SPECIALTY RETAILER (1.0%)
  Safeco Capital Trust I, 8.07%, 7/15/37 ............................          NR/A         1,000,000      1,020,621
                                                                                                       -------------
TOTAL CORPORATE OBLIGATIONS (COST $54,720,635).......................                                     55,476,892
                                                                                                       -------------
MEDIUM TERM NOTES (2.1%)
  Citicorp, Senior Notes, Callable 11/01/99 @ 8.63%, 11/1/04 ........         Aa3/A+        2,000,000      2,082,720
                                                                                                       -------------
TOTAL MEDIUM TERM NOTES (COST $2,079,214)............................                                      2,082,720
                                                                                                       -------------
TAXABLE MUNICIPAL BONDS (1.0%)
CALIFORNIA (0.5%)
  Los Angeles Airport, (Insured by AMBAC), 5.50%, 5/15/98 ...........         Aaa/AAA         500,000        499,591
                                                                                                       -------------

                                                                          MOODY'S/S&P
                                                                            RATINGS        PRINCIPAL
                                                                          (UNAUDITED)        AMOUNT    MARKET VALUE
                                                                       ------------------  ----------  -------------
FLORIDA (0.5%)
  Miami Beach, Pension Funding Project, Callable 9/1/05 @ 102
    (Insured by AMBAC), 8.55%, 9/1/15 ...............................         Aaa/AAA      $  500,000  $     561,524
                                                                                                       -------------
TOTAL TAXABLE MUNICIPAL BONDS (COST $994,737)........................                                      1,061,115
                                                                                                       -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (34.3%)
FEDERAL HOME LOAN MORTGAGE CORP. (4.7%)
  Federal Home Loan Mortgage Corp., 7.29%, 1/27/04 ..................         Aaa/NR**      2,000,000      2,000,910
  Federal Home Loan Mortgage Corp., CMO, Series 1141, Class F, REMIC,
    8.50%, 10/15/20 .................................................         Aaa/AAA**       611,914        625,497
  Federal Home Loan Mortgage Corp., Debenture, Callable 10/29/98 @
    100, 6.08%, 10/29/08 ............................................         Aaa/NR**      1,000,000        964,690
  Federal Home Loan Mortgage Corp., Gold #D68937, 6.00%, 3/1/26 .....         Aaa/AAA**       893,006        858,152
  Federal Home Loan Mortgage Corp., Pool #200032, 9.00%, 4/1/01 .....         Aaa/AAA**         1,232          1,270
  Federal Home Loan Mortgage Corp., Pool #200040, 9.00%, 6/1/01 .....         Aaa/AAA**         2,799          2,888
  Federal Home Loan Mortgage Corp., Pool #380070, 9.00%, 1/1/05 .....         Aaa/AAA**       105,925        110,241
  Federal Home Loan Mortgage Corp., Series 1212, Class CA, REMIC,
    6.50%, 7/15/16 ..................................................         Aaa/AAA**       164,611        164,626
                                                                                                       -------------
                                                                                                           4,728,274
                                                                                                       -------------
FEDERAL NATIONAL MORTGAGE ASSOC. (23.9%)
  Federal National Mortgage Assoc., 5.93%, 9/26/03 ..................         Aaa/NR**      1,000,000        977,579
  Federal National Mortgage Assoc., 7.00%, 6/1/04 ...................         Aaa/AAA**     1,979,121      2,004,631
  Federal National Mortgage Assoc., 6.00%, 1/1/26 ...................         Aaa/AAA**     1,171,802      1,126,066
  Federal National Mortgage Assoc., 7.00%, 5/1/27 ...................         Aaa/AAA**       988,046        991,899
  Federal National Mortgage Assoc., Pool #124975, 7.50%, 8/1/08 .....         Aaa/AAA**       642,654        659,106
  Federal National Mortgage Assoc., Pool #354613, 7.50%, 9/1/26 .....         Aaa/AAA**       451,532        461,231
  Federal National Mortgage Assoc., Pool #358033, 7.50%, 9/1/26 .....         Aaa/AAA**       596,101        608,905
  Federal National Mortgage Assoc., Pool #50609, Participation
    Certificate, 8.00%, 6/1/99 ......................................         Aaa/AAA**       205,208        209,530
  Federal National Mortgage Assoc., CMO, Series G94-6, Class VB,
    REMIC, 8.00%, 11/17/03 ..........................................         Aaa/AAA**     2,280,467      2,390,535
  Federal National Mortgage Assoc., CMO, Series G94-7, Class A,
    REMIC, 7.50%, 11/17/23 ..........................................         Aaa/AAA**     2,397,992      2,437,005
  Federal National Mortgage Assoc., Principal Strip, 7.00%, 5/10/01
    (b) .............................................................         Aaa/AAA**     3,000,000      2,754,649
  Federal National Mortgage Assoc., Principal Strip, 7.55%, 6/10/04
    (c) .............................................................         Aaa/AAA**     2,500,000      2,290,523
  Federal National Mortgage Assoc., Medium Term Note, 6.31%,
    3/14/01 .........................................................         Aaa/NR**      2,000,000      1,994,172
  Federal National Mortgage Assoc., Pool #304786, Participation
    Certificate, 8.50%, 2/1/02 ......................................         Aaa/AAA**       246,564        255,891
  Federal National Mortgage Assoc., REMIC, Series 1997-55, Class B,
    7.00%, 2/18/27 ..................................................         Aaa/AAA**     2,085,792      2,104,252
  Federal National Mortgage Assoc., Series 1997-19, Class PC, 6.50%,
    1/18/22 .........................................................         Aaa/AAA**     3,000,000      3,002,097
                                                                                                       -------------
                                                                                                          24,268,071
                                                                                                       -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (5.7%)
  Government National Mortgage Assoc, Pool #200919, 8.00%,
    5/15/17 .........................................................         Aaa/AAA**       324,436        340,609
  Government National Mortgage Assoc., Pool #445647, 7.50%,
    6/15/27 .........................................................         Aaa/AAA**       473,080        483,067
  Government National Mortgage Assoc., Pool #430065, 7.50%,
    9/15/26 .........................................................         Aaa/AAA**       602,597        615,481
  Government National Mortgage Assoc., Pool #432700, 7.50%,
    6/15/26 .........................................................         Aaa/AAA**       447,733        457,305
  Government National Mortgage Assoc., Pool #447573, 7.50%,
    5/15/27 .........................................................         Aaa/AAA**     1,984,083      2,025,966

                                                                          MOODY'S/S&P
                                                                            RATINGS        PRINCIPAL   MARKET VALUE
                                                                          (UNAUDITED)        AMOUNT          -
                                                                       ------------------  ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (5.7%) (CONTINUED)
  Government National Mortgage Assoc., Pool #440021, 7.50%,
    1/15/27 .........................................................         Aaa/AAA**    $1,488,047  $   1,519,459
  Government National Mortgage Assoc., Pool #045097, 13.00%,
    1/15/11 .........................................................         Aaa/AAA**        25,195         29,816
  Government National Mortgage Assoc., Pool #133357, 11.00%,
    7/15/00 .........................................................         Aaa/AAA**        11,807         12,448
  Government National Mortgage Assoc., Pool #140135, 11.00%,
    11/15/00 ........................................................         Aaa/AAA**        22,821         24,060
  Government National Mortgage Assoc., Pool #202853, 9.00%,
    7/15/17 .........................................................         Aaa/AAA**       199,159        215,879
  Government National Mortgage Assoc., Pool #207980, 8.00%,
    5/15/17 .........................................................         Aaa/AAA**        12,736         13,371
  Government National Mortgage Assoc., Pool #44586, 13.00%,
    1/15/11 .........................................................         Aaa/AAA**         3,566          4,220
  Government National Mortgage Assoc., Pool #44783, 13.00%,
    1/15/11 .........................................................         Aaa/AAA**        19,824         23,460
  Government National Mortgage Assoc., Pool #45753, 13.00%,
    2/15/11 .........................................................         Aaa/AAA**        21,955         25,982
                                                                                                       -------------
                                                                                                           5,791,123
                                                                                                       -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $34,178,075)..........                                     34,787,468
                                                                                                       -------------
U.S. GOVERNMENT OBLIGATIONS (6.3%)
U.S. TREASURY BONDS/NOTES (6.3%)
  U.S. Treasury Bond, 5.75%, 11/15/00 ...............................         Aaa/AAA**       550,000        549,141
  U.S. Treasury Bond, 6.00%, 2/15/26 ................................         Aaa/AAA**     1,500,000      1,473,282
  U.S. Treasury Note, 5.75%, 10/31/02 ...............................         Aaa/AAA**     1,500,000      1,492,970
  U.S. Treasury Note, 7.00%, 7/15/06 ................................         Aaa/NR**      2,720,000      2,913,802
                                                                                                       -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $6,186,823)..................                                      6,429,195
                                                                                                       -------------
CASH SWEEP ACCOUNT (0.7%)
  Bank of New York ..................................................                         742,111        742,111
                                                                                                       -------------
TOTAL CASH SWEEP ACCOUNT (COST $742,111).............................                                        742,111
                                                                                                       -------------
TOTAL (COST $98,901,595) (A) -- 99.2%................................                                  $ 100,579,501
                                                                                                       -------------
                                                                                                       -------------

---------------
Percentages indicated are based on net assets of $101,345,848.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $58,587. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  1,888,392
Unrealized depreciation.......      (269,073)
                                ------------
Net unrealized appreciation...  $  1,619,319
                                ------------
                                ------------

(b) Interest rate is 0.00% until May of 1999.

(c) Interest rate is 0.00% until June of 1999.

* Variable rate security. Rate presented reflects interest rate in effect on November 30, 1997. Maturity date reflects the next rate change date.

** Implied rating.

AMBAC -- AMBAC Indemnity Corporation.

CMO -- Collateralized Mortgage Obligation.

NR -- Not Rated.

REMIC -- Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                        MOODY'S/S&P      SHARES OR
                                                                          RATINGS        PRINCIPAL
                                                                        (UNAUDITED)        AMOUNT    MARKET VALUE
                                                                     ------------------  ----------  -------------
MUNICIPAL BONDS (93.6%)
FLORIDA (75.6%)
  Brevard County, Health Care Facility Authority Revenue, Holmes
    Regional, Callable 10/1/06 @ 101 (Insured by MBIA), 5.63%,
    10/1/14 .......................................................         Aaa/AAA      $2,550,000  $   2,656,412
  Charlotte County, Utility Revenue, Callable 10/1/06 @ 102
    (Insured by FGIC), 5.63%, 10/1/16 .............................         Aaa/AAA       2,250,000      2,339,663
  Collier County, Health Facilities Authority Revenue, The Moor-
    ings, Inc. Project, Callable 12/1/04 @ 102, 6.25%, 12/1/07 ....          NR/BBB+        700,000        758,282
  Collier County, Health Facilities Authority Revenue, The Moor-
    ings, Callable 12/1/04 @ 102, 6.38%, 12/1/08 ..................          NR/BBB+        700,000        760,361
  Collier County, Health Facilities Authority Revenue, The Moor-
    ings, Callable 12/1/04 @ 102, 7.00%, 12/1/19 ..................          NR/BBB+      5,175,000      5,673,456
  Dade County, Aviation Revenue, Callable 10/1/06 @ 102 (Insured by
    MBIA) (AMT), 5.75%, 10/1/12 ...................................         Aaa/AAA       2,500,000      2,633,850
  Florida Housing Financial Agency, Callable 7/1/07 @ 102 (Insured
    by MBIA), 5.75%, 7/1/14 .......................................         Aaa/AAA       3,000,000      3,084,210
  Florida State Board of Education, Capital Outlay, Callable 6/1/06
    @ 101, 5.25%, 6/1/16 ..........................................         Aa2/AA+       2,500,000      2,516,725
  Florida State Board of Education, Capital Outlay, Callable 6/1/06
    @ 101, 5.00%, 6/1/18 ..........................................         Aa2/AA+       3,000,000      2,921,160
  Florida State Power Agency, Callable 10/1/02 @ 102 (Insured by
    FGIC), 5.25%, 10/1/21 .........................................         Aaa/AAA       1,500,000      1,475,850
  Gainesville, Utility System Revenue, Non-callable, Series B,
    6.50%, 10/1/11 ................................................          Aa/AA        3,000,000      3,481,410
  Hillsborough County Aviation Authority Revenue, Callable 10/1/06
    @ 101 (Insured by AMBAC) 5.13%, 10/1/17* ......................         Aaa/AAA       2,000,000      1,974,360
  Jacksonville Electric Authority, Callable 10/1/02 @ 101 (Insured
    by FGIC) 5.40%, 10/1/15 .......................................         Aaa/AAA       2,000,000      2,028,620
  Jacksonville, Sales Tax Revenue, River City Renaissance Project,
    Callable 10/1/05 @ 101 (Insured by FGIC), 5.65%, 10/1/14 ......         Aaa/AAA       5,000,000      5,211,450
  Jacksonville, Sales Tax Revenue, River City Project, Callable
    10/1/05 @ 101 (Insured by FGIC), 5.38%, 10/1/18 ...............         Aaa/AAA       5,000,000      5,001,350
  Leon County Capital Improvement Revenue, Callable 10/1/07 @ 101
    (Insured by AMBAC) 5.25%, 10/1/17 .............................         Aaa/AAA       2,430,000      2,444,750
  Martin County, Industrial Development Authority Revenue, Indi-
    antown Cogeneration Project B, Callable 12/15/04 @ 102 (AMT),
    8.05%, 12/15/25 ...............................................        Baa3/BBB-      2,500,000      2,934,425
  Martin County, Industrial Development Authority Revenue, Indi-
    antown Cogeneration Project A, Callable 12/15/04 @ 102 (AMT),
    7.88%, 12/15/25 ...............................................        Baa3/BBB-      2,500,000      2,910,100
  Miami Beach, Water & Sewer Revenue, Callable 9/1/05 @ 102
    (Insured by FSA) 5.38%, 9/1/15 ................................         Aaa/AAA       2,620,000      2,670,592
  North Broward, Hospital District Revenue, Callable 1/15/07 @ 101
    (Insured by MBIA), 5.25%, 1/15/17 .............................         Aaa/AAA       2,000,000      1,992,700
  Okaloosa County, Gas Distribution Tax Revenue, Prerefunded
    10/1/04 @ 102 (Insured by MBIA) 6.88%, 10/1/19 ................         Aaa/AAA       5,000,000      5,802,999
  Orange County, Health Facility Authority Revenue, Orlando
    Regional Health, Non-callable, Series A, (Insured by MBIA),
    6.25%, 10/1/16 ................................................         Aaa/AAA       4,520,000      5,143,037

                                                                        MOODY'S/S&P      SHARES OR
                                                                          RATINGS        PRINCIPAL
                                                                        (UNAUDITED)        AMOUNT    MARKET VALUE
                                                                     ------------------  ----------  -------------
FLORIDA (75.6%) (CONTINUED)
  Orlando Utility Commission, Water & Electric Revenue Refunding,
    Non-callable, Sub-Series D, 6.75%, 10/1/17 ....................          Aa/AA-      $3,000,000  $   3,612,990
  Palm Beach County, Solid Waste Authority Revenue, Non-callable,
    (Insured by AMBAC) 6.00%, 10/1/10 .............................         Aaa/AAA       6,000,000      6,689,879
  Pensacola Airport Revenue, Callable 10/1/07 @ 102, (Insured by
    MBIA) (AMT), 5.63%, 10/1/14 ...................................         Aaa/AAA       2,000,000      2,068,940
  South Miami Health Facilities, Callable 10/1/05 @ 102, (Insured
    by MBIA) 5.38%, 10/1/16 .......................................         Aaa/AAA       4,000,000      4,034,680
  Sunrise Lakes, Phase 4 Recreation District Revenue, Unlimited
    General Obligation Bonds,, Series A, Callable 8/1/05 @ 102,
    6.75%, 8/1/24 .................................................          NR/BBB-      2,500,000      2,766,075
  Tampa Sports Authority Revenue, Insured by MBIA, Callable 1/1/07
    @ 101, 5.25%, 1/1/17 ..........................................         Aaa/AAA       2,000,000      2,011,600
  Tampa Sports Authority, Sales Tax Revenue, Tampa Bay Arena,
    Non-callable, (Insured by MBIA) 5.75%, 10/1/15 ................         Aaa/AAA       2,500,000      2,714,800
                                                                                                     -------------
                                                                                                        90,314,726
                                                                                                     -------------
GUAM (10.5%)
  Guam Airport Authority, General Revenue Bonds, Series B, Callable
    10/1/03 @ 102 (AMT), 6.40%, 10/1/05 ...........................          NR/BBB       2,435,000      2,615,190
  Guam Airport Authority, General Revenue Bonds, Series 1993 A,
    Callable 10/1/03 @ 102, 6.38%, 10/1/10 ........................          NR/BBB       3,820,000      4,095,919
  Guam Government, Series A, Callable 3/1/99 @ 100, 5.75%,
    9/1/04 ........................................................          NR/BBB       2,500,000      2,528,450
  Guam Power Authority, General Revenue Bonds, Series A, Callable
    10/1/04 @ 102, 6.75%, 10/1/24 .................................          NR/BBB       3,000,000      3,268,710
                                                                                                     -------------
                                                                                                        12,508,269
                                                                                                     -------------
PUERTO RICO (7.5%)
  Puerto Rico Commonwealth Infrastructure Finance, Callable 1/1/08
    @ 101, 5.00%, 7/1/16* .........................................         Aaa/AAA       2,000,000      1,976,060
  Puerto Rico Commonwealth, Non-callable, (Insured by MBIA) 6.50%,
    7/1/15 ........................................................         Aaa/AAA       4,190,000      4,916,756
  Puerto Rico, Electric Power Authority Revenue, Series AA,
    Callable 7/1/07 @ 101.50, (Insured by MBIA) 5.25%, 7/1/17 .....         Aaa/AAA       1,000,000      1,005,990
  Puerto Rico, Industrial Tourist EDL Medical & Environmental
    Control Facility Financing Authority, Hospital Revenue Bond
    1995, Auxilio Mutuo Obligation Group, Series A, Callable 1/1/05
    @ 102, (Insured by MBIA) 6.25%, 7/1/16 ........................         Aaa/AAA       1,000,000      1,085,400
                                                                                                     -------------
   ................................................................                                      8,984,206
                                                                                                     -------------
TOTAL MUNICIPAL BONDS (COST $103,708,196)..........................                                    111,807,201
                                                                                                     -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.5%)
  Federal Home Loan Bank, Callable 9/4/98 @ 100, 6.81%, 9/4/02 ....         Aaa/NR        3,000,000      3,000,000
                                                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $3,000,000).........                                      3,000,000
                                                                                                     -------------

                                                                         SHARES OR         MARKET
                                                                      PRINCIPAL AMOUNT     VALUE
                                                                     ------------------  ----------
OPEN-END INVESTMENT COMPANIES (5.7%)
  Dreyfus Municipal Cash Management Plus Fund ........................................   5,044,322  $   5,044,322
  Provident Institutional Municipal Fund .............................................           1              1
  Valiant Tax-Free Money Market Fund .................................................   1,813,692      1,813,692
                                                                                                    -------------
TOTAL OPEN-END INVESTMENT COMPANIES (COST $6,858,015).................................                  6,858,015
                                                                                                    -------------
TOTAL (COST $113,566,211) (A) -- 101.8%...............................................              $ 121,665,216
                                                                                                    -------------
                                                                                                    -------------

---------------
Percentages indicated are based on net assets of $119,464,025.
(a) Cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  8,099,005
Unrealized depreciation.......            --
                                ------------
Net unrealized appreciation...  $  8,099,005
                                ------------
                                ------------

* When issued security as of November 30, 1997.

AMBAC -- AMBAC Indemnity Corporation.
AMT -- Interest on security is subject to Federal Alternative Minimum Tax. FGIC -- Financial Guaranty Insurance Corporation.
FSA -- Financial Security Assurance Holding.
MBIA -- Municipal Bond Insurance Association.
NR -- Not Rated.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
                                                                       RATINGS        PRINCIPAL
                                                                     (UNAUDITED)       AMOUNT     AMORTIZED COST
                                                                  -----------------  -----------  --------------
BANK NOTES (17.4%)
DOMESTIC (13.4%)
  1st USA Bank, Variable Rate Bank Note, 5.74%, 12/17/97* ......         P-1/A-1+    $50,000,000  $   50,019,084
  Amex Centurian, Variable Rate Bank Note, 5.71%, 12/11/97* ....         P-1/A-1      22,000,000      22,018,361
  Bank of New York, Bank Note, 5.80%, 3/3/98 ...................         P-1/A-1+     44,000,000      43,994,689
  Compass Bank, Floating Rate Bank Note, 5.64%, 12/1/97* .......         P-1/TBW1**   39,000,000      38,987,014
  J.P. Morgan Corp., Bank Note, 5.90%, 4/1/98 ..................         P-1/A-1+     40,000,000      39,253,546
  Morgan Stanley Group, Variable Rate Bank Note, 5.83%,
    2/18/98* ...................................................         P-1/A-1+     37,000,000      37,000,000
  Northern Trust Co., Bank Note, 5.75%, 3/4/98 .................         P-1/A-1+     45,000,000      44,988,993
  PNC Bank NA., Floating Rate Bank Note, 5.60%, 12/1/97* .......         P-1/A-1      33,000,000      32,983,150
                                                                                                  --------------
                                                                                                     309,244,837
                                                                                                  --------------
FOREIGN (4.0%)
  Abbey National plc, Variable Rate Bank Note, 5.57%,
    12/15/97* ..................................................         P-1/A-1+     52,000,000      51,978,107
  Berliner Handels-Und Frankfurter Bank, Floating Rate Bank
    Note, 5.70%, 12/1/97* ......................................         P-1/A-1+     40,000,000      39,999,251
                                                                                                  --------------
                                                                                                      91,977,358
                                                                                                  --------------
TOTAL BANK NOTES (COST $401,222,195)............................                                     401,222,195
                                                                                                  --------------
CERTIFICATES OF DEPOSIT -- DOMESTIC (13.8%)
  Amex Centurian Bank, 5.54%, 12/1/97 ..........................         P-1/A-1      35,000,000      35,000,000
  Compass Bank, 5.56%, 12/29/97 ................................         P-1/TBW1**   50,000,000      50,000,000
  CS First Boston, Variable Rate CD, 5.89%,12/02/97* ...........         P-1/A-1      46,000,000      46,000,000
  Old Kent Bank, Floating Rate CD, Grand Rapids, 5.65%,
    12/1/97* ...................................................         P-1/A-1      25,000,000      25,000,000
  Regions Bank, 5.60%, 12/17/97 ................................         P-1/A-1+     46,000,000      46,000,000
  South Trust Bank, Floating Rate CD, 5.65%, 12/1/97* ..........         P-1/A-1      75,000,000      74,991,774
  Union Bank of California, 5.57%, 12/18/97 ....................         P-1/A-1      40,000,000      40,000,000
                                                                                                  --------------
TOTAL CERTIFICATES OF DEPOSIT -- DOMESTIC
  (COST $316,991,774)...........................................                                     316,991,774
                                                                                                  --------------
CERTIFICATES OF DEPOSIT -- YANKEE (15.4%)
  Abbey National Treasury plc, New York Branch, Floating Rate
    Yankee CD, 5.65%, 12/1/97* .................................         P-1/A-1+     50,000,000      49,991,049
  Bank of Scotland, New York Branch, 5.55%, 12/30/97 ...........         P-1/A-1+     11,000,000      11,000,000
  Banque Paribas, New York Branch, 5.59%, 12/18/97 .............         P-1/A-1      35,000,000      35,000,000
  Bayerishce Hypo-Bank, New York Branch, 5.60%, 12/18/97 .......         P-1/A-1+     35,000,000      35,000,000
  Canadian Imperial Bank, New York Branch, 5.58%, 12/31/97 .....         P-1/A-1+     89,000,000      89,001,054
  Deutsche Bank AG, New York Branch, 5.57%, 12/22/97 ...........         P-1/A-1+     35,000,000      34,999,596
  Deutsche Bank AG, New York Branch, 5.57%, 12/31/97 ...........         P-1/A-1+     30,000,000      29,999,992
  Deutsche Bank AG, New York Branch, 5.57%, 12/31/97 ...........         P-1/A-1+     35,000,000      34,999,323
  Royal Bank of Canada, New York Branch, 5.58%, 12/11/97 .......         P-1/A-1+     10,000,000       9,999,345
  Society Generale Bank, New York Branch, 5.61%, 12/3/97 .......         P-1/A-1+     25,000,000      25,000,013
                                                                                                  --------------
TOTAL CERTIFICATES OF DEPOSIT -- YANKEE
  (COST $354,990,372)...........................................                                     354,990,372
                                                                                                  --------------
COMMERCIAL PAPER (20.3%)
DOMESTIC (17.3%)
  American Honda Finance Corp., 5.57%, 12/9/97 .................         P-1/F-1**    25,000,000      24,969,056
  Barton Capital Corp. (b), (c), 5.52%, 12/4/97 ................         P-1/A-1+     30,000,000      29,986,200
  BTM Capital Corp. (b), (c), 5.59%, 12/11/97 ..................         P-1/A-1      12,000,000      11,981,367
  Countrywide Funding Corp., 5.55%, 12/1/97 ....................       F-1**/A-1      30,000,000      30,000,000
  Dakota Finance (b), 5.52%, 12/10/97 ..........................         P-1/A-1+     25,000,000      24,965,500

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
                                                                     MOODY'S/S&P
                                                                       RATINGS        PRINCIPAL
                                                                     (UNAUDITED)       AMOUNT     AMORTIZED COST
                                                                  -----------------  -----------  --------------
DOMESTIC (17.3%) (CONTINUED)
  Dakota Finance (b), (c), 5.53%, 12/16/97 .....................         P-1/A-1+    $30,000,000  $   29,930,875
  Dakota Finance (b), 5.54%, 12/19/97 ..........................         P-1/A-1+     35,000,000      34,903,050
  Deer Park Refining LP (b), (c), 5.65%, 12/9/97 ...............         P-1/A-1      13,000,000      13,000,000
  Deer Park Refining LP (b), (c), 5.66%, 12/19/97 ..............         P-1/A-1      10,000,000      10,000,000
  Galicia Funding Corp. (b), (c), 5.53%, 12/2/97 ...............         P-1/A-1+     18,800,000      18,797,112
  Galicia Funding Corp. (b), (c), 5.53%, 12/4/97 ...............         P-1/A-1+     12,465,000      12,459,256
  Internationale Nederlanden (US) Funding Group, 5.57%,
    12/5/97 ....................................................         P-1/A-1+     30,000,000      29,981,433
  Sanwa Business Credit, Inc., 5.62%, 12/12/97 .................         P-1/D-1**    40,000,000      39,931,310
  Sanwa Business Credit, Inc., 5.56%, 12/16/97 .................         P-1/D-1**    25,000,000      24,942,083
  Sanwa Business Credit, Inc., 5.72%, 12/23/97 .................         P-1/D-1**    30,000,000      29,895,133
  Transamerica Finance Corp., 5.53%, 12/3/97 ...................         P-1/A-1      30,000,000      29,990,783
                                                                                                  --------------
                                                                                                     395,733,158
                                                                                                  --------------
FOREIGN (3.0%)
  Alliance & Leicester Building Society, 5.53%, 12/2/97 ........         P-1/A-1+     25,000,000      24,996,160
  Alliance & Leicester Building Society, 5.60%, 12/10/97 .......         P-1/A-1      25,000,000      24,965,000
  Pearson, Inc., 5.58%, 12/10/97 ...............................         P-1/A-1      19,400,000      19,372,937
                                                                                                  --------------
                                                                                                      69,334,097
                                                                                                  --------------
TOTAL COMMERCIAL PAPER (COST $465,067,255)......................                                     465,067,255
                                                                                                  --------------
MASTER NOTES -- FOREIGN (2.2%)
  Lehman Brothers plc, Foreign Master Note (b), 5.70%,
    12/3/97 ....................................................       F-1**/A-1      50,000,000      50,000,000
                                                                                                  --------------
TOTAL MASTER NOTES -- FOREIGN (COST $50,000,000)................                                      50,000,000
                                                                                                  --------------
MEDIUM TERM NOTES (23.7%)
  ABSIT, Series 1997-A, Variable Rate Medium Term Note (b),
    5.74%, 12/15/97* ...........................................       F-1**/A-1      45,000,000      45,003,265
  C.S. First Boston Corp., Variable Rate Extendable Medium Term
    Note (b), (c), 5.82%, 12/22/97* ............................         P-1/A-1      35,000,000      35,000,000
  C.S. First Boston Corp., Variable Rate Extendable Medium Term
    Note (b), (c), 5.82%, 12/22/97* ............................         P-1/A-1      15,000,000      15,000,000
  CTN Trust, Series 1, Variable Rate Medium Term Note (b),
    5.99%, 12/2/97* ............................................         P-1/A-1      41,000,000      41,107,284
  Dean Witter Discover, Variable Rate Medium Term Note, 5.77%,
    12/17/97* ..................................................         P-1/A-1      42,000,000      42,009,388
  Ford Motor Credit Co., 7.13%, 12/1/97 ........................         P-1/A-1      15,812,000      15,812,000
  Goldman Sachs, Variable Rate Promissory Note (b), 5.66%,
    12/01/97* ..................................................         P-1/A-1+     50,000,000      50,000,000
  Household Credit Card Master Trust 1995-1A Variable Rate Note
    (b), 5.69%, 12/15/97* ......................................         P-1/A-1+     46,000,000      46,000,000
  Merrill Lynch & Co., Variable Rate Medium Term Note, 5.64%,
    12/26/97* ..................................................         P-1/A-1+     30,000,000      30,000,000
  Merrill Lynch & Co., Variable Rate Medium Term Note, 5.88%,
    12/02/97* ..................................................         P-1/A-1+     65,000,000      65,000,000
  Morgan Stanley Group, Variable Rate Medium Term Note, 5.82%,
    12/15/97* ..................................................         P-1/A-1+     50,000,000      50,000,000
  Sigma Finance, Inc., Medium Term Note (b), 5.80%, 3/3/98 .....         P-1/A-1+     43,000,000      43,000,000
  Sigma Finance, Inc. Variable Rate Medium Term Note (b), 5.90%,
    12/2/97* ...................................................         P-1/A-1+     40,000,000      40,000,000
  USL Capital Corp., Variable Rate Medium Term Note, 5.84%,
    12/18/97* ..................................................         P-1/A-1      30,000,000      30,002,656
                                                                                                  --------------
TOTAL MEDIUM TERM NOTES -- (COST $547,934,593)..................                                     547,934,593
                                                                                                  --------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT     AMORTIZED COST
                                                                                      -----------  --------------
REPURCHASE AGREEMENTS (7.0%)
  Fuji Securities Tri Party Repurchase Agreement, dated 11/28/97 with a maturity value of $80,338,948 (Collateralized by $223,336,000 various U.S. Treasury
    Securities, 0.00% -- 6.75%, 8/15/98 -- 4/15/28, market value of $81,906,695),
    5.78%, 12/1/97..................................................................  $80,300,270  $   80,300,270
  Salomon Brothers Tri Party Repurchase Agreement, dated 11/28/97 with a maturity value of $80,338,948 (Collateralized by $122,024,705 various U.S. Treasury
    Securities, 5.50% -- 10.00%, 11/1/99 -- 11/1/27, market value of $81,931,666),
    5.73%, 12/1/97..................................................................   80,300,270      80,300,270
                                                                                                   --------------
TOTAL REPURCHASE AGREEMENTS (COST $160,600,540).....................................                  160,600,540
                                                                                                   --------------
TOTAL (COST $2,296,806,729)(A) -- 99.8%.............................................               $2,296,806,729
                                                                                                   --------------
                                                                                                   --------------

---------------
Percentages indicated are based on net assets of $2,301,838,795.
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
(c) This security has been determined to be illiquid.
* Variable rate security. Rate represents rate in effect at November 30, 1997. Maturity date reflects the next rate change date.
** Duff Phelps, Fitch Investors or Thomson Bank Watch ratings.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
                                                                         RATINGS         PRINCIPAL      AMORTIZED
                                                                       (UNAUDITED)         AMOUNT         COST
                                                                    ------------------  ------------  -------------
U.S. TREASURY BILLS (6.2%)
  U.S. Treasury Bill, 5.20%, 1/22/98 .............................         Aaa/AAA      $ 50,000,000  $  49,624,806
                                                                                                      -------------
TOTAL U.S. TREASURY BILLS (COST $49,624,806)......................                                       49,624,806
                                                                                                      -------------
U.S. TREASURY NOTES (31.4%)
  U.S. Treasury Notes, 7.88%, 1/15/98 ............................         Aaa/AAA        50,000,000     50,145,782
  U.S. Treasury Notes, 5.00%, 1/31/98 ............................         Aaa/AAA        50,000,000     49,957,201
  U.S. Treasury Notes, 7.25%, 2/15/98 ............................         Aaa/AAA        50,000,000     50,162,134
  U.S. Treasury Notes, 6.13%, 3/31/98 ............................         Aaa/AAA        50,000,000     50,120,425
  U.S. Treasury Notes, 5.88%, 4/30/98 ............................         Aaa/AAA        50,000,000     50,087,404
                                                                                                      -------------
TOTAL U.S. TREASURY NOTES (COST $250,472,946).....................                                      250,472,946
                                                                                                      -------------
U.S. TREASURY STRIPS (7.4%)
  U.S. Treasury Strips, 2/15/98 ..................................         Aaa/AAA        60,000,000     59,317,656
                                                                                                      -------------
TOTAL U.S. TREASURY STRIPS (COST $59,317,656).....................                                       59,317,656
                                                                                                      -------------
REPURCHASE AGREEMENTS (54.8%)
  First Boston, dated 10/6/97 with a maturity value of $76,704,133
    (Collateralized by $73,101,000 various U.S. Treasury Notes,
    7.50% - 8.50%, 2/15/00 - 8/15/01, with a market value of
    $78,338,298), 5.38%, 12/1/97 .................................                        76,418,625     76,418,625
  Goldman Sachs, dated 11/25/97 with a maturity value of
    $35,032,083 (Collateralized by $38,750,000 Government Na-
    tional Mortgage Assoc., 6.50%-7.00%, 7/20/26-10/20/26, with a
    market value of $36,071,727), 5.50%, 12/1/97 .................                        35,000,000     35,000,000
  J P Morgan, dated 11/25/97 with a maturity value of $125,115,208
    (Collateralized by, $353,702,000 various U.S. Treasury Strips,
    4/15/99 - 4/15/30, with a market value of $127,500,724),
    5.53%, 12/1/97 ...............................................                       125,000,000    125,000,000
  Morgan Stanley, dated 11/28/97 with a maturity value of
    $80,916,624 .....(Collateralized by, $81,630,893 U.S. Treasury
    Notes, 9.00%-13.88%, 12/26/97-11/15/18, with a market value of
    $82,496,253), 5.70%, 12/1/97                                                          80,878,207     80,878,207
  Prudential Bache, dated 11/25/97 with a maturity value of
    $35,032,083 (Collateralized by, $40,531,195 Government Na-
    tional Mortgage Assoc., 6.00% - 9.00%, 1/1/00 - 11/20/27, with
    a market value of $35,702,862), 5.50%, 12/1/97 ...............                        35,000,000     35,000,000
  Smith Barney, dated 11/28/97 with a maturity value of
    $85,040,375 (Collateralized by, $83,355,000 U.S. Treasury
    Securities, 6.13%-12.00%, 6/30/98 - 11/15/27, with a market
    value of $86,700,850), 5.70%, 12/1/97 ........................                        85,000,000     85,000,000
                                                                                                      -------------
TOTAL REPURCHASE AGREEMENTS (COST $437,296,832)...................                                      437,296,832
                                                                                                      -------------
TOTAL (COST $796,712,240)(A) -- 99.8%.............................                                    $ 796,712,240
                                                                                                      -------------
                                                                                                      -------------

---------------
Percentages indicated are based on net assets of $798,057,945.
(a) Cost for Federal income tax and financial reporting purposes are the same.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Schedule of Portfolio Investments
November 30, 1997
--------------------------------------------------------------------------------

                                                                         MOODY'S/S&P
                                                                           RATINGS       PRINCIPAL    AMORITIZED
                                                                         (UNAUDITED)       AMOUNT        COST
                                                                      -----------------  ----------  -------------
MUNICIPAL BONDS (99.7%)
ALABAMA (0.7%)
  Homewood Industrial Development Board, Revenue Bonds, Keebler Co.
    Project (LC Bank of Nova Scotia), 3.95%, 12/3/97* ..............           NR/NR     $  560,000  $     560,000
  Phenix County, Industrial Development Board, Environmental
    Improvement Revenue, Georgia Kraft Project, (LC Deutsche Bank
    AG), 3.80%, 12/1/97* ...........................................          P-1/NR        700,000        700,000
                                                                                                     -------------
                                                                                                         1,260,000
                                                                                                     -------------
ALASKA (2.8%)
  Anchorage Higher Education Revenue, Series 1993, Alaska Pacific
    University (LC Bank of America NW, N.A.), 3.90%, 12/3/97* ......           NR/A-1+    5,340,000      5,340,000
                                                                                                     -------------

ARKANSAS (2.7%)
  Arkansas State Development Financial Authority, Industrial
    Facilities Revenue, Potlatch Corp. Project (AMT) (LC Credit
    Suisse), 3.90%, 12/3/97* .......................................           NR/A-1+    5,050,000      5,050,000
                                                                                                     -------------

CALIFORNIA (2.6%)
  California State Revenue Anticipation Notes, 4.50%, 6/30/98 ......         MIG1/SP1+    2,000,000      2,007,277
  Los Angeles County Tax & Revenue Anticipation Notes, Series A,
    G.O. Unlimited, 4.50%, 6/30/98 .................................         MIG1/SP1+    3,000,000      3,010,828
                                                                                                     -------------
                                                                                                         5,018,105
                                                                                                     -------------
DELAWARE (3.5%)
  Delaware State Economic Development Authority, Industrial Devel-
    opment Revenue Bonds, Delaware Clean Power Project, Series
    1997B, (AMT) (LC Canadian Imperial Bank), 3.90%, 12/3/97* ......           NR/A-1+    6,700,000      6,700,000
                                                                                                     -------------

FLORIDA (4.6%)
  St. Lucie Pollution Control Revenue, Refunding Bonds, Florida
    Power & Light Co. Project, Series 1994A, 3.80%, 2/13/98 ........        VMIG1/A-1+    5,000,000      5,000,000
  St. Lucie Pollution Control Revenue, Refunding Bonds, Florida
    Power & Light Project, Series 1994B, 3.70%, 12/9/97* ...........        VMIG1/A-1+    3,800,000      3,800,000
                                                                                                     -------------
                                                                                                         8,800,000
                                                                                                     -------------
GEORGIA (9.3%)
  Burke County Development Authority, Pollution Control Revenue
    Bonds, Georgia Power Co., 3.95%, 12/1/97* ......................        VMIG1/NR      1,100,000      1,100,000
  Burke County Development Authority, Pollution Control Revenue
    Bonds, Oglethorpe Power Corp., Class A (Insured by AMBAC),
    3.60%, 12/1/97 .................................................          Aaa/AAA     1,400,000      1,400,000
  Columbus Housing Authority Revenue Bonds, Columbus State
    University Foundation, Inc. Project, Series 1997, 3.95%,
    12/3/97* .......................................................          Aa3/NR      1,300,000      1,300,000
  Gwinnett County Development Authority, Variable Revenue Bonds,
    Wesleyan School Project (LC SunTrust Bank), 3.95%, 12/3/97* ....          Aa3/NR      1,000,000      1,000,000
  Monroe County Development Authority, Pollution Control Revenue
    Bond, Georgia Power Co., Plant Scherer Project, 1st Series,
    3.95%, 12/1/97* ................................................        VMIG1/A-1     4,100,000      4,100,000
  Municipal Gas Authority of Georgia, Series D, (LC: Wachovia),
    3.80%, 2/9/98 ..................................................           NR/A-1+    4,000,000      4,000,000
  Municipal Gas Authority of Georgia, Series D, (LC: Wachovia),
    3.80%, 2/25/98 .................................................           NR/A-1+    1,700,000      1,700,000

                                                                         MOODY'S/S&P
                                                                           RATINGS       PRINCIPAL    AMORITIZED
                                                                         (UNAUDITED)       AMOUNT        COST
                                                                      -----------------  ----------  -------------
GEORGIA (9.3%) (CONTINUED)
  Rockdale County, Hospital Authority Revenue Anticipation Certifi-
    cates (LC SunTrust Bank), 3.95%, 12/3/97* ......................        VMIG1/NR     $3,025,000  $   3,025,000
                                                                                                     -------------
                                                                                                        17,625,000
                                                                                                     -------------
ILLINOIS (14.2%)
  Chicago O'Hare International Airport Revenue, American Airlines,
    Inc., Series B (LC Royal Bank of Canada), 3.85%, 12/1/97* ......          P-1/NR      1,200,000      1,200,000
  Illinois Development Finance Authority, Addison 450 LP Project (LC
    American National Bank & Trust), 4.00%, 12/3/97* ...............          Aa3/NR      1,400,000      1,400,000
  Illinois Education Authority Revenue Notes TECP, Pooled Finance
    Project, (LC Northern Trust), 3.75%, 2/26/98 ...................           NR/A-1+    2,310,000      2,310,000
  Illinois Educational Facilities Authority Revenue Bonds, DePaul
    University, Series CP-1 (LC Northern Trust), 3.85%, 12/3/97* ...        VMIG1/A-1+    4,000,000      4,000,000
  Illinois Educational Facilities Authority, (Cultural Pooled
    Finance Programs) (LC First National Bank of Chicago), 3.90%,
    12/3/97* .......................................................        VMIG1/NR      4,800,000      4,800,000
  Illinois Health Facilities Authority Revenue Bonds, Gottlieb
    Health, Inc. (LC Harris Trust & Savings Bank), 3.85%,
    12/3/97* .......................................................        VMIG1/NR      1,000,000      1,000,000
  Illinois Health Facilities Authority Revenue Bonds, University of
    Chicago Project, Series 1985A, 3.75%, 5/27/98* .................        VMIG1/A-1+    7,300,000      7,300,000
  Oak Forest Revenue Bond, Homewood Pool -- South Suburban Majors &
    Mgrs. Assoc. Program, (LC First National Bank of Chicago),
    3.85%, 12/3/97* ................................................        VMIG1/NR      5,000,000      5,000,000
                                                                                                     -------------
                                                                                                        27,010,000
                                                                                                     -------------
INDIANA (10.9%)
  City of Mt. Vernon Pollution Control & Solid Waste, Revenue Bonds,
    General Electric Co. Projects, Series 1989A, 3.75%, 12/19/97 ...          P-1/A-1+    3,200,000      3,200,000
  City of Whiting, Sewage & Solid Waste Disposal, AMOCO Oil Co.
    Project, 4.10%, 12/1/97* .......................................        VMIG1/AAA     6,000,000      6,000,000
  Evansville Industrial Development Revenue Bonds, Keebler Co.
    Project (LC Bank of Nova Scotia), 3.95%, 12/3/97* ..............           NR/NR        505,000        505,000
  Gary Environmental Improvement Revenue, U.S. Steel Corp. Project
    (LC Bank of Nova Scotia), 3.95%, 7/15/02* ......................          P-1/A-1+    1,000,000      1,000,000
  Indiana Health Facilities Finance Authority Revenue, (Capital
    Access Designated Pool) (LC Comerica Bank), 3.90%, 12/3/97* ....           NR/A-1     4,200,000      4,200,000
  Indiana Hospital Equipment Finance Authority, Revenue Bonds,
    Series A, (Insured by MBIA) Standby Bond Purchase Org Reinvest
    w/ NBD Bank, 3.90%, 12/3/97* ...................................        VMIG1/A-1     2,200,000      2,200,000
  Indiana State Development Finance Authority, Mid-America Project,
    (LC ABN-AMRO), 4.00%, 12/3/97* .................................           NR/A-1+    3,500,000      3,500,000
                                                                                                     -------------
                                                                                                        20,605,000
                                                                                                     -------------
KENTUCKY (3.7%)
  Jefferson County Pollution Control Revenue, Pollution Control
    Revenue Bonds, Louisville Gas & Electric Co. Project, Series A,
    3.80%, 3/10/98 .................................................        VMIG1/A-1+    6,950,000      6,950,000
                                                                                                     -------------

LOUISIANA (2.8%)
  Plaquemines Port Harbor & Terminal Dist., Marine Terminal
    Facilities Revenue Ref. Electric Coal Transfer Corp., 3.75%,
    12/9/97 ........................................................          P-1/A-1+    5,275,000      5,275,000
                                                                                                     -------------

MARYLAND (9.2%)
  Anne Arundel Co. General Obligation, 3.80%, 2/6/98 ...............          P-1/A-1+    6,300,000      6,300,000
  Maryland State Industrial Development Financing Authority, Eco-
    nomic Development, (General Binding Corp. Project), 3.95%,
    12/3/97* .......................................................           NR/A-1+    2,150,000      2,150,000
  Montgomery Co. Consolidated, 3.80%, 12/16/97 .....................          P-1/A-1+    4,000,000      4,000,000
  Montgomery Co. Consolidated, 3.80%, 2/6/98 .......................          P-1/A-1+    3,000,000      3,000,000

                                                                         MOODY'S/S&P
                                                                           RATINGS       PRINCIPAL    AMORITIZED
                                                                         (UNAUDITED)       AMOUNT        COST
                                                                      -----------------  ----------  -------------
MARYLAND (9.2%) (CONTINUED)
  Montgomery Co. Consolidated, 3.80%, 2/17/98 ......................          P-1/A-1+   $2,000,000  $   2,000,000
                                                                                                     -------------
                                                                                                        17,450,000
                                                                                                     -------------
MICHIGAN (1.6%)
  Michigan Strategic Fund Ltd. Obligation Revenue Refunding Bonds
    (Detroit Edison Co. Project) (LC Barclays Bank), 3.85%,
    12/1/97* .......................................................          P-1/A-1+    3,100,000      3,100,000
                                                                                                     -------------

MINNESOTA (1.6%)
  Rochester Health Care Facilities Revenue Bonds, (Mayo Founda-
    tion/May Medical Center), 3.80%, 2/13/98 .......................           NR/A-1+    3,000,000      3,000,000
                                                                                                     -------------

MISSISSIPPI (0.5%)
  Mississippi Hospital Equipment Facilities Authority Revenue, Mis-
    sissippi Baptist Medical Center (LC Rabo Bank), 3.85%,
    12/3/97 ........................................................        VMIG1/NR      1,000,000      1,000,000
                                                                                                     -------------

MONTANA (0.7%)
  Forsythe Pollution Control Revenue Bonds, Portland General
    Electric Co. (AMT) (LC Banque Nationale Paris), 3.90%,
    12/1/97* .......................................................        VMIG1/NR      1,400,000      1,400,000
                                                                                                     -------------

NEW YORK (2.6%)
  New York City Municipal Water Finance Authority, Series 1 Lot A,
    (LC CIBC), 3.80%, 3/11/98 ......................................          P-1/A-1+    5,000,000      5,000,000
                                                                                                     -------------

NORTH CAROLINA (1.1%)
  North Carolina Eastern Municipal Power Agency, (LC CIBC), 3.75%,
    12/1/97 ........................................................          P-1/A-1+    2,100,000      2,100,000
                                                                                                     -------------

OHIO (0.5%)
  Summit County Industrial Revenue, Revenue Bonds, Keebler Co.
    Project (LC Bank of Nova Scotia), 3.95%, 12/3/97* ..............           NR/NR        995,000        995,000
                                                                                                     -------------

PENNSYLVANIA (1.9%)
  Montgomery Co., Industrial Development Authority, Pollution
    Control Revenue Refunding Bonds, PECO Energy Project, Series
    1994A, 3.80%, 1/22/98 ..........................................          P-1/A-1+    2,560,000      2,560,000
  Philadelphia Tax & Revenue Anticipation Notes, Series A, 4.50%,
    6/30/98 ........................................................         MIG1/SP1+    1,000,000      1,002,778
                                                                                                     -------------
                                                                                                         3,562,778
                                                                                                     -------------
TENNESSEE (2.6%)
  Sullivan County Industrial Development Board Revenue Bonds, Modern
    Forge Co. Project, Series 90 (AMT) (LC Northern Trust), 4.05%,
    12/3/97* .......................................................           NR/A-1+    5,000,000      5,000,000
                                                                                                     -------------

TEXAS (15.5%)
  Angelina & Neches River Authority, Industrial Development Corp.,
    Temple Inland Project, Series 1984 C (LC Credit Suisse), 3.85%,
    12/1/97* .......................................................          P-1/NR      1,700,000      1,700,000
  Austin Combined Utility Systems, 3.80%, 12/10/97 .................          P-1/A-1+    5,550,000      5,550,000
  Brazos River Authority Pollution Control Revenue Bonds, Texas
    Utilities Electric Co., Series 1996-A (Insured by AMBAC), 4.10%,
    12/1/97* .......................................................        VMIG1/A-1+      500,000        500,000
  Brazos River Harbor Navigation District Revenue, Dow Chemical Co.
    Project, Series 1992 A, (AMT), 4.15%, 12/1/97* .................          P-1/A-1     2,000,000      2,000,000

                                                                         MOODY'S/S&P
                                                                           RATINGS       PRINCIPAL    AMORITIZED
                                                                         (UNAUDITED)       AMOUNT        COST
                                                                      -----------------  ----------  -------------
TEXAS (15.5%) (CONTINUED)
  Houston City General Obligation Notes, Series A, 3.80%,
    3/16/98 ........................................................          P-1/A-1+   $5,000,000  $   5,000,000
  Lower Neches Valley Authority Adjustable Rate Bond, Chevron USA
    Inc. Project, Optional Put On 2/17/98, 3.75%, 2/17/98* .........          P-1/A-1+    1,000,000      1,000,000
  San Antonio Electric & Gas, Series A, 3.80%, 12/15/97 ............          P-1/A-1+    6,400,000      6,400,000
  Texas State Tax & Revenue Anticipation Note, Series A, 4.75%,
    8/31/98 ........................................................         MIG1/SP1+    5,000,000      5,032,730
  Texas State Tax & Revenue Anticipation, Series 1997B, 3.70%,
    2/10/98 ........................................................          P-1/A-1+    2,000,000      2,000,000
                                                                                                     -------------
                                                                                                        29,182,730
                                                                                                     -------------
UTAH (1.6%)
  Salt Lake City Flex, IHC Health Services Inc., Series 1990, Class
    B, 3.80%, 2/9/98 ...............................................        VMIG1/A-1+    3,000,000      3,000,000
                                                                                                     -------------

VIRGINIA (1.7%)
  Virginia Commonwealth General Obligation, Series 1997, 3.80%,
    3/20/98 ........................................................          P-1/A-1+    3,200,000      3,200,000
                                                                                                     -------------

WYOMING (0.8%)
  Lincoln County Pollution Control Revenue, Revenue Flex Pacific
    Corp. Project, (LC Union Bank of Switzerland), 3.85%, 12/1/97 ..        VMIG1/AAA     1,500,000      1,500,000
                                                                                                     -------------
TOTAL MUNICIPAL BONDS (COST $189,123,613)...........................                                   189,123,613
                                                                                                     -------------
TOTAL (COST $189,123,613)(A) -- 99.7%...............................                                 $ 189,123,613
                                                                                                     -------------
                                                                                                     -------------

---------------
Percentages indicated are based on net assets of $189,614,231.
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate listed is rate in effect at November 30, 1997. Maturity date reflects the next rate change date.
AMBAC -- AMBAC Indemnity Corporation.
AMT -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC -- Financial Guaranty Insurance Corp.
GO -- General Obligation.
LC -- Letter of Credit.
MBIA -- Municipal Bond Insurance Association.
NR -- Not rated.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
November 30, 1997
--------------------------------------------------------------------------------

                                                                                 EQUITY       INTERNATIONAL       SMALL
                                                                 EQUITY           VALUE          EQUITY       CAPITALIZATION
                                                                  FUND            FUND            FUND            FUND
                                                              -------------   -------------   -------------   -------------
ASSETS:
  Investments in securities, at value
    (cost $211,541,142, $19,936,734, $56,145,727
    and $156,847,417, respectively).........................  $ 282,399,119   $  22,299,107   $  59,636,677   $ 177,335,468
  Interest and dividends receivable.........................        273,369          54,449          98,468          58,890
  Receivable for capital shares issued......................          6,058          32,366        --                   253
  Receivable for investment securities sold.................       --              --               540,427        --
  Tax reclaim receivable....................................       --              --                36,841        --
  Net receivable for open foreign currency contracts........       --              --                 7,425        --
  Unamortized organizational costs..........................       --                 7,624           7,735          13,519
  Prepaid expenses and other assets.........................          6,906             786          19,081          10,569
                                                              -------------   -------------   -------------   -------------
Total assets................................................    282,685,452      22,394,332      60,346,654     177,418,699
                                                              -------------   -------------   -------------   -------------
LIABILITIES:
  Dividends payable.........................................         15,474          63,058         412,756        --
  Payable for capital shares redeemed.......................         33,979        --                12,217          68,463
  Payable for investment securities purchased...............       --              --             1,273,859        --
  Accrued expenses and other liabilities:
    Investment advisory fees................................        139,498          10,472          47,724         147,877
    Administration fees.....................................          2,997             235             623           1,879
    Shareholder processing fees (Retail Shares).............          9,972             759           1,044           3,045
    Combined distribution and service fees (Retail
      Shares)...............................................          9,972             759           1,044           3,045
    Custodian and transfer agent fees.......................          8,227           1,218          14,716          10,991
    Audit and legal fees....................................         13,582           5,417           6,105           8,089
    Reports to shareholders.................................         27,620           1,509           4,752          15,343
    Registration and filing fees............................          1,520           5,589           3,741           1,000
    Other liabilities.......................................          2,695          40,422          31,451             312
                                                              -------------   -------------   -------------   -------------
Total liabilities...........................................        265,536         129,438       1,810,032         260,044
                                                              -------------   -------------   -------------   -------------
NET ASSETS..................................................  $ 282,419,916   $  22,264,894   $  58,536,622   $ 177,158,655
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------
NET ASSETS:
  Retail Shares.............................................  $  48,442,554   $   4,100,737   $   4,259,331   $  14,062,510
  Institutional Shares......................................    233,977,362      18,164,157      54,277,291     163,096,145
                                                              -------------   -------------   -------------   -------------
Total.......................................................  $ 282,419,916   $  22,264,894   $  58,536,622   $ 177,158,655
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST:
  Retail Shares.............................................      2,692,460         269,391         324,510       1,096,636
  Institutional Shares......................................     12,894,783       1,190,578       4,122,281      12,566,576
                                                              -------------   -------------   -------------   -------------
Total.......................................................     15,587,243       1,459,969       4,446,791      13,663,212
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Retail Shares.............................................  $       17.99   $       15.22   $       13.13   $       12.82
  Institutional Shares......................................          18.15           15.26           13.17           12.98
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par ($0.001)............  $      15,587   $       1,460   $       4,447   $      13,663
  Additional paid-in capital................................    158,906,386      19,399,141      53,478,645     152,834,559
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................         (7,273)         (1,287)        (85,465)       --
  Accumulated net realized gains (losses) on investment
    transactions and foreign currency transactions..........     52,647,239         503,207       1,649,284       3,822,382
  Net unrealized appreciation (depreciation) from
    investments and translation of assets and liabilities in
    foreign currencies......................................     70,857,977       2,362,373       3,489,711      20,488,051
                                                              -------------   -------------   -------------   -------------
Net Assets, November 30, 1997...............................  $ 282,419,916   $  22,264,894   $  58,536,622   $ 177,158,655
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

------------
See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Statements of Assets and Liabilities
November 30, 1997
--------------------------------------------------------------------------------

                                                                                                     U.S.
                                                                                 SHORT-TERM       GOVERNMENT        MANAGED
                                                                 BALANCED       FIXED INCOME      SECURITIES          BOND
                                                                   FUND             FUND             FUND             FUND
                                                              --------------   --------------   --------------   --------------
ASSETS:
  Investments in securities, at value (cost $71,658,428,
     $96,728,832, $69,351,690 and $98,901,595,
    respectively)...........................................  $   85,153,644   $   97,067,685   $   70,772,374   $  100,579,501
  Interest and dividends receivable.........................         553,047        1,121,337          719,822        1,331,812
  Receivable for capital shares issued......................          17,500          188,079            7,500         --
  Unamortized organizational costs..........................          17,129           17,128         --                 17,212
  Prepaid expenses and other assets.........................           2,672            3,671            3,086            5,470
                                                              --------------   --------------   --------------   --------------
Total assets................................................      85,743,992       98,397,900       71,502,782      101,933,995
                                                              --------------   --------------   --------------   --------------
LIABILITIES:
  Dividends payable.........................................         491,051          439,224          352,655          501,016
  Payable for capital shares redeemed.......................          14,484            1,101            9,861         --
  Accrued expenses and other liabilities:
    Investment advisory fees................................          42,308           31,835           23,570           33,347
    Administration fees.....................................             906            1,037              758            1,076
    Shareholder processing fees (Retail Shares).............           1,717              863            4,483              458
    Combined distribution and service fees (Retail Shares)..           1,717              863            4,483              458
    Custodian and transfer agent fees.......................          11,057            3,430            4,190            4,454
    Audit and legal fees....................................           6,490            6,046            6,078            6,165
    Reports to shareholders.................................           9,887            9,206            7,828           37,364
    Registration and filing fees............................           1,529            4,239            1,201            3,214
    Other liabilities.......................................           2,805              827            3,893              595
                                                              --------------   --------------   --------------   --------------
Total liabilities...........................................         583,951          498,671          419,000          588,147
                                                              --------------   --------------   --------------   --------------
NET ASSETS..................................................  $   85,160,041   $   97,899,229   $   71,083,782   $  101,345,848
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
NET ASSETS:
  Retail Shares.............................................  $    8,291,845   $    4,452,311   $   21,614,817   $    2,278,409
  Institutional Shares......................................      76,868,196       93,446,918       49,468,965       99,067,439
                                                              --------------   --------------   --------------   --------------
Total.......................................................  $   85,160,041   $   97,899,229   $   71,083,782   $  101,345,848
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST:
  Retail Shares.............................................         595,508          445,111        2,100,708          220,220
  Institutional Shares......................................       5,564,606        9,339,203        4,821,199        9,619,825
                                                              --------------   --------------   --------------   --------------
Total.......................................................       6,160,114        9,784,314        6,921,907        9,840,045
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
Retail Shares...............................................  $        13.92   $        10.00   $        10.29   $        10.35
Institutional Shares........................................           13.81            10.01            10.26            10.30
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par ($0.001)............  $        6,160   $        9,784   $        6,922   $        9,840
  Additional paid-in capital................................      60,646,248       97,670,718       73,074,854       99,129,735
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................           5,797           30,258         (146,808)         (84,946)
  Accumulated net realized gains (losses) on investment
    transactions............................................      11,006,620         (150,384)      (3,271,870)         613,313
  Net unrealized appreciation (depreciation) from
    investments.............................................      13,495,216          338,853        1,420,684        1,677,906
                                                              --------------   --------------   --------------   --------------
Net Assets, November 30, 1997...............................  $   85,160,041   $   97,899,229   $   71,083,782   $  101,345,848
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------

------------
See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
November 30, 1997
--------------------------------------------------------------------------------

                                                                 FLORIDA
                                                                TAX-EXEMPT         PRIME           TREASURY        TAX-EXEMPT
                                                                   FUND             FUND             FUND             FUND
                                                              --------------   --------------   --------------   --------------
ASSETS:
  Investment in securities, at value (cost $113,566,211
    and amortized cost $2,136,206,189, $359,415,410 and
     $189,123,613, respectively)............................  $  121,665,216   $2,136,206,189   $  359,415,410   $  189,123,613
  Repurchase agreements (cost $0 and amortized cost
     $160,600,540, $437,296,830 and $0, respectively).......        --            160,600,540      437,296,830         --
  Cash......................................................        --               --               --                138,163
  Interest and dividends receivable.........................       1,735,947       16,023,361        5,049,845          963,429
  Receivable for capital shares issued......................         679,862         --               --               --
  Receivable for securities on loan.........................        --               --             77,005,106         --
  Prepaid expenses and other assets.........................          66,720           55,668           49,947           14,766
                                                              --------------   --------------   --------------   --------------
Total assets................................................     124,147,745    2,312,885,758      878,817,138      190,239,971
                                                              --------------   --------------   --------------   --------------
LIABILITIES:
  Dividends payable.........................................         454,200        9,578,031        3,257,393          526,724
  Payable for capital shares redeemed.......................         183,107         --               --               --
  Payable for investment securities purchased...............       3,897,900         --               --               --
  Payable for collateral from securities on loan............        --               --             76,418,625         --
  Accrued expenses and other liabilities:
    Investment advisory fees................................          38,870          422,896          164,455         --
    Sub-Advisory fees.......................................        --               --               --                 23,639
    Administration fees.....................................           1,266           24,460            8,484            2,008
    Shareholder processing and services fees (Service
      Shares)...............................................        --                330,532          132,226         --
    Shareholder processing fees (Retail Shares).............          16,349          123,653           11,639            9,420
    Combined distribution and service fees (Retail
      Shares)...............................................          16,349          123,653           11,639           21,187
    Custodian and transfer agent fees.......................           4,031          106,942           41,124           11,905
    Audit and legal fees....................................           9,301           92,136           36,862            7,866
    Reports to shareholders.................................          41,442          238,276           62,511           19,933
    Registration and filing fees............................          12,080            3,457               83            2,398
    Interest payable on collateral from securities on
      loan..................................................        --               --                597,933         --
    Other liabilities.......................................           8,825            2,927           16,219              660
                                                              --------------   --------------   --------------   --------------
Total liabilities...........................................       4,683,720       11,046,963       80,759,193          625,740
                                                              --------------   --------------   --------------   --------------
NET ASSETS..................................................  $  119,464,025   $2,301,838,795   $  798,057,945   $  189,614,231
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
NET ASSETS:
  Retail Shares.............................................  $   80,399,223   $  592,247,709   $   58,716,503   $   59,172,862
  Institutional Shares......................................      39,064,802      581,142,127      290,575,858      129,886,489
  Service Shares............................................              NA    1,128,448,959      448,765,584          554,880
                                                              --------------   --------------   --------------   --------------
Total.......................................................  $  119,464,025   $2,301,838,795   $  798,057,945   $  189,614,231
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST:
  Retail Shares.............................................       7,143,927      592,258,101       58,751,937       59,185,380
  Institutional Shares......................................       3,467,292      581,152,243      290,742,444      129,924,939
  Service Shares............................................              NA    1,128,464,311      449,184,467          555,707
                                                              --------------   --------------   --------------   --------------
Total.......................................................      10,611,219    2,301,874,655      798,678,848      189,666,026
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Retail Shares.............................................  $        11.25   $         1.00   $         1.00   $         1.00
  Institutional Shares......................................           11.27             1.00             1.00             1.00
  Service Shares............................................              NA             1.00             1.00             1.00
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par ($0.001)............  $       10,611   $    2,301,875   $      798,679   $      189,666
  Additional paid-in capital................................     114,497,690    2,299,571,586      797,880,168      189,467,719
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................         (57,867)          (3,942)           4,289             (106)
  Accumulated net realized gains (losses) on investment
    transactions............................................      (3,085,414)         (30,724)        (625,191)         (43,048)
  Net unrealized appreciation (depreciation) from
    investments.............................................       8,099,005         --               --               --
                                                              --------------   --------------   --------------   --------------
Net Assets, November 30, 1997...............................  $  119,464,025   $2,301,838,795   $  798,057,945   $  189,614,231
                                                              --------------   --------------   --------------   --------------
                                                              --------------   --------------   --------------   --------------

------------
NA -- Not applicable.
See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the year ended November 30, 1997
--------------------------------------------------------------------------------

                                                                     EQUITY     INTERNATIONAL      SMALL
                                                       EQUITY        VALUE         EQUITY       CAPITALIZATION
                                                        FUND          FUND          FUND            FUND
                                                    ------------  ------------  -------------   ------------
INVESTMENT INCOME:
  Dividends ......................................  $  2,505,394  $    261,132   $  913,577     $    780,596
  Interest .......................................        11,984           479      --               --
  Foreign withholding taxes ......................       --            --           (76,820)         --
                                                    ------------  ------------  -------------   ------------
Total investment income ..........................     2,517,378       261,611      836,757          780,596
                                                    ------------  ------------  -------------   ------------
EXPENSES:
  Investment advisory fees .......................     1,598,533        67,285      400,141        1,549,153
  Administration fees ............................       206,476         7,943       31,013          120,060
  Shareholder processing fees (Retail Shares) ....       103,711         2,789        5,110           27,714
  Combined distribution and service fees (Retail
    Shares) ......................................       103,711         2,789        5,110           27,714
  Transfer agent fees and expenses ...............        53,239       --             8,063           38,270
  Custodian fees and expenses ....................        32,218        11,757        2,973           31,931
  Legal fees .....................................        13,619           896        2,637            7,134
  Audit fees .....................................         5,048           880        2,863            4,536
  Reports to shareholders (Retail Shares) ........        27,422           344        1,881            2,713
  Reports to shareholders (Institutional
    Shares) ......................................        36,365         2,351        8,415           22,854
  Amortization of organization costs .............       --              2,555        2,422           12,410
  Registration and filing fees ...................        28,643        10,147        7,789           32,070
  Trustees' fees .................................        13,868           458        1,782            8,058
  Insurance expense ..............................         6,442           110           69               21
  Other expenses .................................        16,975         7,615       17,856            9,068
                                                    ------------  ------------  -------------   ------------
Gross Expenses ...................................     2,246,270       117,919      498,124        1,893,706
Less: Expense waivers and/or reimbursements ......          (129)      (21,316)      (4,304)          (1,321)
    Expenses paid by third parties ...............          (776)          (81)         (12)            (458)
                                                    ------------  ------------  -------------   ------------
Net Expenses .....................................     2,245,365        96,522      493,808        1,891,927
                                                    ------------  ------------  -------------   ------------
Net Investment Income (Loss) .....................       272,013       165,089      342,949       (1,111,331)
                                                    ------------  ------------  -------------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on securities
    transactions .................................    53,127,398       503,246    1,541,113        4,933,513
  Net realized gains (losses) from foreign
    security transactions ........................       --            --           (11,468)         --
  Net change in unrealized appreciation
    (depreciation) of investments ................     2,983,542     1,805,120    2,556,440       13,104,533
                                                    ------------  ------------  -------------   ------------
  Net realized and unrealized gains (losses) on
    investments ..................................    56,110,940     2,308,366    4,086,085       18,038,046
                                                    ------------  ------------  -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ................................  $ 56,382,953  $  2,473,455   $4,429,034     $ 16,926,715
                                                    ------------  ------------  -------------   ------------
                                                    ------------  ------------  -------------   ------------

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the year ended November 30, 1997
--------------------------------------------------------------------------------

                                                                                      U.S.
                                                                   SHORT-TERM      GOVERNMENT     MANAGED
                                                      BALANCED    FIXED INCOME     SECURITIES       BOND
                                                        FUND          FUND            FUND          FUND
                                                    ------------  -------------   ------------  ------------
INVESTMENT INCOME:
  Dividends.......................................  $    593,774   $   59,051     $     71,757  $     75,153
  Interest........................................     2,540,841    4,647,456        4,489,007     5,758,692
                                                    ------------  -------------   ------------  ------------
Total Investment Income...........................     3,134,615    4,706,507        4,560,764     5,833,845
                                                    ------------  -------------   ------------  ------------
EXPENSES:
  Investment advisory fees........................       560,612      299,547          265,439       347,005
  Administration fees.............................        72,413       58,033           51,429        67,233
  Shareholder processing fees (Retail Shares).....        17,992        4,928           54,946         4,836
  Combined distribution and service fees (Retail
    Shares).......................................        17,992        4,928           54,946         4,849
  Transfer agent fees and expenses................        21,211       16,163           13,419        18,406
  Custodian fees and expenses.....................        30,348       12,108           13,876         9,187
  Legal fees......................................           904        1,855            2,698         3,988
  Audit fees......................................         3,338        3,064            2,441         1,912
  Reports to shareholders (Retail Shares).........         1,606          553           13,369        16,096
  Reports to shareholders (Institutional
    Shares).......................................        11,597       14,352            8,461            39
  Amortization of organization costs..............        12,620       12,585          --             12,775
  Registration and filing fees....................        17,555       19,622           18,378        20,250
  Trustees' fees..................................         1,334        2,847            3,314         3,661
  Insurance expense...............................         1,352          671            1,606         1,983
  Other expenses..................................         6,084       18,119            9,953         6,021
                                                    ------------  -------------   ------------  ------------
Gross Expenses....................................       776,958      469,375          514,275       518,241
Less: Expense reimbursements......................          (641)      (8,106)          (8,291)      (17,638)
    Expenses paid by third parties................          (266)        (213)            (188)         (246)
                                                    ------------  -------------   ------------  ------------
Net Expenses......................................       776,051      461,056          505,796       500,357
                                                    ------------  -------------   ------------  ------------
Net Investment Income.............................     2,358,564    4,245,451        4,054,968     5,333,488
                                                    ------------  -------------   ------------  ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on securities
    transactions..................................    11,083,990     (126,627)         476,128       696,540
  Net change in unrealized appreciation
    (depreciation) of investments.................      (274,169)    (150,440)        (382,725)     (134,996)
                                                    ------------  -------------   ------------  ------------
  Net realized and unrealized gains (losses) on
    investments...................................    10,809,821     (277,067)          93,403       561,544
                                                    ------------  -------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $ 13,168,385   $3,968,384     $  4,148,371  $  5,895,032
                                                    ------------  -------------   ------------  ------------
                                                    ------------  -------------   ------------  ------------

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the year ended November 30, 1997
--------------------------------------------------------------------------------

                                                       FLORIDA
                                                     TAX-EXEMPT         PRIME         TREASURY       TAX-EXEMPT
                                                        FUND            FUND            FUND            FUND
                                                    -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Dividends.......................................  $     102,821   $    --         $    --         $    --
  Interest........................................      6,437,005     125,537,558      51,505,306       6,413,406
                                                    -------------   -------------   -------------   -------------
Total Investment Income...........................      6,539,826     125,537,558      51,505,306       6,413,406
                                                    -------------   -------------   -------------   -------------
EXPENSES:
  Investment advisory fees........................        464,431       5,563,480       2,311,626         437,054
  Administration fees.............................         89,984       1,724,349         716,897         135,487
  Shareholder processing and services fees
    (Service Shares)..............................       --             3,677,418       1,877,378           3,122
  Shareholder processing fees (Retail Shares).....        199,924       1,436,753         173,510         140,188
  Combined distribution and service fees (Retail
    Shares).......................................        199,924       1,436,753         173,510         140,188
  Transfer agent fees and expenses................         26,371         525,637         219,389          43,513
  Custodian fees and expenses.....................         16,264         192,802          91,451          13,011
  Legal fees......................................          4,651         130,632          41,337           7,408
  Audit fees......................................          4,632         101,171           9,912             945
  Reports to shareholders (Retail Shares).........         49,552         394,767          45,970          37,063
  Reports to shareholders (Institutional
    Shares).......................................          5,953         119,728          55,879          21,689
  Reports to shareholders (Service Shares)........       --               157,853          67,298           2,000
  Registration and filing fees....................         18,351         107,869          68,480          32,752
  Trustees' fees..................................          6,735         113,584          45,218           9,522
  Interest expense................................       --              --             1,227,534        --
  Insurance expense...............................          3,314          57,718          24,500           5,179
  Other expenses..................................         10,419          77,691          62,951          12,462
                                                    -------------   -------------   -------------   -------------
Gross Expenses....................................      1,100,505      15,818,205       7,212,840       1,041,583
Less: Expense reimbursements......................       (150,286)        (91,828)        (37,391)         (8,234)
    Fee waivers...................................       --              (616,920)        (65,598)       (174,823)
    Expenses paid by third parties................           (326)         (7,197)         (2,718)           (541)
                                                    -------------   -------------   -------------   -------------
Net Expenses......................................        949,893      15,102,260       7,107,133         857,985
                                                    -------------   -------------   -------------   -------------
Net Investment Income.............................      5,589,933     110,435,298      44,398,173       5,555,421
                                                    -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on securities
    transactions..................................        922,783         (30,724)        (92,801)       --
  Net change in unrealized appreciation
    (depreciation) of investments.................        981,574        --              --              --
                                                    -------------   -------------   -------------   -------------
  Net realized and unrealized gains (losses) on
    investments...................................      1,904,357         (30,724)        (92,801)       --
                                                    -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $   7,494,290   $ 110,404,574   $  44,305,372   $   5,555,421
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             EQUITY FUND
                                                    -----------------------------         EQUITY VALUE FUND
                                                                                    -----------------------------
                                                             YEARS ENDED             YEAR ENDED     PERIOD ENDED
                                                    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                        1997            1996            1997          1996 (A)
                                                    -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...........................  $     272,013   $     806,542   $    165,089    $     66,365
  Net realized gains (losses) on securities
    transactions..................................     53,127,398      23,919,476        503,246          25,549
  Net change in unrealized appreciation
    (depreciation) of investments.................      2,983,542      22,333,435      1,805,120         557,253
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
    from operations...............................     56,382,953      47,059,453      2,473,455         649,167
                                                    -------------   -------------   -------------   -------------
Dividends to shareholders from net investment
  income:
  Retail Shares...................................           (111)       --               (8,762)           (150)
  Institutional Shares............................       (237,061)       (806,542)      (153,023)        (66,142)
                                                    -------------   -------------   -------------   -------------
Total dividends to shareholders from net
  investment income...............................       (237,172)       (806,542)      (161,785)        (66,292)
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders in excess of net
  investment income:
  Retail Shares...................................       --               (24,107)        (4,664)        --
  B Shares (b)....................................       --                (1,075)       --              --
  Institutional Shares............................       --               (17,427)       --              --
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders in excess of
  net investment income...........................       --               (42,609)        (4,664)        --
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders from net realized
  gains:
  Retail Shares...................................     (3,210,483)     (1,985,635)          (145)        --
  B Shares (b)....................................       --              (212,931)       --              --
  Institutional Shares............................    (20,775,012)    (15,246,479)       (25,443)        --
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders from net
  realized gains..................................    (23,985,495)    (17,445,045)       (25,588)        --
                                                    -------------   -------------   -------------   -------------
Total dividends and distributions to
  shareholders....................................    (24,222,667)    (18,294,196)      (192,037)        (66,292)
                                                    -------------   -------------   -------------   -------------
Fund Share Transactions:
  Net proceeds from shares subscribed.............     52,626,885      68,268,294     18,926,635       5,136,577
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................     21,218,008      15,964,511         56,541             223
  Cost of shares redeemed.........................    (73,946,335)    (60,932,375)    (2,967,375)     (1,752,000)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from Fund
    share transactions............................       (101,442)     23,300,430     16,015,801       3,384,800
                                                    -------------   -------------   -------------   -------------
Total Increase....................................     32,058,844      52,065,687     18,297,219       3,967,675
NET ASSETS:
  Beginning of period.............................    250,361,072     198,295,385      3,967,675         --
                                                    -------------   -------------   -------------   -------------
  End of period                                     $ 282,419,916   $ 250,361,072   $ 22,264,894    $  3,967,675
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.
(b) Effective March 11, 1996, Class B Shares are no longer being offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      SMALL CAPITALIZATION FUND
                                                      INTERNATIONAL EQUITY FUND     -----------------------------
                                                    -----------------------------
                                                     YEAR ENDED     PERIOD ENDED             YEARS ENDED
                                                    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                        1997          1996 (A)          1997            1996
                                                    -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)....................  $    342,949    $     77,844    $  (1,111,331)  $    (775,001)
  Net realized gains (losses) on securities
    transactions..................................     1,541,113         152,939        4,933,513      19,900,908
  Net realized gains (losses) from foreign
    currency transactions.........................       (11,468)         (3,704)        --              --
  Net change in unrealized appreciation
    (depreciation) from investments and
    translation of assets and liabilities in
    foreign currencies............................     2,556,440         933,271       13,104,533      (4,469,248)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
    from operations...............................     4,429,034       1,160,350       16,926,715      14,656,659
                                                    -------------   -------------   -------------   -------------
Dividends to shareholders from net investment
  income:
  Retail Shares...................................        (5,024)           (413)        --              (211,250)
  B Shares (b)....................................       --              --              --              (206,488)
  Institutional Shares............................      (335,369)        (77,431)        --            (6,891,681)
                                                    -------------   -------------   -------------   -------------
Total dividends to shareholders from net
  investment income...............................      (340,393)        (77,844)        --            (7,309,419)
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders in excess of net
  investment income:
  Retail Shares...................................       (15,291)           (172)        --              --
  Institutional Shares............................       (57,072)         (2,384)        --              --
                                                    -------------   -------------   -------------   -------------
 Total distributions to shareholders in excess of
  net investment income...........................       (72,363)         (2,556)        --              --
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders from net realized
  gains:
  Retail Shares...................................          (263)        --            (1,124,602)       --
  Institutional Shares............................       (42,435)        --           (17,767,379)       --
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders from net
  realized gains..................................       (42,698)        --           (18,891,981)       --
                                                    -------------   -------------   -------------   -------------
Total dividends and distributions to
  shareholders....................................      (455,454)        (80,400)     (18,891,981)     (7,309,419)
                                                    -------------   -------------   -------------   -------------
Fund Share Transactions:
  Net proceeds from shares subscribed.............    46,361,463      16,855,102       85,505,607      59,893,208
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................        24,521         --            15,142,141       6,529,948
  Cost of shares redeemed.........................    (9,465,465)       (292,529)     (69,022,047)    (20,047,906)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from Fund
    share transactions............................    36,920,519      16,562,573       31,625,701      46,375,250
                                                    -------------   -------------   -------------   -------------
Total Increase (Decrease).........................    40,894,099      17,642,523       29,660,435      53,722,490
NET ASSETS:
  Beginning of period.............................    17,642,523         --           147,498,220      93,775,730
                                                    -------------   -------------   -------------   -------------
  End of period                                     $ 58,536,622    $ 17,642,523    $ 177,158,655   $ 147,498,220
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

---------------
(a) For the period December 27, 1995 (commencement of operations) through November 30, 1996.
(b) Effective March 11, 1996, Class B Shares are no longer being offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            BALANCED FUND           SHORT-TERM FIXED INCOME FUND
                                                    -----------------------------   -----------------------------
                                                             YEARS ENDED                     YEARS ENDED
                                                    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                        1997            1996            1997            1996
                                                    -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...........................  $   2,358,564   $   2,434,640   $   4,245,451   $  1,389,384
  Net realized gains (losses) on securities
    transactions..................................     11,083,990       4,997,685        (126,627)        57,368
  Net change in unrealized appreciation
    (depreciation) of investments.................       (274,169)      4,435,765        (150,440)       238,110
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
    from operations...............................     13,168,385      11,868,090       3,968,384      1,684,862
                                                    -------------   -------------   -------------   -------------
Dividends to shareholders from net investment
  income:
  Retail Shares...................................       (118,834)        (99,865)       (102,142)       (42,845)
  B Shares (a)....................................       --               (13,670)       --               (2,024)
  Institutional Shares............................     (2,131,004)     (2,310,316)     (4,143,309)    (1,344,515)
                                                    -------------   -------------   -------------   -------------
Total dividends to shareholders from net
  investment income...............................     (2,249,838)     (2,423,851)     (4,245,451)    (1,389,384)
                                                    -------------   -------------   -------------   -------------
Dividends to shareholders in excess of net
  investment income:
    Retail Shares.................................        (41,783)       --              --              --
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders from net realized
  gains:
  Retail Shares...................................       (299,129)        (22,583)       --                 (983)
  B Shares (a)....................................       --               (45,345)       --                 (531)
  Institutional Shares............................     (4,717,219)     (1,363,343)       --              (46,651)
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders from net
  realized gains..................................     (5,016,348)     (1,431,271)       --              (48,165)
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders in excess of net
  realized gains:
    Retail Shares.................................       --              --                  (962)       --
    Institutional Shares..........................       --              --               (54,895)       --
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders in excess of
  net realized gains..............................       --              --               (55,857)       --
                                                    -------------   -------------   -------------   -------------
Total dividends and distributions to
  shareholders....................................     (7,307,969)     (3,855,122)     (4,301,308)    (1,437,549)
                                                    -------------   -------------   -------------   -------------
Fund Share Transactions:
  Net proceeds from shares subscribed.............     16,683,278      34,090,512      65,721,236     47,095,330
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................      7,178,530       3,156,752         632,181        444,481
  Cost of shares redeemed.........................    (40,756,212)    (26,281,039)    (22,305,916)    (8,137,532)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from Fund
    share transactions............................    (16,894,404)     10,966,225      44,047,501     39,402,279
                                                    -------------   -------------   -------------   -------------
Total Increase (Decrease).........................    (11,033,988)     18,979,193      43,714,577     39,649,592
NET ASSETS:
  Beginning of period.............................     96,194,029      77,214,836      54,184,652     14,535,060
                                                    -------------   -------------   -------------   -------------
  End of period...................................  $  85,160,041   $  96,194,029   $  97,899,229   $ 54,184,652
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

---------------
(a) Effective March 11, 1996, Class B Shares are no longer being offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     U.S. GOVERNMENT SECURITIES
                                                                FUND                      MANAGED BOND FUND
                                                    -----------------------------   -----------------------------
                                                             YEARS ENDED                     YEARS ENDED
                                                    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                        1997            1996            1997            1996
                                                    -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...........................  $   4,054,968   $   4,213,287   $   5,333,488   $   4,461,745
  Net realized gains (losses) on securities
    transactions..................................        476,128         664,448         696,540         759,127
  Net change in unrealized appreciation
    (depreciation) of investments.................       (382,725)     (1,517,543)       (134,996)       (969,641)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
    from operations...............................      4,148,371       3,360,192       5,895,032       4,251,231
                                                    -------------   -------------   -------------   -------------
Dividends to shareholders from net investment
  income:
  Retail Shares...................................     (1,268,314)     (1,466,587)       (109,350)        (92,633)
  B Shares (a)....................................       --               (21,601)       --                (8,459)
  Institutional Shares............................     (2,785,641)     (2,726,113)     (5,224,138)     (4,360,653)
                                                    -------------   -------------   -------------   -------------
Total dividends to shareholders from net
  investment income...............................     (4,053,955)     (4,214,301)     (5,333,488)     (4,461,745)
                                                    -------------   -------------   -------------   -------------
Distributions to shareholders from net realized
  gains:
  Retail Shares...................................       --              --               (15,604)        (13,911)
  B Shares (a)....................................       --              --              --                (5,665)
  Institutional Shares............................       --              --              (720,710)       (815,999)
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders from net
  realized gains..................................       --              --              (736,314)       (835,575)
                                                    -------------   -------------   -------------   -------------
Total dividends and distributions to
  shareholders....................................     (4,053,955)     (4,214,301)     (6,069,802)     (5,297,320)
                                                    -------------   -------------   -------------   -------------
Fund Share Transactions:
  Net proceeds from shares subscribed.............     24,596,320      19,998,532      41,537,808      31,995,319
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................      2,246,971       2,641,946       4,789,959       4,243,441
  Cost of shares redeemed.........................    (15,953,751)    (64,773,650)    (22,022,758)    (28,374,995)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from Fund
    share transactions............................     10,889,540     (42,133,172)     24,305,009       7,863,765
                                                    -------------   -------------   -------------   -------------
Total Increase (Decrease).........................     10,983,956     (42,987,281)     24,130,239       6,817,676
NET ASSETS:
  Beginning of period.............................     60,099,826     103,087,107      77,215,609      70,397,933
                                                    -------------   -------------   -------------   -------------
  End of period...................................  $  71,083,782   $  60,099,826   $ 101,345,848   $  77,215,609
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

---------------
(a) Effective March 11, 1996, Class B Shares are no longer being offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       FLORIDA TAX-EXEMPT FUND               PRIME FUND
                                                    -----------------------------   -----------------------------
                                                             YEARS ENDED                     YEARS ENDED
                                                    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                        1997            1996            1997            1996
                                                    -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...........................  $   5,589,933   $   6,193,487   $ 110,435,298   $ 100,215,243
  Net realized gains (losses) on securities
    transactions..................................        922,783         676,108         (30,724)          4,995
  Net change in unrealized appreciation
    (depreciation) of investments.................        981,574      (1,493,725)       --              --
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
    from operations...............................      7,494,290       5,375,870     110,404,574     100,220,238
                                                    -------------   -------------   -------------   -------------
Dividends to shareholders from net investment
  income:
  Institutional Shares............................     (1,824,040)     (1,740,957)    (31,550,719)    (32,620,075)
  Service Shares..................................       --              --           (51,668,464)    (43,011,011)
  Retail Shares...................................     (3,765,893)     (4,335,296)    (27,216,115)    (24,584,157)
  B Shares (a)....................................       --              (117,234)       --              --
                                                    -------------   -------------   -------------   -------------
Total dividends to shareholders from net
  investment income...............................     (5,589,933)     (6,193,487)   (110,435,298)   (100,215,243)
                                                    -------------   -------------   -------------   -------------
Total distributions to shareholders from net
  realized gains..................................       --              --              --              (358,875)
                                                    -------------   -------------   -------------   -------------
Total dividends and distributions to
  shareholders....................................     (5,589,933)     (6,193,487)   (110,435,298)   (100,574,118)
                                                    -------------   -------------   -------------   -------------
Fund Share Transactions:
  Net proceeds from shares subscribed.............     33,039,551      29,782,670   5,089,704,001   4,863,805,197
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................      3,381,513       3,516,351      30,150,186      25,859,087
  Cost of shares redeemed.........................    (41,188,320)    (47,849,944)  (4,962,313,277) (4,554,641,484)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from Fund
    share transactions............................     (4,767,256)    (14,550,923)    157,540,910     335,022,800
                                                    -------------   -------------   -------------   -------------
Total Increase (Decrease).........................     (2,862,899)    (15,368,540)    157,510,186     334,668,920
NET ASSETS:
  Beginning of period.............................    122,326,924     137,695,464   2,144,328,609   1,809,659,689
                                                    -------------   -------------   -------------   -------------
  End of period...................................  $ 119,464,025   $ 122,326,924   $2,301,838,795  $2,144,328,609
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

---------------
(a) Effective March 11, 1996, Class B Shares are no longer being offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            TREASURY FUND                  TAX-EXEMPT FUND
                                                    -----------------------------   -----------------------------
                                                             YEARS ENDED                     YEARS ENDED
                                                    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                        1997            1996            1997            1996
                                                    -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...........................  $  44,398,173   $  41,837,011   $   5,555,421   $   6,060,612
  Net realized gains (losses) on securities
    transactions..................................        (92,801)       (220,299)       --               (20,046)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
    from operations...............................     44,305,372      41,616,712       5,555,421       6,040,566
                                                    -------------   -------------   -------------   -------------
Dividends to shareholders from net investment
  income:
  Retail Shares...................................     (3,132,106)     (2,191,200)     (1,573,889)     (1,199,819)
  Service Shares..................................    (25,166,084)    (27,088,342)        (25,978)        (80,005)
  Institutional Shares............................    (16,099,983)    (12,557,469)     (3,955,660)     (4,780,788)
                                                    -------------   -------------   -------------   -------------
Total dividends to shareholders from net
  investment income...............................    (44,398,173)    (41,837,011)     (5,555,527)     (6,060,612)
                                                    -------------   -------------   -------------   -------------
Fund Share Transactions:
  Net proceeds from shares subscribed.............  2,714,241,081   2,552,820,891     424,332,777     531,124,979
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................      4,086,263       3,479,765       1,550,699       1,110,214
  Cost of shares redeemed.........................  (2,863,764,516) (2,423,540,264)  (431,867,285)   (534,061,352)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from Fund
    share transactions............................   (145,437,172)    132,760,392      (5,983,809)     (1,826,159)
                                                    -------------   -------------   -------------   -------------
Total Increase (Decrease).........................   (145,529,973)    132,540,093      (5,983,915)     (1,846,205)
NET ASSETS:
  Beginning of period.............................    943,587,918     811,047,825     195,598,146     197,444,351
                                                    -------------   -------------   -------------   -------------
  End of period...................................  $ 798,057,945   $ 943,587,918   $ 189,614,231   $ 195,598,146
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

Emerald Funds (the "Trust") was organized as a Massachusetts business trust on March 15, 1988. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust operates as a series company currently comprising fourteen portfolios. The accompanying financial statements and notes relate to all of the portfolios of the Trust that conducted investment operations during the year ended November 30, 1997 (the "Funds"), with the exception of Prime Advantage Institutional Fund and Treasury Advantage Institutional Fund, for which separate financial statements have been prepared.

    The investment objectives of the Funds are as follows:

EQUITY FUND -- To seek long-term capital appreciation by investing primarily in common stocks.

EQUITY VALUE FUND -- To seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stock, preferred stock and debt obligations convertible into common stock that the investment adviser believes to be undervalued.

INTERNATIONAL EQUITY FUND -- To seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers.

SMALL CAPITALIZATION FUND -- To provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

BALANCED FUND -- To provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents.

SHORT-TERM FIXED INCOME FUND -- To seek positive current income with relative stability of principal by investing in investment grade securities and high quality money market instruments.

U.S. GOVERNMENT SECURITIES FUND -- To seek consistently positive income by investing principally in U.S. Government securities and repurchase agreements collateralized by such securities.

MANAGED BOND FUND -- To seek a high level of current income and, secondarily, capital appreciation. The Fund pursues its objective by investing in investment grade securities and high quality money market instruments.

FLORIDA TAX-EXEMPT FUND -- To seek to provide high tax-free income and current liquidity. In seeking to attain its objective, the Fund invests its assets primarily in Florida municipal obligations that are rated investment grade or above by one or more nationally recognized statistical rating organizations at the time of purchase.

PRIME AND TREASURY FUNDS -- To seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing in a broad range of short-term government, bank and corporate obligations. The Treasury Fund seeks to achieve its objective by investing in obligations that the U.S. Treasury has issued or to which the U.S. Treasury has pledged its full faith and credit to guarantee the payment of principal and interest.

TAX-EXEMPT FUND -- To seek to provide a high level of current income that is exempt from federal income taxes, consistent with liquidity, the preservation of capital and a stable net asset value. The Fund invests in high quality debt obligations of states, territories, and possessions of the United States and the District of Columbia, and of their agencies, authorities, instrumentalities and political subdivisions ("municipal obligations").

    Barnett Capital Advisors, Inc. ("Barnett"), a wholly-owned subsidiary of Barnett Banks, Inc., serves as the Funds' investment adviser. Rodney Square Management Corporation ("Rodney Square"), a subsidiary of Wilmington Trust Company, serves as the Tax-Exempt Fund's sub-adviser. Brandes Investment Partners, L.P. ("Brandes") serves as the International Equity Fund's sub-adviser.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves as the Funds' Administrator. BISYS Fund Services, Inc. serves as

--------------------------------------------------------------------------------

the Funds' transfer agent and fund accountant. Emerald Asset Management, Inc. (the "Distributor") serves as the distributor of the Funds' shares. BISYS and BISYS Fund Services, Inc. are each a wholly-owned subsidiary and the Distributor is an indirectly owned subsidiary of The BISYS Group, Inc.

    The Prime Fund, Treasury Fund and Tax-Exempt Fund (collectively, the "money market funds") each issue three classes of shares: Institutional Shares, Service Shares and Retail Shares. Institutional Shares, Service Shares and Retail Shares are substantially the same except that Service Shares bear the fees that are payable under a Shareholder Processing and Services Plan (the "Service Plan") and Retail Shares bear the fees that are payable under a Combined Distribution and Service Plan (the "Combined Plan") adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act and fees payable under a Shareholder Processing Plan (the "Processing Plan"). In addition to fees paid pursuant to the Service Plan, the Combined Plan and the Processing Plan, each class of shares of each money market fund also bears the expenses associated with the registration fees applicable to the particular class of shares.

    The Equity Fund, Equity Value Fund, International Equity Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund and Florida Tax-Exempt Fund (collectively, the "variable net asset value funds") are authorized to issue two classes of shares: Retail Shares and Institutional Shares. Retail Shares and Institutional Shares are substantially the same, except that Retail Shares bear the fees payable under the Combined Plan and also bear the fees payable under the Processing Plan. In addition to the fees paid pursuant to the Combined Plan and the Processing Plan, each class of shares of each variable net asset value fund also bears the expenses associated with the registration fees applicable to the particular class of shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

A) Security Valuation:

The money market funds each value portfolio securities at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

    The Equity Fund, the Equity Value Fund, the International Equity Fund, the Small Capitalization Fund, the Balanced Fund, the Short-Term Fixed Income Fund, the U.S. Government Securities Fund and the Managed Bond Fund value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and asked prices on the date of valuation. Bid price is used when no asked price is available. The Funds may also use an independent pricing service, approved by the Board of Trustees, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Unit investment trusts are valued at the published unit value per share. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost.

    The Florida Tax-Exempt Fund values portfolio securities each business day through the use of an independent pricing service approved by the Board of Trustees. When, in the judgment of the pricing service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the

--------------------------------------------------------------------------------

pricing service from dealers in such securities) and asked prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the pricing service, through the use of electronic data processing techniques and matrix systems. Investment companies are valued at the published net asset value per share. Restricted securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Securities with maturities of 60 days or less are valued at amortized cost.

B) Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized gains and losses on the sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of the premium on investments when applicable, is accrued daily. Dividend income is recorded on the ex-dividend date.

C) Dividends and Distributions to Shareholders:

Dividends from net investment income are declared daily to shareholders and are paid monthly for every Fund except the Equity Fund, the Equity Value Fund, the International Equity Fund, the Small Capitalization Fund and the Balanced Fund. The Equity Fund, Equity Value Fund and Balanced Fund declare and pay dividends, if any, quarterly. The International Equity Fund and Small Capitalization Fund declare and pay dividends, if any, annually. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of a Fund can be reduced by any capital loss carryovers of that Fund, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of November 30, 1997, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to paid in capital:

                       ACCUMULATED
                      UNDISTRIBUTED   ACCUMULATED NET
                           NET         REALIZED GAIN
                       INVESTMENT         (LOSS)
                         INCOME       ON INVESTMENTS
                      -------------  -----------------
Equity Fund.........           495              (495)
International Equity
 Fund...............       (13,102)           13,102
Small Capitalization
 Fund...............     1,111,331        (1,150,683)
Balanced Fund.......       (65,208)           47,478
Short-Term Fixed
 Income Fund........        30,258           (28,719)
U.S. Government
 Securities Fund....      (140,274)         (110,849)
Managed Bond Fund...       (84,946)           84,946
Prime Fund..........        (3,942)            3,941
Treasury Fund.......         4,289            (4,289)
Tax-Exempt Fund.....       --                  8,643

D) Repurchase Agreements:

The Trust's custodian and other banks acting in a sub-custodian capacity, take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

E) Reverse Repurchase Agreements:

Each of the Funds (except the Florida Tax-Exempt Fund and Tax-Exempt Fund) may enter into reverse

--------------------------------------------------------------------------------

repurchase agreements. Under such an agreement, a Fund sells portfolio securities and then agrees to buy them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement, it will place in a separate custodial account liquid securities that have a value equal to or more than the price the Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase agreement is considered a reduction of the Fund's income.

F) Lending Securities:

If the Funds, except for the Florida Tax-Exempt Fund and the Tax-Exempt Fund, lend its securities, each Fund receives from the borrower collateral, in the form of cash or U.S. Treasury securities or, in the case of the Prime Fund, securities of U.S. Government agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of the Prime Fund, in an amount at least equal at all times to the market value of the securities loaned. Each Fund continues to receive interest on the securities loaned and may simultaneously earn interest on the collateral held. Each Fund records and values such collateral at its market value on the date of receipt and marks-to-market such collateral on a daily basis through maturity date. If the borrower defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the borrower of the security, realization of the collateral by each Fund may be delayed or limited. As of November 30, 1997, the Treasury Fund had securities on loan of $77,005,106, which were fully collateralized.

G) Expenses:

The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general Trust expenses are allocated among the Trust's respective portfolio's net assets.

    The investment income and expenses of a Fund (other than expenses incurred under the Service Plan, the Combined Plan, the Processing Plan, and certain other expenses, which are charged directly to the class of shares incurring such expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    All costs incurred by the Funds in connection with the organization of the Trust and the initial public offering of shares of the Funds, principally professional fees and printing costs, have been deferred. Upon commencement of investment operations of each Fund, the deferred organization expenses are being amortized on a straight-line basis over a period of five years.

H) Federal Income Taxes:

For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------

    At November 30, 1997, the following Funds had the following capital loss carryovers:

                                                        EXPIRATION
                                             AMOUNT       DATE
                                          ------------  ---------
Prime Fund..............................  $     30,724       2005
                                          ------------
                                          ------------
Treasury Fund...........................  $      4,880       2000
                                                40,894       2001
                                                70,799       2002
                                               195,517       2003
                                               220,300       2004
                                                92,801       2005
                                          ------------
                                          $    625,191
                                          ------------
                                          ------------
Tax-Exempt Fund.........................  $     14,779       1998
                                                 2,875       2000
                                                 1,015       2001
                                                 3,430       2002
                                                   903       2003
                                                20,046       2004
                                          ------------
                                          $     43,048
                                          ------------
                                          ------------
Short-Term Fixed Income Fund............  $    150,384       2005
                                          ------------
                                          ------------
U.S. Government Securities Fund.........  $  3,002,716       2002
                                               269,154       2003
                                          ------------
                                          $  3,271,870
                                          ------------
                                          ------------
Florida Tax-Exempt Fund.................  $  3,085,414       2002
                                          ------------
                                          ------------

    These capital loss carryovers may be used to offset any future realized gains on securities transactions to the extent provided in the regulations under the Code. To the extent utilized, each Fund will reduce amounts otherwise payable to shareholders from net realized gains.

I) Foreign Currency Translation:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities at the current rate of exchange at the end of the period; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates.

    The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Funds report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal tax purposes.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign currency and securities markets and the possibilities of political or economic instability.

J)  Forward Foreign Exchange Contracts:

The International Equity Fund may enter into forward foreign exchange contracts ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the International Equity Fund as unrealized appreciation or depreciation. When the forward is closed, the International Equity Fund records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The International Equity Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

K) Other:

The Funds maintain a cash balance with their custodian and receive a reduction of their custody fees and

--------------------------------------------------------------------------------

expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended November 30, 1997, custodian fees and expenses and expenses paid by third parties were increased by the following amounts for the following funds:

Equity Fund.........................  $     776
Equity Value Fund...................         81
International Equity Fund...........         12
Small Capitalization Fund...........        458
Balanced Fund.......................        266
Short-Term Fixed Income Fund........        213
U.S. Government Securities Fund.....        188
Managed Bond Fund...................        246
Florida Tax-Exempt Fund.............        326
Prime Fund..........................      7,197
Treasury Fund.......................      2,718
Tax-Exempt Fund.....................        541

    There was no effect on net investment income. The Funds could have invested such cash amounts in income-producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into Investment Advisory Agreements with Barnett, an Administration Agreement with BISYS, a Transfer Agency Agreement with BISYS Fund Services, Inc. and a Distribution Agreement with the Distributor. In addition, Barnett has entered into sub-advisory agreements with Rodney Square with respect to the Tax-Exempt Fund and with Brandes with respect to the International Equity Fund. BISYS' fees for serving as fund accountant to the Funds are included as part of the administration fee. The Funds pay BISYS' out-of-pocket accounting expenses.

    As investment adviser, Barnett manages the investments of each Fund, except the Tax-Exempt Fund and International Equity Fund, and is responsible for all purchases and sales of each Fund's portfolio securities (except those of the Tax-Exempt Fund and the International Equity Fund). Rodney Square and Brandes have similar responsibilities for the Tax-Exempt Fund and International Equity Fund, respectively, subject to the general supervision of both the Board of Trustees and Barnett. For its services, Barnett is entitled to receive a fee based on each Fund's average daily net assets at the following annual rates:

Equity Fund.........................       0.60%
Equity Value Fund...................       0.60%
International Equity Fund...........       1.00%
Small Capitalization Fund...........       1.00%
Balanced Fund.......................       0.60%
Short-Term Fixed Income Fund........       0.40%
U.S. Government Securities Fund.....       0.40%
Managed Bond Fund...................       0.40%
Florida Tax-Exempt Fund.............       0.40%
Prime Fund..........................       0.25%
Treasury Fund.......................       0.25%
Tax-Exempt Fund.....................       0.25%

    Barnett has agreed to pay Rodney Square a sub-advisory fee at an annual rate of 0.15% of average daily net assets of the Tax-Exempt Fund. Barnett has also agreed to waive a portion of its fee from the Tax-Exempt Fund equal to 0.10% of the average daily net assets of the Fund. For the year ended November 30, 1997, Barnett waived fees of $174,823 for the Tax-Exempt Fund, and $5,790 for the Equity Value Fund. Barnett has agreed to pay Brandes a sub-advisory fee at an annual rate of 0.50% of the average daily net assets of the International Equity Fund.

    Barnett has voluntarily agreed to limit the fees it receives from the Prime Fund and the Treasury Fund to the following annual rates: 0.25% of each Fund's first $600 million of average daily net assets, 0.23% of the next $400 million of each Fund's average daily net assets, 0.21% of the next $1 billion of each Fund's average daily net assets and 0.19% of each Fund's average daily net assets in excess of $2 billion. For the year ended November 30, 1997, Barnett waived $616,920 and $65,598 for the Prime Fund and Treasury Fund, respectively.

    As administrator, BISYS assists in supervising the operations of the Funds. For its services, BISYS is entitled to a fee, accrued daily and payable monthly, at the effective annual rate of 0.0775% of the first $5 billion of the Trust's aggregate net assets, 0.07% of the next $2.5 billion, 0.065% of the next $2.5 billion and 0.05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets fall below $3 billion, the fee will be increased to 0.08% of the aggregate average daily net assets of the Trust.

--------------------------------------------------------------------------------

    For its services as transfer agent, BISYS Fund Services, Inc. earned fees in the following amounts for the year ended November 30, 1997:

Equity Fund.......................  $  53,239
Equity Value Fund.................     --
International Equity Fund.........      8,063
Small Capitalization Fund.........     38,270
Balanced Fund.....................     21,211
Short-Term Fixed Income Fund......     16,163
U.S. Government Securities Fund...     13,419
Managed Bond Fund.................     18,406
Florida Tax-Exempt Fund...........     26,371
Prime Fund........................    525,637
Treasury Fund.....................    219,389
Tax-Exempt Fund...................     43,513

    Under the Processing Plan with respect to Retail Shares of the Funds, institutions (including BISYS) that have entered into agreements with the Trust ("Service Organizations") agree to provide various shareholder and administrative support services to the shareholders of Retail Shares. For their services, Service Organizations are entitled to a fee ("Shareholder Processing Fee") accrued daily and paid monthly at an annual rate of 0.25% of the respective average daily net assets of Retail Shares. For the year ended November 30, 1997, the Funds (Retail Shares) incurred the following expenses with regards to the Processing Plan:

Equity Fund.....................  $ 103,711
Equity Value Fund...............      2,789
International Equity Fund.......      5,110
Small Capitalization Fund.......     27,714
Balanced Fund...................     17,992
Short-Term Fixed Income Fund....      4,928
U.S. Government Securities
 Fund...........................     54,946
Managed Bond Fund...............      4,836
Florida Tax-Exempt Fund.........    199,924
Prime Fund......................  1,436,753
Treasury Fund...................    173,510
Tax-Exempt Fund.................    140,188

    Barnett and Rodney Square have voluntarily agreed to reimburse Fund expenses with respect to each money market fund to the extent a Fund's ordinary operating expenses (including fees payable to Barnett and Rodney Square and excluding fees payable under the Service Plan, the Combined Plan and the Processing Plan) exceed a predetermined level determined from time to time by Barnett. This voluntary reimbursement may be terminated at any time by Barnett or Rodney Square. For the year ended November 30, 1997, Barnett agreed to reimburse expenses totaling $91,828 to the Prime Fund and $37,391 to the Treasury Fund for expenses in excess of this limitation. For the year ended November 30, 1997, Rodney Square agreed to reimburse expenses totaling $8,234 to the Tax-Exempt Fund for expenses in excess of this limitation.

    Barnett has voluntarily agreed to reimburse Fund expenses to the extent the expenses of each variable net asset value fund exceed a predetermined level determined from time to time by Barnett. For the year ended November 30, 1997, Barnett reimbursed Fund expenses in the following amounts pursuant to these voluntary limitations:

Equity Fund.......................  $     129
Equity Value Fund.................     15,526
International Equity Fund.........      4,304
Small Capitalization Fund.........      1,321
Balanced Fund.....................        641
Short-Term Fixed Income Fund......      8,106
U.S. Government Securities Fund...      8,291
Managed Bond Fund.................     17,638
Florida Tax-Exempt Fund...........    150,286

    Under the Service Plan, institutions ("Service Organizations"), including Barnett, BISYS and their affiliates, agree to provide support services to their clients who are beneficial owners of Service Shares of the money market funds. For these services, the Funds agree to pay the Service Organizations an annual fee of 0.35% of the average daily net asset value of each Fund's Service Shares owned by the Service Organization's clients. These payments are borne solely by Service Shares. For the year ended November 30, 1997, the Prime Fund, Treasury Fund and Tax-Exempt Fund incurred expenses of $3,677,418 $1,877,378 and $3,122, respectively, pursuant to the Service Plan, substantially all of which was earned by Barnett and its affiliates.

    The Funds have each adopted the Combined Plan. Under the Combined Plan, each Fund may make payments to the Distributor and Service Organizations for distribution and shareholder liaison services provided to Retail shareholders. Under the Combined Plan, payments by each Fund may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund's Retail Shares. The

--------------------------------------------------------------------------------

Funds incurred the following amounts pursuant to the Combined Plan for the year ended November 30, 1997 are as follows:

Equity Fund.....................  $ 103,711
Equity Value Fund...............      2,789
International Equity Fund.......      5,110
Small Capitalization Fund.......     27,714
Balanced Fund...................     17,992
Short-Term Fixed Income Fund....      4,928
U.S. Government Securities
 Fund...........................     54,946
Managed Bond Fund...............      4,849
Florida Tax-Exempt Fund.........    199,924
Prime Fund......................  1,436,753
Treasury Fund...................    173,510
Tax-Exempt Fund.................    140,188

    Certain officers of the Trust are "affiliated persons" (as defined in the 1940 Act) of BISYS or the Distributor. Effective March 1, 1997, each Trustee of the Trust is entitled to receive an annual fee of $15,000 plus $2,000 for each regular or special meeting attended, for services relating to all of the portfolios of the Trust. The Chairman of the Board of Trustees and the President of the Trust are each entitled to receive an additional annual fee of $5,000 for their services in these capacities. Prior to March 1, 1997, each Trustee was entitled to receive an annual fee of $14,000 plus a meeting fee of $1,500 per meeting. For the year ended November 30, 1997, the Funds incurred the following legal expenses of a law firm, a partner of which serves as Secretary to the
Trust:

Equity Fund.......................  $  13,619
Equity Value Fund.................        896
International Equity Fund.........      2,637
Small Capitalization Fund.........      7,134
Balanced Fund.....................        904
Short-Term Fixed Income Fund......      1,855
U.S. Government Securities Fund...      2,698
Managed Bond Fund.................      3,988
Florida Tax-Exempt Fund...........      4,651
Prime Fund........................    130,632
Treasury Fund.....................     41,337
Tax-Exempt Fund...................      7,408

NOTE 4 -- SECURITIES TRANSACTIONS

For the year ended November 30, 1997, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                            PURCHASES       SALES
                           ------------  ------------
Equity Fund..............  $220,848,092  $230,794,089
Equity Value Fund........    17,702,067     2,079,901
International Equity
 Fund....................    44,042,922    11,081,432
Small Capitalization
 Fund....................   297,680,800   299,298,851
Balanced Fund............    62,647,805    84,457,337
Short-Term Fixed Income
 Fund....................   115,663,468    83,540,617
U.S. Government
 Securities Fund.........    59,835,652    48,279,292
Managed Bond Fund........   126,447,817   102,879,172
Florida Tax-Exempt Fund..    67,956,530    74,475,085

--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

EQUITY FUND (000 OMITTED):

                                                                                YEAR ENDED              YEAR ENDED
                                                                            NOVEMBER 30, 1997       NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................       1,173   $  19,021         598   $   8,610
  Reinvestment of dividends.............................................         195       2,707         137       1,801
  Redeemed..............................................................        (710)    (11,827)       (406)     (5,910)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................         658       9,901         329       4,501
Shares issued upon conversion from Class B*.............................      --          --             186       2,552
                                                                          -----------  ---------  -----------  ---------
Net increase -- Retail..................................................         658       9,901         515       7,053
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --              21         286
  Reinvestment of dividends.............................................      --          --              13         170
  Redeemed..............................................................      --          --              (3)        (27)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................      --          --              31         429
Shares exchanged upon conversion into Retail............................      --          --            (189)     (2,552)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (158)     (2,123)
                                                                          -----------  ---------  -----------  ---------
Institutional Shares
  Sold..................................................................       2,086      33,606       3,956      56,820
  Reinvestment of dividends.............................................       1,324      18,511       1,057      13,993
  Redeemed..............................................................      (3,792)    (62,119)     (3,614)    (52,443)
                                                                          -----------  ---------  -----------  ---------
Net increase -- Institutional...........................................        (382)    (10,002)      1,399      18,370
                                                                          -----------  ---------  -----------  ---------
Net increase in Fund....................................................         276   $    (101)      1,756   $  23,300
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

EQUITY VALUE FUND (000 OMITTED):

                                                                                                         PERIOD ENDED
                                                                                  YEAR ENDED        NOVEMBER 30, 1996 (A)
                                                                              NOVEMBER 30, 1997
                                                                            ----------------------  ----------------------
                                                                              SHARES      AMOUNT      SHARES      AMOUNT
                                                                            -----------  ---------  -----------  ---------
Retail Shares
  Sold....................................................................         309   $   4,514           2   $      21
  Reinvestment of dividends...............................................      --               5      --          --
  Redeemed................................................................         (42)       (614)     --          --
                                                                                 -----   ---------         ---   ---------
Net increase -- Retail....................................................         267       3,905           2          21
                                                                                 -----   ---------         ---   ---------
Institutional Shares
  Sold....................................................................       1,035      14,413         473       5,116
  Reinvestment of dividends...............................................           4          51      --          --
  Redeemed................................................................        (173)     (2,353)       (149)     (1,752)
                                                                                 -----   ---------         ---   ---------
Net increase -- Institutional.............................................         866      12,111         324       3,364
                                                                                 -----   ---------         ---   ---------
Net increase in Fund......................................................       1,133   $  16,016         326   $   3,385
                                                                                 -----   ---------         ---   ---------
                                                                                 -----   ---------         ---   ---------

---------------
 * Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND (000 OMITTED):

                                                                                                        PERIOD ENDED
                                                                                 YEAR ENDED        NOVEMBER 30, 1996 (A)
                                                                             NOVEMBER 30, 1997
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Retail Shares
  Sold...................................................................         370   $   4,813          10   $     108
  Reinvestment of dividends..............................................                       1      --          --
                                                                              ----
  Redeemed...............................................................         (55)       (740)     --          --
                                                                                -----   ---------       -----   ---------
Net increase -- Retail...................................................         315       4,074          10         108
                                                                                -----   ---------       -----   ---------
Institutional Shares
  Sold...................................................................       3,256      41,549       1,580      16,747
  Reinvestment of dividends..............................................           2          24      --          --
  Redeemed...............................................................        (688)     (8,726)        (27)       (292)
                                                                                -----   ---------       -----   ---------
Net increase -- Institutional............................................       2,570      32,847       1,553      16,455
                                                                                -----   ---------       -----   ---------
Net increase in Fund.....................................................       2,885   $  36,921       1,563   $  16,563
                                                                                -----   ---------       -----   ---------
                                                                                -----   ---------       -----   ---------

SMALL CAPITALIZATION FUND (000 OMITTED):

                                                                                YEAR ENDED              YEAR ENDED
                                                                            NOVEMBER 30, 1997       NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................       3,219   $  38,628         457   $   6,022
  Reinvestment of dividends.............................................          87         980          16         196
  Redeemed..............................................................      (2,916)    (35,458)       (195)     (2,519)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................         390       4,150         278       3,699
Shares issued upon conversion from Class B*.............................      --          --             221       2,593
                                                                          -----------  ---------  -----------  ---------
Net increase -- Retail..................................................         390       4,150         499       6,292
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --              12         142
  Reinvestment of dividends.............................................      --          --              14         164
  Redeemed..............................................................      --          --              (4)        (46)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................      --          --              22         260
Shares exchanged upon conversion into Retail............................      --          --            (226)     (2,593)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (204)     (2,333)
                                                                          -----------  ---------  -----------  ---------
Institutional Shares
  Sold..................................................................       3,936      46,878       3,933      51,136
  Reinvestment of dividends.............................................       1,247      14,162         507       6,170
  Redeemed..............................................................      (2,826)    (33,564)     (1,158)    (14,890)
                                                                          -----------  ---------  -----------  ---------
Net increase -- Institutional...........................................       2,357      27,476       3,282      42,416
                                                                          -----------  ---------  -----------  ---------
Net increase in Fund....................................................       2,747   $  31,626       3,577   $  46,375
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

---------------
 * Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

--------------------------------------------------------------------------------

BALANCED FUND (000 OMITTED):

                                                                                YEAR ENDED              YEAR ENDED
                                                                            NOVEMBER 30, 1997       NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................         343   $   4,510         220   $   2,687
  Reinvestment of dividends.............................................          30         367           6          70
  Redeemed..............................................................        (203)     (2,731)        (99)     (1,211)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................         170       2,146         127       1,546
Shares issued upon conversion from Class B*.............................      --          --             208       2,460
                                                                          -----------  ---------  -----------  ---------
Net increase -- Retail..................................................         170       2,146         335       4,006
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --              29         342
  Reinvestment of dividends.............................................      --          --               4          49
  Redeemed..............................................................      --          --             (16)       (193)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................      --          --              17         198
Shares exchanged upon conversion into Retail............................      --          --            (211)     (2,460)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (194)     (2,262)
                                                                          -----------  ---------  -----------  ---------
Instititutional Shares
  Sold..................................................................         956      12,173       2,360      28,601
  Reinvestment of dividends.............................................         560       6,812         256       3,038
  Redeemed..............................................................      (2,907)    (38,025)     (1,859)    (22,417)
                                                                          -----------  ---------  -----------  ---------
Net increase (decrease) -- Institutional................................      (1,391)    (19,040)        757       9,222
                                                                          -----------  ---------  -----------  ---------
Net increase in Fund....................................................      (1,221)  $ (16,894)        898   $  10,966
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

SHORT-TERM FIXED INCOME FUND (000 OMITTED):

                                                                                 YEAR ENDED              YEAR ENDED
                                                                             NOVEMBER 30, 1997       NOVEMBER 30, 1996
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Retail Shares
  Sold...................................................................         589   $   5,897         105   $   1,045
  Reinvestment of dividends..............................................           5          53           3          25
  Redeemed...............................................................        (247)     (2,468)        (50)       (493)
                                                                           -----------  ---------       -----   ---------
Net increase in shares outstanding before conversion.....................         347       3,482          58         577
Shares issued upon conversion from Class B*..............................      --          --               6          61
                                                                           -----------  ---------       -----   ---------
Net increase -- Retail...................................................         347       3,482          64         638
                                                                           -----------  ---------       -----   ---------
Class B Shares*
  Sold...................................................................      --          --               4          40
  Reinvestment of dividends..............................................      --          --          --               2
  Redeemed...............................................................      --          --             (14)       (136)
                                                                           -----------  ---------       -----   ---------
Net decrease in shares outstanding before conversion.....................      --          --             (10)        (94)
Shares exchanged upon conversion into Retail.............................      --          --              (6)        (61)
                                                                           -----------  ---------       -----   ---------
Net decrease -- Class B*.................................................      --          --             (16)       (155)
                                                                           -----------  ---------       -----   ---------
Instititutional Shares
  Sold...................................................................       5,983      59,824       4,602      45,950
  Reinvestment of dividends..............................................          58         579          42         417
  Redeemed...............................................................      (1,984)    (19,837)       (745)     (7,448)
                                                                           -----------  ---------       -----   ---------
Net increase -- Institutional............................................       4,057      40,566       3,899      38,919
                                                                           -----------  ---------       -----   ---------
Net increase in Fund.....................................................       4,404   $  44,048       3,947   $  39,402
                                                                           -----------  ---------       -----   ---------
                                                                           -----------  ---------       -----   ---------

---------------
* Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND (000 OMITTED):

                                                                                YEAR ENDED              YEAR ENDED
                                                                            NOVEMBER 30, 1997       NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................         571   $   5,795         244   $   2,520
  Reinvestment of dividends.............................................         105       1,064         115       1,188
  Redeemed..............................................................        (772)     (7,851)       (886)     (9,066)
                                                                          -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion....................         (96)       (992)       (527)     (5,358)
Shares issued upon conversion from Class B*.............................      --          --             133       1,352
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Retail..................................................         (96)       (992)       (394)     (4,006)
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --          --               7
  Reinvestment of dividends.............................................      --          --          --               6
  Redeemed..............................................................      --          --              (4)        (54)
                                                                          -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion....................      --          --              (4)        (41)
Shares exchanged upon conversion into Retail............................      --          --            (133)     (1,352)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (137)     (1,393)
                                                                          -----------  ---------  -----------  ---------
Instititutional Shares
  Sold..................................................................       1,855      18,801       1,581      16,120
  Reinvestment of dividends.............................................         117       1,183         142       1,448
  Redeemed..............................................................        (798)     (8,102)     (5,289)    (54,302)
                                                                          -----------  ---------  -----------  ---------
Net increase (decrease) -- Institutional................................       1,174      11,882      (3,566)    (36,734)
                                                                          -----------  ---------  -----------  ---------
Net increase (decrease) in Fund.........................................       1,078   $  10,890      (4,097)  $ (42,133)
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

MANAGED BOND FUND (000 OMITTED):

                                                                                YEAR ENDED              YEAR ENDED
                                                                            NOVEMBER 30, 1997       NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................         177   $   1,805         115   $   1,178
  Reinvestment of dividends.............................................           7          70           6          56
  Redeemed..............................................................        (127)     (1,289)        (85)       (861)
                                                                          -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion....................          57         586          36         373
Shares issued upon conversion from Class B*.............................      --          --              50         508
                                                                          -----------  ---------  -----------  ---------
Net increase -- Retail..................................................          57         586          86         881
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --          --          --
  Reinvestment of dividends.............................................      --          --               1           8
  Redeemed..............................................................      --          --             (13)       (135)
                                                                          -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion....................      --          --             (12)       (127)
Shares exchanged upon conversion into Retail............................      --          --             (50)       (508)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --             (62)       (635)
                                                                          -----------  ---------  -----------  ---------
Instititutional Shares
  Sold..................................................................       3,918      39,733       2,969      30,310
  Reinvestment of dividends.............................................         466       4,720         409       4,179
  Redeemed..............................................................      (2,049)    (20,734)     (2,626)    (26,871)
                                                                          -----------  ---------  -----------  ---------
Net increase -- Institutional...........................................       2,335      23,719         752       7,618
                                                                          -----------  ---------  -----------  ---------
Net increase in Fund....................................................       2,392   $  24,305         776   $   7,864
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

---------------
* Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

--------------------------------------------------------------------------------

FLORIDA TAX-EXEMPT FUND (000 OMITTED):

                                                                                YEAR ENDED              YEAR ENDED
                                                                            NOVEMBER 30, 1997       NOVEMBER 30, 1996
                                                                          ----------------------  ----------------------
                                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                                          -----------  ---------  -----------  ---------
Retail Shares
  Sold..................................................................       1,838   $  20,316       1,014   $  10,992
  Reinvestment of dividends.............................................         281       3,093         296       3,199
  Redeemed..............................................................      (2,885)    (31,667)     (2,743)    (29,530)
                                                                          -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion....................        (766)     (8,258)     (1,433)    (15,339)
Shares issued upon conversion from Class B*.............................      --          --             865       9,313
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Retail..................................................        (766)     (8,258)       (568)     (6,026)
                                                                          -----------  ---------  -----------  ---------
Class B Shares*
  Sold..................................................................      --          --              21         236
  Reinvestment of dividends.............................................      --          --               6          61
  Redeemed..............................................................      --          --             (37)       (409)
                                                                          -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion....................      --          --             (10)       (112)
Shares exchanged upon conversion into Retail............................      --          --            (866)     (9,313)
                                                                          -----------  ---------  -----------  ---------
Net decrease -- Class B*................................................      --          --            (876)     (9,425)
                                                                          -----------  ---------  -----------  ---------
Institutional Shares
  Sold..................................................................       1,155      12,724         855       9,242
  Reinvestment of dividends.............................................          26         289          23         256
  Redeemed..............................................................        (865)     (9,522)       (791)     (8,598)
                                                                          -----------  ---------  -----------  ---------
Net increase -- Institutional...........................................         316       3,491          87         900
                                                                          -----------  ---------  -----------  ---------
Net decrease in Fund....................................................        (450)  $  (4,767)     (1,357)  $ (14,551)
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

---------------
* Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B Shares were converted to Retail Shares.

--------------------------------------------------------------------------------

PRIME FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                      YEAR ENDED
                                ----------------------
                                   1997        1996
                                ----------  ----------
Institutional Shares
  Shares sold.................   2,292,340   2,479,220
  Shares issued to
    shareholders in
    reinvestment of dividends
    and distributions.........         126      --
  Shares redeemed.............  (2,309,323) (2,343,846)
                                ----------  ----------
Net increase in Institutional
 Shares.......................     (16,857)    135,374
                                ----------  ----------
Service Shares
  Shares sold.................   2,187,552   1,878,670
  Shares issued to
    shareholders in
    reinvestment of dividends
    and distributions.........       3,112       3,294
  Shares redeemed.............  (2,051,428) (1,794,568)
                                ----------  ----------
Net increase (decrease) in
 Service Shares...............     139,236      87,396
                                ----------  ----------
Retail Shares
  Shares sold.................     609,812     505,915
  Shares issued to
    shareholders in
    reinvestment of dividends
    and distributions.........      26,912      22,566
  Shares redeemed.............    (601,562)   (416,228)
                                ----------  ----------
Net increase in Retail
 Shares.......................      35,162     112,253
                                ----------  ----------
Total increase in Fund........     157,541     335,023
                                ----------  ----------
                                ----------  ----------

TREASURY FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                      YEAR ENDED
                                ----------------------
                                   1997        1996
                                ----------  ----------
Institutional Shares
  Shares sold.................   1,028,365     882,693
  Shares issued to
    shareholders in
    reinvestment of dividends
    and distributions.........      --          --
  Shares redeemed.............    (955,788)   (901,010)
                                ----------  ----------
Net increase (decrease) in
 Institutional Shares.........      72,577     (18,317)
                                ----------  ----------
Service Shares
  Shares sold.................   1,323,624   1,506,655
  Shares issued to
    shareholders in
    reinvestment of dividends
    and distributions.........       1,013       1,251
  Shares redeemed.............  (1,558,435) (1,350,730)
                                ----------  ----------
Net increase (decrease) in
 Service Shares...............    (233,798)    157,176
                                ----------  ----------
Retail Shares
  Shares sold.................     362,252     163,474
  Shares issued to
    shareholders in
    reinvestment of dividends
    and distributions.........       3,073       2,229
  Shares redeemed.............    (349,541)   (171,801)
                                ----------  ----------
Net increase (decrease) in
 Retail Shares................      15,784      (6,098)
                                ----------  ----------
Total increase (decrease) in
 Fund.........................    (145,437)    132,761
                                ----------  ----------
                                ----------  ----------

--------------------------------------------------------------------------------

TAX-EXEMPT FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                       YEAR ENDED
                                  --------------------
                                    1997       1996
                                  ---------  ---------
Institutional Shares
  Shares sold...................    272,037    393,508
  Shares issued to shareholders
    in reinvestment of dividends
    and distributions...........     --         --
  Shares redeemed...............   (287,743)  (404,255)
                                  ---------  ---------
Net decrease in Institutional
 Shares.........................    (15,706)   (10,747)
                                  ---------  ---------
Service Shares
  Shares sold...................        532        536
  Shares issued to shareholders
    in reinvestment of dividends
    and distributions...........         15         14
  Shares redeemed...............     (2,854)      (543)
                                  ---------  ---------
Net increase (decrease) in
 Service Shares.................     (2,307)         7
                                  ---------  ---------
Retail Shares
  Shares sold...................    151,763    137,081
  Shares issued to shareholders
    in reinvestment of dividends
    and distributions...........      1,536      1,096
  Shares redeemed...............   (141,270)  (129,263)
                                  ---------  ---------
Net increase in Retail Shares...     12,029      8,914
                                  ---------  ---------
Total decrease in Fund..........     (5,984)    (1,826)
                                  ---------  ---------
                                  ---------  ---------

NOTE 6 -- CONCENTRATION OF CREDIT RISK
The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida economic, regional and political developments.

    The Florida Tax-Exempt Fund and the Tax-Exempt Fund had the following concentrations by industry sector at November 30, 1997: (as a percentage of total net assets)

                                               FLORIDA
                                             TAX-EXEMPT
                                                FUND
                                            -------------
Airport...................................       10.78%
Sports Conventions & Exhibitions..........        1.62
Education.................................        2.03
General Obligations.......................       12.76
Health & Medical Facilities...............       17.80
Housing Development.......................        2.48
Power Projects............................        8.53
Public Improvements.......................       11.79
Resource Recovery Facilities..............        5.39
Utility Projects..........................       14.72
Water & Sewer.............................        2.15
U.S. Government Agency....................        2.42
Mutual Funds..............................        5.52
                                                 -----
                                                 97.99%
                                                 -----
                                                 -----

                                             TAX-EXEMPT
                                                FUND
                                            -------------
Economic Development......................        0.74%
Education.................................        9.17
General Obligation........................       12.88
Industrial Machinery/Components...........        0.53
Electrical Products.......................        1.68
Environmental Services....................        0.37
Managed Health Care.......................        0.53
Hospital/Nursing Management...............        0.53
Combined Utilities........................        2.92
Electric Utilities........................        3.62
Natural Gas Distribution..................        3.00
Water Supply..............................        2.63
Airport...................................        0.63
Health & Medical Facilities...............        9.21
Housing Development.......................        0.68
Hospital Equipment Financing..............        1.16
Industrial Development....................       11.75
Pollution Control & Water Management......       12.04
Port & Waterway Development...............        2.77
Power Projects............................        4.63
Bond Anticipation Notes...................        1.05
Revenue Anticipation Notes................        1.06
Solid Waste Disposal......................        4.05
Tax Anticipation Notes....................        5.81
Utility Projects..........................        4.15
Water Projects............................        1.84
                                                 -----
                                                 99.43%
                                                 -----
                                                 -----

NOTE 7 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the year ended November 30, 1997, the following funds declared tax-exempt income distributions in the following amounts:

Florida Tax-Exempt Fund................  $   5,601,688
Tax-Exempt Fund........................      5,569,586

    During the year ended November 30, 1997, the following funds declared long-term capital distributions in the following amounts:

Equity Fund............................  $  23,985,496
Small Capitalization Fund..............      2,145,099
Balanced Fund..........................      3,860,648
Short-Term Fixed Income Fund...........         55,862
Managed Bond Fund......................        431,921

    For the taxable year ended November 30, 1997, the following percentages of income dividends paid

--------------------------------------------------------------------------------

by the following funds qualify for the dividends received deduction available to corporations:

                                          QUALIFIED
                                       DIVIDEND INCOME
                                       ---------------
Equity Fund..........................        16.56%
Equity Value Fund....................        31.58%
Balanced Fund........................         5.27%

NOTE 8 -- SUBSEQUENT EVENTS

On  January  9,  1998, Barnett  Banks,  Inc.  was merged  into  a  subsidiary of
NationsBank Corporation ("NationsBank"). As a result of the merger, Barnett became a wholly-owned subsidiary of NationsBank.

The Board of Trustees of the Trust is considering the proposed reorganization of the Trust with Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves (collectively, "Nations Funds"), three investment companies that are part of the Nations Family of Funds. If approved by the Board of Trustees, it is expected that the proposed reorganization will be submitted to a vote of shareholders of the Trust on or before May 9, 1998. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's portfolios, including the Funds, will be transferred to similar funds in the Nations Funds family, and the shareholders of the Trust's portfolios, including the shareholders of the Funds, will become shareholders of Nations Funds.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                      YEARS ENDED
                                                     -----------------------------------------------------------------------------
                                                     NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                         1997         1996(b)(d)         1995            1994            1993
                                                     -------------   -------------   -------------   -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...............  $      16.31    $      14.62    $      10.86    $      11.82    $      11.97
                                                     -------------   -------------   -------------   -------------   -------------
Income (loss) from investment operations:
  Net investment income (loss).....................         (0.05)          (0.01)           0.02            0.08            0.15
  Net realized and unrealized gains (losses)
    on securities..................................          3.30            3.01            3.76           (0.39)          (0.08)
                                                     -------------   -------------   -------------   -------------   -------------
  Total income (loss) from investment operations...          3.25            3.00            3.78           (0.31)           0.07
                                                     -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income.............       --              --                (0.02)          (0.08)          (0.15)
  In excess of net investment income...............       --                (0.02)        --              --              --
  Distributions from net realized gains
    on securities..................................         (1.57)          (1.29)        --                (0.57)          (0.07)
                                                     -------------   -------------   -------------   -------------   -------------
  Total dividends and distributions................         (1.57)          (1.31)          (0.02)          (0.65)          (0.22)
                                                     -------------   -------------   -------------   -------------   -------------
Net change in net asset value......................          1.68            1.69            3.76           (0.96)          (0.15)
                                                     -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD.....................  $      17.99    $      16.31    $      14.62    $      10.86    $      11.82
                                                     -------------   -------------   -------------   -------------   -------------
                                                     -------------   -------------   -------------   -------------   -------------
Total return.......................................         22.81%          22.66%          34.82%          (2.91%)          0.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).................  $     48,443    $     33,177    $     22,209    $     19,705    $    138,642
  Ratio of expenses to average net assets..........          1.32%           1.27%           1.37%           1.07%           0.86%
  Ratio of net investment income (loss) to average
    net assets.....................................         (0.39%)         (0.08%)          0.15%           0.36%           1.22%
  Ratio of expenses to average net assets*.........          1.32%           1.28%             (a)           1.29%           1.21%
  Ratio of net investment income (loss) to average
    net assets*....................................         (0.39%)         (0.09%)            (a)           0.13%           0.87%
  Portfolio turnover...............................            84%             89%            104%            113%            102%
  Average commission rate paid (c).................  $     0.0511    $     0.0518         --              --              --

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (c) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods prior to fiscal year 1996.
 (d) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            YEARS ENDED
                                                           ---------------------------------------------   PERIOD ENDED
                                                           NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                               1997           1996(c)          1995            1994*
                                                           -------------   -------------   -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $      16.36    $      14.63    $      10.89    $      11.94
                                                           -------------   -------------   -------------   -------------
Income (loss) from investment operations:
  Net investment income..................................          0.04            0.06            0.08            0.11
  Net realized and unrealized gains (losses) on
    securities...........................................          3.34            3.02            3.74           (0.90)
                                                           -------------   -------------   -------------   -------------
  Total income (loss) from investment operations.........          3.38            3.08            3.82           (0.79)
                                                           -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income...................         (0.02)          (0.06)          (0.08)          (0.11)
  Distributions from net realized gains on securities....         (1.57)          (1.29)        --                (0.15)
                                                           -------------   -------------   -------------   -------------
  Total dividends and distributions......................         (1.59)          (1.35)          (0.08)          (0.26)
                                                           -------------   -------------   -------------   -------------
Net change in net asset value............................          1.79            1.73            3.74           (1.05)
                                                           -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD...........................  $      18.15    $      16.36    $      14.63    $      10.89
                                                           -------------   -------------   -------------   -------------
                                                           -------------   -------------   -------------   -------------
Total return.............................................         23.60%          23.33%          35.21%          (6.62%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).......................  $    233,977    $    217,184    $    173,824    $    164,015
  Ratio of expenses to average net assets................          0.76%           0.79%           0.84%           0.79%
  Ratio of net investment income to average net assets...          0.19%           0.43%           0.67%           1.46%+
  Ratio of expenses to average net assets**..............          0.76%           0.79%             (a)             (a)
  Ratio of net investment income to average net
    assets**.............................................          0.19%           0.43%             (a)             (a)
  Portfolio turnover.....................................            84%             89%            104%            113%
  Average commission rate paid (b).......................  $     0.0511    $     0.0518         --              --

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods prior to fiscal year 1996.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED     PERIOD ENDED
                                                                      NOVEMBER 30,    NOVEMBER 30,
                                                                          1997          1996*(b)
                                                                    ----------------  ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................     $    12.18      $    10.00
                                                                          -------     ------------
Income from investment operations:
  Net investment income...........................................           0.11            0.27
  Net realized and unrealized gains on securities.................           3.18            2.18
                                                                          -------     ------------
  Total income from investment operations.........................           3.29            2.45
                                                                          -------     ------------
Less dividends and distributions:
  Dividends from net investment income............................          (0.11)          (0.27)
  Distributions in excess of net investment income................          (0.06)         --
  Distributions from net realized gains on securities.............          (0.08)         --
                                                                          -------     ------------
  Total dividends and distributions...............................          (0.25)          (0.27)
                                                                          -------     ------------
Net change in net asset value.....................................           3.04            2.18
                                                                          -------     ------------
NET ASSET VALUE, END OF PERIOD....................................     $    15.22      $    12.18
                                                                          -------     ------------
                                                                          -------     ------------
Total return......................................................          27.37%          24.84%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................     $    4,101      $       23
  Ratio of expenses to average net assets.........................           1.54%           0.00%+
  Ratio of net investment income to average net assets............           0.79%           3.01%+
  Ratio of expenses to average net assets**.......................           2.10%         277.68%+
  Ratio of net investment income (loss) to average net assets**...           0.23%        (274.67%)+
  Portfolio turnover..............................................             20%             19%
  Average commission rate paid (a)................................     $   0.0300      $   0.0791

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED     PERIOD ENDED
                                                                      NOVEMBER 30,    NOVEMBER 30,
                                                                          1997          1996*(b)
                                                                    ----------------  ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................     $    12.18      $    10.00
                                                                          -------     ------------
Income from investment operations:
  Net investment income...........................................           0.20            0.28
  Net realized and unrealized gains on securities.................           3.16            2.18
                                                                          -------     ------------
  Total income from investment operations.........................           3.36            2.46
                                                                          -------     ------------
Less dividends and distributions:
  Dividends from net investment income............................          (0.20)          (0.28)
  Distributions from net realized gains on securities.............          (0.08)         --
                                                                          -------     ------------
  Total dividends and distributions...............................          (0.28)          (0.28)
                                                                          -------     ------------
Net change in net asset value.....................................           3.08            2.18
                                                                          -------     ------------
NET ASSET VALUE, END OF PERIOD....................................     $    15.26      $    12.18
                                                                          -------     ------------
                                                                          -------     ------------
Total return......................................................          27.95%          24.93%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................     $   18,164      $    3,945
  Ratio of expenses to average net assets.........................           0.79%           0.00%+
  Ratio of net investment income to average net assets............           1.55%           2.89%+
  Ratio of expenses to average net assets**.......................           0.93%           4.37%+
  Ratio of net investment income (loss) to average net assets**...           1.41%          (1.48%)+
  Portfolio turnover..............................................             20%             19%
  Average commission rate paid (a)................................     $   0.0300      $   0.0791

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                   YEAR           PERIOD
                                                                                   ENDED           ENDED
                                                                               NOVEMBER 30,    NOVEMBER 30,
                                                                                   1997          1996*(b)
                                                                               -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.........................................  $      11.29    $      10.00
                                                                               -------------   -------------
Income from investment operations:
  Net investment income......................................................          0.01            0.04
  Net realized and unrealized gains on securities............................          1.91            1.31
                                                                               -------------   -------------
  Total Income from investment operations....................................          1.92            1.35
                                                                               -------------   -------------
Less dividends and distributions:
  Dividends from net investment income.......................................         (0.01)          (0.04)
  Dividends in excess of net investment income...............................         (0.05)        --
  Distributions from net realized gains on securities........................         (0.02)          (0.02)
                                                                               -------------   -------------
  Total dividends and distributions..........................................         (0.08)          (0.06)
                                                                               -------------   -------------
Net change in net asset value................................................          1.84            1.29
                                                                               -------------   -------------
NET ASSET VALUE, END OF PERIOD...............................................  $      13.13    $      11.29
                                                                               -------------   -------------
                                                                               -------------   -------------
Total return.................................................................         17.11%          13.54%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...........................................  $      4,259    $        115
  Ratio of expenses to average net assets....................................          1.73%           0.00%+
  Ratio of net investment income to average net assets.......................          0.26%           1.83%+
  Ratio of expenses to average net assets**..................................          1.93%          57.40%+
  Ratio of net investment income (loss) to average net assets**..............          0.06%         (55.57%)+
  Portfolio turnover.........................................................            29%             50%
  Average commission rate paid (a)...........................................  $     0.0410    $     0.0463

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's Investment Sub-Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             YEAR           PERIOD
                                                                             ENDED           ENDED
                                                                         NOVEMBER 30,    NOVEMBER 30,
                                                                             1997          1996*(b)
                                                                         -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...................................  $      11.29    $      10.00
                                                                         -------------   -------------
Income from investment operations:
  Net investment income................................................          0.09            0.06
  Net realized and unrealized gains on securities......................          1.91            1.29
                                                                         -------------   -------------
  Total income from investment operations..............................          2.00            1.35
                                                                         -------------   -------------
Less dividends and distributions:
  Dividends from net investment income.................................         (0.09)          (0.06)
  Distributions in excess of net investment income.....................         (0.01)        --
  Distributions from net realized gains on securities..................         (0.02)        --
                                                                         -------------   -------------
  Total dividends and distributions....................................         (0.12)          (0.06)
                                                                         -------------   -------------
Net change in net asset value..........................................          1.88            1.29
                                                                         -------------   -------------
NET ASSET VALUE, END OF PERIOD.........................................  $      13.17    $      11.29
                                                                         -------------   -------------
                                                                         -------------   -------------
Total return...........................................................         17.75%          13.47%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).....................................  $     54,277    $     17,528
  Ratio of expenses to average net assets..............................          1.21%           0.00%+
  Ratio of net investment income to average net assets.................          0.89%           1.99%+
  Ratio of expenses to average net assets**............................          1.21%           3.46%+
  Ratio of net investment income (loss) to average net assets**........          0.89%          (1.47%)+
  Portfolio turnover...................................................            29%             50%
  Average commission rate paid (a).....................................  $     0.0410    $     0.0463

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's Investment Sub-Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                          YEARS ENDED
                                                                            ----------------------------------------   PERIOD ENDED
                                                                             NOVEMBER    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                             30, 1997     1996(a)(c)        1995          1994*
                                                                            ----------   ------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD......................................   $ 13.43       $ 12.77        $  9.66        $ 10.49
                                                                            ----------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss.....................................................     (0.12)        (0.11)         (0.04)         (0.04)
  Net realized and unrealized gains (losses) on securities................      1.25          1.77           3.15          (0.79)
                                                                            ----------   ------------   ------------   ------------
  Total income (loss) from investment operations..........................      1.13          1.66           3.11          (0.83)
                                                                            ----------   ------------   ------------   ------------
Distributions from net realized gains on securities.......................     (1.74)        (1.00)        --             --
                                                                            ----------   ------------   ------------   ------------
Net change in net asset value.............................................     (0.61)         0.66           3.11          (0.83)
                                                                            ----------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD............................................   $ 12.82       $ 13.43        $ 12.77        $  9.66
                                                                            ----------   ------------   ------------   ------------
                                                                            ----------   ------------   ------------   ------------
Total return..............................................................     10.17%        13.83%         32.19%         (7.91%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)........................................   $14,063       $ 9,490        $ 2,657        $ 1,583
  Ratio of expenses to average net assets.................................      1.72%         1.59%          1.54%          1.54%+
  Ratio of net investment loss to average net assets......................     (1.22%)       (1.02%)        (0.81%)        (0.67%)+
  Ratio of expenses to average net assets**...............................      1.73%         1.70%          2.43%          2.50%+
  Ratio of net investment loss to average net assets**....................     (1.23%)       (1.13%)        (1.70%)        (1.63%)+
  Portfolio turnover......................................................       203%          356%           229%           118%
  Average commission rate paid (b)........................................   $0.0444       $0.0420         --             --

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods prior to fiscal year 1996.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                          YEARS ENDED
                                                                            ----------------------------------------   PERIOD ENDED
                                                                             NOVEMBER    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                             30, 1997      1996(b)          1995          1994*
                                                                            ----------   ------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD......................................   $ 13.52       $ 12.78        $  9.66        $ 10.00
                                                                            ----------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss.....................................................     (0.08)        (0.07)         (0.03)         (0.04)
  Net realized and unrealized gains (losses) on securities................      1.28          1.81           3.15          (0.30)
                                                                            ----------   ------------   ------------   ------------
  Total income (loss) from investment operations..........................      1.20          1.74           3.12          (0.34)
                                                                            ----------   ------------   ------------   ------------
Distributions from net realized gains on securities.......................     (1.74)        (1.00)        --             --
                                                                            ----------   ------------   ------------   ------------
Net change in net asset value.............................................     (0.54)         0.74           3.12          (0.34)
                                                                            ----------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD............................................   $ 12.98       $ 13.52        $ 12.78        $  9.66
                                                                            ----------   ------------   ------------   ------------
                                                                            ----------   ------------   ------------   ------------
Total return..............................................................     10.69%        14.49%         32.30%         (3.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)........................................   $163,096      $138,008       $88,561        $53,509
  Ratio of expenses to average net assets.................................      1.18%         1.22%          1.39%          1.29%+
  Ratio of net investment loss to average net assets......................     (0.68%)       (0.60%)        (0.65%)        (0.54%)+
  Ratio of expenses to average net assets**...............................      1.18%         1.24%          1.42%          1.48%+
  Ratio of net investment loss to average net assets**....................     (0.68%)       (0.62%)        (0.68%)        (0.73%)+
  Portfolio turnover......................................................       203%          356%           229%           118%
  Average commission rate paid (a)........................................   $0.0444       $0.0420         --             --

---------------
  * For the period January 4, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods prior to fiscal year 1996.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                              YEARS ENDED
                                                            -----------------------------------------------     PERIOD ENDED
                                                             NOVEMBER       NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,
                                                             30, 1997        1996(a)(c)           1995              1994*
                                                            -----------     -------------     -------------     -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD .....................  $    13.15      $      12.02      $       9.72      $      10.00
                                                            -----------     -------------           ------            ------
Income (loss) from investment operations:
  Net investment income ..................................        0.26              0.30              0.30              0.24
  Net realized and unrealized gains (losses) on
    securities ...........................................        1.49              1.36              2.30             (0.28)
                                                            -----------     -------------           ------            ------
  Total income (loss) from investment operations .........        1.75              1.66              2.60             (0.04)
                                                            -----------     -------------           ------            ------
Less dividends and distributions:
  Dividends from net investment income ...................       (0.26)            (0.31)            (0.30)            (0.22)
  Distributions in excess of net investment income .......       (0.03)          --                --                  (0.02)
  Distributions from net realized gains on securities ....       (0.69)            (0.22)          --                --
                                                            -----------     -------------           ------            ------
  Total dividends and distributions ......................       (0.98)            (0.53)            (0.30)            (0.24)
                                                            -----------     -------------           ------            ------
Net change in net asset value ............................        0.77              1.13              2.30             (0.28)
                                                            -----------     -------------           ------            ------
NET ASSET VALUE, END OF PERIOD ...........................  $    13.92      $      13.15      $      12.02      $       9.72
                                                            -----------     -------------           ------            ------
                                                            -----------     -------------           ------            ------
Total return .............................................       14.36%            14.23%            27.45%            (0.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .......................  $    8,292      $      5,592      $      1,082      $        543
  Ratio of expenses to average net assets ................        1.31%             1.06%             0.72%             0.68%+
  Ratio of net investment income to average net assets ...        2.02%             2.02%             3.14%             3.70%+
  Ratio of expenses to average net assets** ..............        1.32%             1.35%             4.20%             2.50%+
  Ratio of net investment income (loss) to average net
    assets** .............................................        2.01%             1.73%            (0.34%)            1.88%+
  Portfolio turnover .....................................          70%              106%               87%               33%
  Average commission rate paid (b) .......................  $   0.0519      $     0.0466           --                --

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods prior to fiscal year 1996.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             YEARS ENDED
                                                          -------------------------------------------------     PERIOD ENDED
                                                          NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,
                                                              1997             1996(b)            1995              1994*
                                                          -------------     -------------     -------------     -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD ...................  $      13.03      $      11.91      $       9.63      $      10.00
                                                          -------------     -------------     -------------     -------------
Income (loss) from investment operations:
  Net investment income ................................          0.34              0.35              0.33              0.27
  Net realized and unrealized gains (losses) on
    securities .........................................          1.46              1.34              2.28             (0.37)
                                                          -------------     -------------     -------------     -------------
  Total income (loss) from investment operations .......          1.80              1.69              2.61             (0.10)
                                                          -------------     -------------     -------------     -------------
Less dividends and distributions:
  Dividends from net investment income .................         (0.33)            (0.35)            (0.33)            (0.25)
  Distributions in excess of net investment income .....       --                --                --                  (0.02)
  Distributions from net realized gains on
    securities .........................................         (0.69)            (0.22)          --                --
                                                          -------------     -------------     -------------     -------------
  Total dividends and distributions ....................         (1.02)            (0.57)            (0.33)            (0.27)
                                                          -------------     -------------     -------------     -------------
Net change in net asset value ..........................          0.78              1.12              2.28             (0.37)
                                                          -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD .........................  $      13.81      $      13.03      $      11.91      $       9.63
                                                          -------------     -------------     -------------     -------------
                                                          -------------     -------------     -------------     -------------
Total return ...........................................         14.96%            14.73%            27.99%            (1.02%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .....................  $     76,868      $     90,602      $     73,830      $     51,170
  Ratio of expenses to average net assets ..............          0.79%             0.69%             0.32%             0.28%+
  Ratio of net investment income to average net
    assets .............................................          2.56%             2.96%             3.54%             4.11%+
  Ratio of expenses to average net assets** ............          0.79%             0.90%             1.10%             1.25%+
  Ratio of net investment income to average net
    assets** ...........................................          2.56%             2.75%             2.76%             3.14%+
  Portfolio turnover ...................................            70%              106%               87%               33%
  Average commission rate paid (a) .....................  $     0.0519      $     0.0466           --                --

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods prior to fiscal year 1996.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEARS ENDED
                                                   ---------------------------------------------   PERIOD ENDED
                                                   NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                       1997         1996(a)(b)         1995            1994*
                                                   -------------   -------------   -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.............  $      10.07    $      10.14    $       9.74    $      10.00
                                                         ------          ------          ------          ------
Income from investment operations:
  Net investment income..........................          0.54            0.55            0.57            0.32
  Net realized and unrealized gains (losses) on
    securities...................................         (0.06)          (0.04)           0.40           (0.26)
                                                         ------          ------          ------          ------
  Total gains from investment operations.........          0.48            0.51            0.97            0.06
                                                         ------          ------          ------          ------
Less dividends and distributions:
  Dividends from net investment income...........         (0.54)          (0.55)          (0.57)          (0.32)
  Distributions from net realized gains on
    securities...................................         (0.01)          (0.03)        --              --
                                                         ------          ------          ------          ------
  Total dividends and distributions..............         (0.55)          (0.58)          (0.57)          (0.32)
                                                         ------          ------          ------          ------
Net change in net asset value....................         (0.07)          (0.07)           0.40           (0.26)
                                                         ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD...................  $      10.00    $      10.07    $      10.14    $       9.74
                                                         ------          ------          ------          ------
                                                         ------          ------          ------          ------
Total return.....................................          4.78%           5.23%          10.25%           0.65%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...............  $      4,452    $        985    $        343    $        223
  Ratio of expenses to average net assets........          1.03%           0.80%           0.71%           0.67%+
  Ratio of net investment income to average net
    assets.......................................          5.19%           5.17%           5.72%           5.20%+
  Ratio of expenses to average net assets**......          1.22%           2.33%           9.10%           2.50%+
  Ratio of net investment income (loss) to
    average net assets**.........................          5.00%           3.64%          (2.67%)          3.36%+
  Portfolio turnover.............................           123%            138%             33%              0%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEARS ENDED
                                                   ---------------------------------------------   PERIOD ENDED
                                                   NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                       1997           1996(a)          1995            1994*
                                                   -------------   -------------   -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.............  $      10.07    $      10.15    $       9.74    $      10.00
                                                   -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income..........................          0.57            0.58            0.61            0.35
  Net realized and unrealized gains (losses) on
    securities...................................         (0.05)          (0.05)           0.41           (0.26)
                                                   -------------   -------------   -------------   -------------
  Total income from investment operations........          0.52            0.53            1.02            0.09
                                                   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income...........         (0.57)          (0.58)          (0.61)          (0.35)
  Distributions from net realized gains on
    securities...................................         (0.01)          (0.03)        --              --
                                                   -------------   -------------   -------------   -------------
  Total dividends and distributions..............         (0.58)          (0.61)          (0.61)          (0.35)
                                                   -------------   -------------   -------------   -------------
Net change in net asset value....................         (0.06)          (0.08)           0.41           (0.26)
                                                   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD...................  $      10.01    $      10.07    $      10.15    $       9.74
                                                   -------------   -------------   -------------   -------------
                                                   -------------   -------------   -------------   -------------
Total return.....................................          5.31%           5.47%          10.80%           0.90%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...............  $     93,447    $     53,200    $     14,037    $     23,566
  Ratio of expenses to average net assets........          0.61%           0.53%           0.32%           0.28%+
  Ratio of net investment income to average net
    assets.......................................          5.69%           5.79%           6.14%           5.55%+
  Ratio of expenses to average net assets**......          0.61%           0.90%           1.43%           1.60%+
  Ratio of net investment income to average net
    assets**.....................................          5.69%           5.42%           5.03%           4.24%+
  Portfolio turnover.............................           123%            138%             33%              0%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             YEARS ENDED
                                               ------------------------------------------------------------------------
                                               NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                   1997        1996(b)(c)        1995           1994           1993
                                               ------------   ------------   ------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.........  $     10.30    $     10.39    $      9.72    $     10.79    $     10.52
                                               ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income......................         0.59           0.61           0.64           0.58           0.66
  Net realized and unrealized gains (losses)
    on securities............................        (0.01)         (0.09)          0.67          (0.94)          0.41
                                               ------------   ------------   ------------   ------------   ------------
  Total income (loss) from investment
    operations...............................         0.58           0.52           1.31          (0.36)          1.07
                                               ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.......        (0.59)         (0.61)         (0.64)         (0.58)         (0.66)
  Distributions in excess of net investment
    income...................................      --             --             --               (0.01)       --
  Distributions from net realized gains on
    securities...............................      --             --             --               (0.10)         (0.14)
  Distributions in excess of net realized
    gains....................................      --             --             --               (0.02)       --
                                               ------------   ------------   ------------   ------------   ------------
  Total dividends and distributions..........        (0.59)         (0.61)         (0.64)         (0.71)         (0.80)
                                               ------------   ------------   ------------   ------------   ------------
Net change in net asset value................        (0.01)         (0.09)          0.67          (1.07)          0.27
                                               ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD...............  $     10.29    $     10.30    $     10.39    $      9.72    $     10.79
                                               ------------   ------------   ------------   ------------   ------------
                                               ------------   ------------   ------------   ------------   ------------
Total return.................................         5.82%          5.24%         13.85%         (3.45%)        10.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...........  $    21,615    $    22,631    $    26,912    $    30,855    $   145,328
  Ratio of expenses to average net assets....         1.11%          1.09%          1.27%          0.98%          0.64%
  Ratio of net investment income to average
    net assets...............................         5.77%          5.88%          7.02%          5.68%          5.91%
  Ratio of expenses to average net assets*...         1.15%          1.14%            (a)          1.09%          1.06%
  Ratio of net investment income to average
    net assets*..............................         5.73%          5.83%            (a)          5.57%          5.49%
  Portfolio turnover.........................           75%            53%            89%           133%            72%

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                         YEARS ENDED
                                                          ------------------------------------------   PERIOD ENDED
                                                          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                              1997         1996(b)          1995          1994*
                                                          ------------   ------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD....................  $     10.27    $     10.36    $      9.71    $     10.47
                                                          ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income.................................         0.64           0.65           0.68           0.46
  Net realized and unrealized gains (losses) on
    securities..........................................        (0.01)         (0.09)          0.65          (0.75)
                                                          ------------   ------------   ------------   ------------
  Total income (loss) from investment operations........         0.63           0.56           1.33          (0.29)
                                                          ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income..................        (0.64)         (0.65)         (0.68)         (0.46)
  Distributions in excess of net investment income......      --             --             --               (0.01)
                                                          ------------   ------------   ------------   ------------
  Total dividends and distributions.....................        (0.64)         (0.65)         (0.68)         (0.47)
                                                          ------------   ------------   ------------   ------------
Net change in net asset value...........................        (0.01)         (0.09)          0.65          (0.76)
                                                          ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..........................  $     10.26    $     10.27    $     10.36    $      9.71
                                                          ------------   ------------   ------------   ------------
                                                          ------------   ------------   ------------   ------------
Total return............................................         6.37%          5.69%         14.10%         (2.83%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)......................  $    49,469    $    37,468    $    74,753    $    69,314
  Ratio of expenses to average net assets...............         0.59%          0.69%          0.83%          0.68%+
  Ratio of net investment income to average net
    assets..............................................         6.28%          6.39%          7.46%          5.90%+
  Ratio of expenses to average net assets**.............         0.59%          0.69%            (a)          0.69%+
  Ratio of net investment income to average net
    assets**............................................         6.28%          6.39%            (a)          5.90%+
  Portfolio turnover....................................           75%            53%            89%           133%

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                   YEARS ENDED
                                                                  ---------------------------------------------   PERIOD ENDED
                                                                  NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                                      1997         1996(a)(b)         1995            1994*
                                                                  -------------   -------------   -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............................  $      10.41    $      10.59    $       9.54    $      10.00
                                                                        ------          ------          ------          ------
Income (loss) from investment operations:
  Net investment income.........................................          0.57            0.61            0.66            0.43
  Net realized and unrealized gains (losses) on securities......          0.04           (0.06)           1.05           (0.46)
                                                                        ------          ------          ------          ------
  Total income (loss) from investment operations................          0.61            0.55            1.71           (0.03)
                                                                        ------          ------          ------          ------
Less dividends and distributions:
  Dividends from net investment income..........................         (0.57)          (0.61)          (0.66)          (0.41)
  Distributions in excess of net investment income..............       --              --              --                (0.02)
  Distributions from net realized gains on securities...........         (0.10)          (0.12)        --              --
                                                                        ------          ------          ------          ------
  Total dividends and distributions.............................         (0.67)          (0.73)          (0.66)          (0.43)
                                                                        ------          ------          ------          ------
Net change in net asset value...................................         (0.06)          (0.18)           1.05           (0.46)
                                                                        ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD..................................  $      10.35    $      10.41    $      10.59    $       9.54
                                                                        ------          ------          ------          ------
                                                                        ------          ------          ------          ------
Total return....................................................          6.16%           5.51%          18.47%          (0.35%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............................  $      2,278    $      1,697    $        820    $        609
  Ratio of expenses to average net assets.......................          1.10%           0.91%           0.71%           0.65%+
  Ratio of net investment income to average net assets..........          5.64%           5.35%           6.49%           6.29%+
  Ratio of expenses to average net assets**.....................          2.01%           1.59%           3.17%           2.50%+
  Ratio of net investment income to average net assets**........          4.73%           4.67%           4.03%           4.44%+
  Portfolio turnover............................................           120%             97%             92%             83%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                   YEARS ENDED
                                                                  ---------------------------------------------   PERIOD ENDED
                                                                  NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                                      1997           1996(a)          1995            1994*
                                                                  -------------   -------------   -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............................  $      10.37    $      10.55    $       9.55    $      10.00
                                                                  -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income.........................................          0.62            0.65            0.70            0.45
  Net realized and unrealized gains (losses) on securities......          0.03           (0.06)           1.00           (0.45)
                                                                  -------------   -------------   -------------   -------------
  Total income from investment operations.......................          0.65            0.59            1.70         --
                                                                  -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income..........................         (0.62)          (0.65)          (0.70)          (0.43)
  Distributions in excess of net investment income..............         (0.10)          (0.12)        --                (0.02)
                                                                  -------------   -------------   -------------   -------------
  Total dividends and distributions.............................         (0.72)          (0.77)          (0.70)          (0.45)
                                                                  -------------   -------------   -------------   -------------
Net change in net asset value...................................         (0.07)          (0.18)           1.00           (0.45)
                                                                  -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD..................................  $      10.30    $      10.37    $      10.55    $       9.55
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------
Total return....................................................          6.63%           5.96%          18.36%          (0.01%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............................  $     99,067    $     75,519    $     68,923    $     66,588
  Ratio of expenses to average net assets.......................          0.57%           0.54%           0.31%           0.27%+
  Ratio of net investment income to average net assets..........          6.16%           6.32%           6.95%           6.83%+
  Ratio of expenses to average net assets**.....................          0.57%           0.67%           0.83%           0.86%+
  Ratio of net investment income to average net assets**........          6.16%           6.20%           6.43%           6.25%+
  Portfolio turnover............................................           120%             97%             92%             83%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                    YEARS ENDED
                                                      ------------------------------------------------------------------------
                                                      NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                          1997        1996(b)(c)        1995           1994           1993
                                                      ------------   ------------   ------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD................  $     11.06    $     11.09    $      9.87    $     11.33    $     10.55
                                                      ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income.............................         0.52           0.53           0.54           0.53           0.61
  Net realized and unrealized gains (losses) on
    securities......................................         0.19          (0.03)          1.22          (1.37)          0.78
                                                      ------------   ------------   ------------   ------------   ------------
  Total income (loss) from investment operations....         0.71           0.50           1.76          (0.84)          1.39
                                                      ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income..............        (0.52)         (0.53)         (0.54)         (0.53)         (0.61)
  Distributions from net realized gains on
    securities......................................      --             --             --               (0.09)       --
                                                      ------------   ------------   ------------   ------------   ------------
  Total dividends and distributions.................        (0.52)         (0.53)         (0.54)         (0.62)         (0.61)
                                                      ------------   ------------   ------------   ------------   ------------
Net change in net asset value.......................         0.19          (0.03)          1.22          (1.46)          0.78
                                                      ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD......................  $     11.25    $     11.06    $     11.09    $      9.87    $     11.33
                                                      ------------   ------------   ------------   ------------   ------------
                                                      ------------   ------------   ------------   ------------   ------------
Total return........................................         6.60%          4.69%         18.17%         (7.75%)        13.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..................  $    80,399    $    87,452    $    94,017    $   109,426    $   207,764
  Ratio of expenses to average net assets...........         0.93%          0.92%          1.07%          0.96%          0.65%
  Ratio of net investment income to average net
    assets..........................................         4.71%          4.73%          5.08%          4.96%          5.32%
  Ratio of expenses to average net assets*..........         1.11%          1.06%            (a)          1.04%          1.00%
  Ratio of net investment income to average net
    assets*.........................................         4.53%          4.59%            (a)          4.88%          4.97%
  Portfolio turnover................................           59%           152%            89%            89%            48%

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEARS ENDED
                                                        ------------------------------------------   PERIOD ENDED
                                                        NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                            1997         1996(b)          1995          1994*
                                                        ------------   ------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..................  $     11.07    $     11.09    $      9.87    $     11.07
                                                        ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income...............................         0.56           0.56           0.57           0.42
  Net realized and unrealized gains (losses) on
    securities........................................         0.20          (0.02)          1.22          (1.19)
                                                        ------------   ------------   ------------   ------------
  Total income (loss) from investment operations......         0.76           0.54           1.79          (0.77)
                                                        ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income................        (0.56)         (0.56)         (0.57)         (0.42)
  Distributions from net realized gains on
    securities........................................      --             --             --               (0.01)
                                                        ------------   ------------   ------------   ------------
  Total dividends and distributions...................        (0.56)         (0.56)         (0.57)         (0.43)
                                                        ------------   ------------   ------------   ------------
Net change in net asset value.........................         0.20          (0.02)          1.22          (1.20)
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD........................  $     11.27    $     11.07    $     11.09    $      9.87
                                                        ------------   ------------   ------------   ------------
                                                        ------------   ------------   ------------   ------------
Total return..........................................         7.06%          5.09%         18.55%         (7.07%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....................  $    39,065    $    34,875    $    33,979    $    29,309
  Ratio of expenses to average net assets.............         0.58%          0.69%          0.74%          0.71%+
  Ratio of net investment income to average net
    assets............................................         5.05%          5.17%          5.39%          5.34%+
  Ratio of expenses to average net assets**...........         0.58%          0.69%            (a)          0.71%+
  Ratio of net investment income to average net
    assets**..........................................         5.05%          5.17%            (a)          5.33%+
  Portfolio turnover..................................           59%           152%            89%            89%

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                   YEARS ENDED
                                                  -----------------------------------------------------------------------------
                                                  NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                      1997           1996(b)          1995            1994            1993
                                                  -------------   -------------   -------------   -------------   -------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $     1.0000    $     1.0002    $     1.0000    $     0.9999    $     1.0001
                                                  -------------   -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income ........................        0.0473          0.0469          0.0515          0.0339          0.0266
  Net realized gains (losses) on securities ....       --              --               0.0002         (0.0028)        (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total income from investment operations ......        0.0473          0.0469          0.0517          0.0311          0.0265
                                                  -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income .........       (0.0473)        (0.0469)        (0.0515)        (0.0339)        (0.0266)
  Distributions from net realized gains on
    securities .................................       --              (0.0002)        --              --              (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total dividends and distributions ............       (0.0473)        (0.0471)        (0.0515)        (0.0339)        (0.0267)
                                                  -------------   -------------   -------------   -------------   -------------
Voluntary capital contribution .................       --              --              --               0.0029         --
                                                  -------------   -------------   -------------   -------------   -------------
Net change in net asset value ..................       --              (0.0002)         0.0002          0.0001         (0.0002)
                                                  -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD .................  $     1.0000    $     1.0000    $     1.0002    $     1.0000    $     0.9999
                                                  -------------   -------------   -------------   -------------   -------------
                                                  -------------   -------------   -------------   -------------   -------------
Total return ...................................          4.84%           4.81%           5.27%           3.44%           2.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .............  $    592,248    $    557,093    $    444,928    $    208,714    $    181,155
  Ratio of expenses to average net assets ......          0.91%           0.90%           0.90%           0.88%           0.86%
  Ratio of net investment income to average net
    assets .....................................          4.73%           4.67%           5.13%           3.40%           2.63%
  Ratio of expenses to average net assets*......          0.95%           0.98%           0.93%             (a)             (a)
  Ratio of net investment income to average net
    assets*.....................................          4.69%           4.59%           5.10%             (a)             (a)

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                   YEARS ENDED
                                                  -----------------------------------------------------------------------------
                                                  NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                      1997           1996(b)          1995            1994            1993
                                                  -------------   -------------   -------------   -------------   -------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............  $     1.0000    $     1.0002    $     1.0000    $     0.9999    $     1.0001
                                                  -------------   -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income ........................        0.0526          0.0519          0.0566          0.0390          0.0316
  Net realized gains (losses) on securities ....       --              --               0.0002         (0.0028)        (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total income from investment operations ......        0.0526          0.0519          0.0568          0.0362          0.0315
                                                  -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income .........       (0.0526)        (0.0519)        (0.0566)        (0.0390)        (0.0316)
  Distributions from net realized gains on
    securities .................................       --              (0.0002)        --              --              (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total dividends and distributions ............       (0.0526)        (0.0521)        (0.0566)        (0.0390)        (0.0317)
                                                  -------------   -------------   -------------   -------------   -------------
Voluntary capital contribution .................       --              --              --               0.0029         --
                                                  -------------   -------------   -------------   -------------   -------------
Net change in net asset value ..................       --              (0.0002)         0.0002          0.0001         (0.0002)
                                                  -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD .................  $     1.0000    $     1.0000    $     1.0002    $     1.0000    $     0.9999
                                                  -------------   -------------   -------------   -------------   -------------
                                                  -------------   -------------   -------------   -------------   -------------
Total return ...................................          5.39%           5.34%           5.81%           3.97%           3.21%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .............  $    581,142    $    598,009    $    462,726    $    413,541    $    510,683
  Ratio of expenses to average net assets ......          0.38%           0.38%           0.37%           0.37%           0.35%
  Ratio of net investment income to average net
    assets .....................................          5.26%           5.19%           5.66%           3.92%           3.21%
  Ratio of expenses to average net assets* .....          0.41%           0.42%           0.39%             (a)             (a)
  Ratio of net investment income to average net
    assets* ....................................          5.23%           5.15%           5.64%             (a)             (a)

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                   YEARS ENDED
                                                  -----------------------------------------------------------------------------
                                                  NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                      1997           1996(b)          1995            1994            1993
                                                  -------------   -------------   -------------   -------------   -------------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $     1.0000    $     1.0002    $     1.0000    $     0.9999    $     1.0001
                                                  -------------   -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income ........................        0.0492          0.0486          0.0536          0.0355          0.0281
  Net realized gains (losses) on securities ....       --              --               0.0002         (0.0028)        (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total income from investment operations ......        0.0492          0.0486          0.0538          0.0327          0.0280
                                                  -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  Dividends from net investment income .........       (0.0492)        (0.0486)        (0.0536)        (0.0355)        (0.0281)
  Distributions from net realized gains on
    securities .................................       --              (0.0002)        --              --              (0.0001)
                                                  -------------   -------------   -------------   -------------   -------------
  Total dividends and distributions ............       (0.0492)        (0.0488)        (0.0536)        (0.0355)        (0.0282)
                                                  -------------   -------------   -------------   -------------   -------------
Voluntary capital contribution .................       --              --              --               0.0029         --
                                                  -------------   -------------   -------------   -------------   -------------
Net change in net asset value ..................       --              (0.0002)         0.0002          0.0001         (0.0002)
                                                  -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD .................  $     1.0000    $     1.0000    $     1.0002    $     1.0000    $     0.9999
                                                  -------------   -------------   -------------   -------------   -------------
                                                  -------------   -------------   -------------   -------------   -------------
Total return....................................          5.03%           4.99%           5.49%           3.61%           2.85%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s) .............  $  1,128,449    $    989,227    $    902,006    $    833,667    $    619,149
  Ratio of expenses to average net assets ......          0.72%           0.72%           0.72%           0.72%           0.71%
  Ratio of net investment income to average net
    assets .....................................          4.92%           4.86%           5.31%           3.59%           2.80%
  Ratio of expenses to average net assets* .....          0.75%           0.77%           0.74%             (a)             (a)
  Ratio of net investment income to average net
    assets* ....................................          4.89%           4.81%           5.29%             (a)             (a)

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                            YEARS ENDED
                                --------------------------------------------------------------------
                                NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                    1997        1996(b)         1995          1994          1993
                                ------------  ------------  ------------  ------------  ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................   $   0.9993    $   0.9996    $   0.9999    $   1.0000    $   1.0000
                                ------------  ------------  ------------  ------------  ------------
Income from investment
  operations:
  Net investment income.......       0.0452        0.0447        0.0498        0.0316        0.0241
  Net realized gains (losses)
    on securities.............       0.0001       (0.0003)      (0.0003)      (0.0001)       --
                                ------------  ------------  ------------  ------------  ------------
Total income from investment
  operations..................       0.0453        0.0444        0.0495        0.0315        0.0241
                                ------------  ------------  ------------  ------------  ------------
Dividends from net investment
  income......................      (0.0452)      (0.0447)      (0.0498)      (0.0316)      (0.0241)
                                ------------  ------------  ------------  ------------  ------------
Net change in net asset
  value.......................       0.0001       (0.0003)      (0.0003)      (0.0001)       --
                                ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF
  PERIOD......................   $   0.9994    $   0.9993    $   0.9996    $   0.9999    $   1.0000
                                ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------
Total return..................         4.62%         4.56%         5.10%         3.21%         2.44%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)....................   $   58,717    $   42,939    $   49,047    $   32,444    $   21,362
  Ratio of expenses to average
    net assets................         0.91%         0.90%         0.90%         0.90%         0.90%
  Ratio of interest expense to
    average net assets........         0.13%(c)        0.07%(c)      --        --            --
                                ------------  ------------  ------------  ------------  ------------
  Ratio of total expenses to
    average net assets........         1.04%         0.97%         0.90%         0.90%         0.90%
                                ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------
  Ratio of net investment
    income to average net
    assets....................         4.51%         4.48%         4.98%         3.13%         2.42%
  Ratio of expenses to average
    net assets*...............         0.96%         0.95%         1.04%         1.00%           (a)
  Ratio of interest expense to
    average net assets........         0.13%(c)        0.07%(c)      --        --            --
                                ------------  ------------  ------------  ------------  ------------
  Ratio of total expenses to
    average net assets*.......         1.09%         1.02%         1.04%         1.00%           (a)
                                ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------
  Ratio of net investment
    income to average net
    assets*...................         4.46%         4.43%         4.84%         3.03%           (a)

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
 (c) Represents interest expense on reverse repurchase agreement.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEARS ENDED
                                -------------------------------------------------------------------------------
                                 NOVEMBER
                                    30,         NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                   1997           1996(b)            1995             1994             1993
                                -----------     ------------     ------------     ------------     ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $   0.9993      $    0.9996      $    0.9999      $    1.0000      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
Income from investment
  operations:
  Net investment income.......      0.0504           0.0494           0.0548           0.0368           0.0291
  Net realized gains (losses)
    on securities.............      0.0001          (0.0003)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
  Total income from investment
    operations................      0.0505           0.0491           0.0545           0.0367           0.0291
                                -----------     ------------     ------------     ------------     ------------
Dividends from net investment
  income......................     (0.0504)         (0.0494)         (0.0548)         (0.0368)         (0.0291)
                                -----------     ------------     ------------     ------------     ------------
Net change in net asset
  value.......................      0.0001          (0.0003)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD......................  $   0.9994      $    0.9993      $    0.9996      $    0.9999      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
Total return..................        5.16%            5.05%            5.62%            3.74%            2.95%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)....................  $  290,576      $   218,020      $   236,392      $   283,920      $   501,377
  Ratio of expenses to average
    net assets................        0.40%            0.40%            0.40%            0.39%            0.40%
  Ratio of interest expense to
    average net assets........        0.13%(c)         0.07%(c)      --               --               --
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets........        0.53%            0.47%            0.40%            0.39%            0.40%
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets....................        5.04%            4.97%            5.49%            3.73%            2.91%
  Ratio of expenses to average
    net assets*...............        0.41%            0.42%            0.42%              (a)              (a)
  Ratio of interest expense to
    average net assets........        0.13%(c)         0.07%(c)      --               --               --
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets*.......        0.54%            0.49%            0.42%              (a)              (a)
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets*...................        5.03%            4.95%            5.46%              (a)              (a)

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
 (c) Represents interest expense on reverse repurchase agreement.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEARS ENDED
                                -------------------------------------------------------------------------------
                                 NOVEMBER
                                    30,         NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                   1997           1996(b)            1995             1994             1993
                                -----------     ------------     ------------     ------------     ------------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $   0.9995      $    0.9996      $    0.9999      $    1.0000      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
Income from investment
  operations:
  Net investment income.......      0.0470           0.0463           0.0513           0.0331           0.0256
  Net realized losses on
    securities................     (0.0004)         (0.0001)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
  Total income from investment
    operations................      0.0466           0.0462           0.0510           0.0330           0.0256
                                -----------     ------------     ------------     ------------     ------------
Dividends from net investment
  income......................     (0.0470)         (0.0463)         (0.0513)         (0.0331)         (0.0256)
                                -----------     ------------     ------------     ------------     ------------
Net change in net asset
  value.......................     (0.0004)         (0.0001)         (0.0003)         (0.0001)         --
                                -----------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD......................  $   0.9991      $    0.9995      $    0.9996      $    0.9999      $    1.0000
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
Total return..................        4.80%            4.72%            5.25%            3.36%            2.59%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)....................  $  448,766      $   682,628      $   525,609      $   591,991      $   403,809
  Ratio of expenses to average
    net assets................        0.74%            0.75%            0.75%            0.74%            0.75%
  Ratio of interest expense to
    average net assets........        0.13%(c)         0.07%(c)      --               --               --
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets........        0.87%            0.82%            0.75%            0.74%            0.75%
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets....................        4.69%            4.62%            5.13%            3.38%            2.56%
  Ratio of expenses to average
    net assets*...............        0.75%            0.77%            0.77%              (a)              (a)
  Ratio of interest expense to
    average net assets........        0.13%(c)         0.07%(c)      --               --               --
                                -----------     ------------     ------------     ------------     ------------
  Ratio of total expenses to
    average net assets*.......        0.88%            0.84%            0.77%              (a)              (a)
                                -----------     ------------     ------------     ------------     ------------
                                -----------     ------------     ------------     ------------     ------------
  Ratio of net investment
    income to average net
    assets*...................        4.68%            4.62%            5.11%              (a)              (a)

---------------
  * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
 (c) Represents interest expense on reverse repurchase agreement.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                              YEARS ENDED
                                                  --------------------------------------------------------------------
                                                  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                      1997          1996          1995          1994          1993
                                                  ------------  ------------  ------------  ------------  ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............   $   0.9996    $   0.9996    $   0.9999    $   0.9999    $   0.9998
                                                  ------------  ------------  ------------  ------------  ------------
Income from investment operations:
  Net investment income.........................       0.0282        0.0273        0.0305        0.0192        0.0164
  Net realized gains (losses) on securities.....       --            --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
  Total income from investment operations.......       0.0282        0.0273        0.0302        0.0192        0.0165
                                                  ------------  ------------  ------------  ------------  ------------
Dividends from net investment income............      (0.0280)      (0.0273)      (0.0305)      (0.0192)      (0.0164)
                                                  ------------  ------------  ------------  ------------  ------------
Net change in net asset value...................       0.0002        --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD..................   $   0.9998    $   0.9996    $   0.9996    $   0.9999    $   0.9999
                                                  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------
Total return....................................         2.83%         2.76%         3.09%         1.94%         1.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............   $   59,173    $   47,145    $   38,243    $   38,123    $   45,609
  Ratio of expenses to average net assets.......         0.87%         0.85%         0.90%         0.90%         0.90%
  Ratio of net investment income to average net
    assets......................................         2.81%         2.71%         3.04%         1.90%         1.62%
  Ratio of expenses to average net assets*......         0.97%         0.99%         1.15%         1.02%         1.06%
  Ratio of net investment income to average net
    assets*.....................................         2.71%         2.57%         2.79%         1.78%         1.46%

---------------
 * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                              YEARS ENDED
                                                  --------------------------------------------------------------------
                                                  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                      1997          1996          1995          1994          1993
                                                  ------------  ------------  ------------  ------------  ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............   $   0.9996    $   0.9996    $   0.9999    $   0.9999    $   0.9998
                                                  ------------  ------------  ------------  ------------  ------------
Income from investment operations:
  Net investment income.........................       0.0336        0.0324        0.0355        0.0242        0.0214
  Net realized gains (losses) on securities.....       --            --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
  Total income from investment operations.......       0.0336        0.0324        0.0352        0.0242        0.0215
                                                  ------------  ------------  ------------  ------------  ------------
Dividends from net investment income............      (0.0335)      (0.0324)      (0.0355)      (0.0242)      (0.0214)
                                                  ------------  ------------  ------------  ------------  ------------
Net change in net asset value...................       0.0001        --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD..................   $   0.9997    $   0.9996    $   0.9996    $   0.9999    $   0.9999
                                                  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------
Total return....................................         3.41%         3.29%         3.61%         2.45%         2.16%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............   $  129,886    $  145,592    $  156,353    $  162,856    $  147,525
  Ratio of expenses to average net assets.......         0.31%         0.34%         0.40%         0.40%         0.40%
  Ratio of net investment income to average net
    assets......................................         3.36%         3.23%         3.53%         2.42%         2.13%
  Ratio of expenses to average net assets*......         0.41%         0.45%         0.52%         0.46%         0.56%
  Ratio of net investment income to average net
    assets*.....................................         3.26%         3.12%         3.41%         2.36%         1.97%

---------------
 * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                              YEARS ENDED
                                                  --------------------------------------------------------------------
                                                  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                      1997          1996          1995          1994          1993
                                                  ------------  ------------  ------------  ------------  ------------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............   $   0.9996    $   0.9996    $   0.9999    $   0.9999    $   0.9998
                                                  ------------  ------------  ------------  ------------  ------------
Income from investment operations:
  Net investment income.........................       0.0283        0.0283        0.0319        0.0206        0.0179
  Net realized gains (losses) on securities.....       --            --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
  Total income from investment operations.......       0.0283        0.0283        0.0316        0.0206        0.0180
                                                  ------------  ------------  ------------  ------------  ------------
Dividends from net investment income............      (0.0294)      (0.0283)      (0.0319)      (0.0206)      (0.0179)
                                                  ------------  ------------  ------------  ------------  ------------
Net change in net asset value...................      (0.0011)       --           (0.0003)       --            0.0001
                                                  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD..................   $   0.9985    $   0.9996    $   0.9996    $   0.9999    $   0.9999
                                                  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------
Total return....................................         2.98%         2.87%         3.24%         2.08%         1.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............   $      555    $    2,861    $    2,855    $    4,028    $      487
  Ratio of expenses to average net assets.......         0.73%         0.75%         0.75%         0.75%         0.75%
  Ratio of net investment income to average net
    assets......................................         2.89%         2.83%         3.19%         2.17%         1.75%
  Ratio of expenses to average net assets*......         1.71%         1.03%         1.20%         1.59%         0.92%
  Ratio of net investment income to average net
    assets*.....................................         1.91%         2.55%         2.74%         1.33%         1.58%

---------------
 * During the period, certain fees were voluntarily reduced, reimbursed and/or paid by third party. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
  Board of Trustees of the
  Emerald Funds:

We have audited the accompanying statements of assets and liabilities of Emerald Funds -- Equity Fund, Equity Value Fund, International Equity Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund, Florida Tax-Exempt Fund, Prime Fund, Treasury Fund and Tax-Exempt Fund (the Funds), including the schedules of portfolio investments, as of November 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of changes in net assets for the period ended November 30, 1996 and the financial highlights for the periods ended November 30, 1996, and prior periods as indicated herein, were audited by other auditors whose report thereon dated January 22, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of November 30, 1997, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerald Funds at November 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Columbus, Ohio
January 21, 1998

EMD-1197
Inst. 11/97 ANN